UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05010

THE HUNTINGTON FUNDS

(Exact name of registrant as specified in charter)

2960 North Meridian Street, Suite 300

Attn: Huntington Funds Officer

Indianapolis, IN 46208

(Address of principal executive offices) (Zip code)

Martin R. Dean

The Huntington National Bank

37 West Broad Street, 6th Floor

Columbus, OH 43215

(Name and address of agent for service)

Copies to:

David C. Mahaffey, Esq.

Sullivan & Worcester

1666 K Street, N.W.

Washington, DC 20006

Registrant’s telephone number, including area code: 1-800-253-0412

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Item 1. Reports to Stockholders.

Annual Shareholder Report

DECEMBER 31, 2014

CLASS A SHARES

CLASS C SHARES

INSTITUTIONAL SHARES

Message from the Chief Investment Officer

Dear Shareholder:

Much like last year, the final quarter of 2014 provided most of the performance for the entire year. This was particularly true for the Standard and Poor’s SmallCap 600 Index®(a) (“S&P 600”) which rose 9.85% during the quarter, pushing it into positive territory for the entire year. The larger cap issues, as highlighted by the Standard and Poor’s 500 Index®(b) (“S&P 500”), gained almost 5% for the quarter driving the index to exceed the other major indices with an annual return of 13.69%. Beset by currency and economic woes, the international equity markets as characterized by the Morgan Stanley Capital International Europe, Australasia and Far East Index(c) (“MSCI-EAFE”), fell in both the fourth quarter of 2014 and the entire year.

With this backdrop of mixed results, the managers of the Huntington Funds have characterized this past year as one that experienced a number of transitions. These transitions evoked both positive and negative perceptions within the investment community and, as a result, short-term volatility increased as investors tried to figure out the most attractive or prudent courses. The markets and economy have had to adjust to six very significant changes during the year.

First and probably foremost, is the decision by the Federal Reserve (“Fed”) to cease its six year quantitative easing monetary policy. This was of concern to some investors as liquidity provided by the Fed has served as a stimulus to the equity markets and to the economy, especially in certain sectors such as housing. The second impactful change was to the make-up of Congress, which shifted stronger control to the Republican Party as a result of the November elections. This could affect budgetary, regulatory and defense issues as the new majority deals with the Administration over the next two years. The third alteration of course was the assumption of a more bellicose attitude by Russia in its dealings with the West. Since 1989 and the fall of the Berlin Wall, the former components of the Soviet Union have moved more closely in alignment with the West in commerce and politics. This took a radical turn as conflict escalated within Ukraine and sanctions were imposed upon Russia.

The U.S. Dollar was also a highlight in 2014 as its surprising strength helped contain inflation and will probably make it more difficult to sell U.S. manufactured goods overseas. The year also marked the first time the U.S. has become energy independent, could export petroleum products and exceeded the actual production of Saudi Arabia. The resulting reduction of cost at the pump has become a boon to U.S. consumers. In our opinion, perhaps the most significant issue in 2014 was the most subtle. The perception of robotics in the workplace has been well established in manufacturing over the past few years. It is, however, remarkable that in this past year the use of drones and robots of various types became acceptable in the service and consumer sectors. This phenomenon may lay the ground work for a rapid expansion of robotics in daily life. While the long term implications of robotics in the work place and in the home may include the acceptance of a higher intrinsic level of unemployment, there will likely be an explosion of investor interest much like the halcyon days of the dot-com era with frequent Initial Public Offerings (IPOs) and significant technological breakthroughs.

It will be an interesting first quarter of 2015 for investors who will need to assess these transitions and how they will affect their investment strategies. Our experienced investment team of fund managers will strive to provide our own interpretations of these influences and chart a course that takes advantage of the forthcoming opportunities. As a business practice within Huntington Asset Advisors, we are continuously evaluating products and growth opportunities. In 2014, Huntington Funds made a strategic decision to close some of its funds with lower asset sizes in order to focus on a select group of core funds. We believe this

Message from the Chief Investment Officer

Message from the Chief Investment Officer (Continued)

action will strengthen our position and allow us to continue to generate growth and meet the investment needs of our shareholders. We are committed to the ongoing success of Huntington Funds and leveraging the expertise of our fund managers.

B. Randolph Bateman, CFA

Chief Investment Officer

Huntington Asset Advisors, Inc.

(a)	The S&P 600 is a capitalization-weighted index representing all major industries in the small-cap range of the U.S. stock market.

(b)	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(c)	The MSCI-EAFE is a market-capitalization weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, and then aggregated, without change, into MSCI indices.

The indices are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an Index, although, you may invest in the underlying securities.

Message from the Chief Investment Officer

Annual Shareholder Report

MONEY MARKET FUNDS

Huntington Money Market Fund

Huntington U.S. Treasury Money Market Fund

EQUITY FUNDS

Huntington Dividend Capture Fund

Huntington Global Select Markets Fund

Huntington Real Strategies Fund

Huntington Situs Fund

ASSET ALLOCATION FUNDS

Huntington Balanced Allocation Fund

Huntington Conservative Allocation Fund

Huntington Growth Allocation Fund

Dividend Capture Fund	As of December 31, 2014

Management’s Discussion of Fund Performance

Portfolio Managers:

Kirk Mentzer, MBA

Director of Fund Research

Peter Sorrentino, CFA

Senior Vice President

For the fiscal year ended December 31, 2014, the Huntington Dividend Capture Fund’s (“Fund”) Institutional Shares and Class A Shares produced total returns (not including the deduction of applicable sales charges) of 9.59% and 9.45%, respectively, based on net asset value. The Fund underperformed relative to the 12.36% total return of the Standard & Poor’s 500 Value Index® (“S&P 500 Value”)(a), its benchmark, and the 13.69% return of the Standard & Poor’s 500 Index® (“S&P 500” )(a), its previous benchmark for the same period. The Fund’s Class A Shares underperformed the benchmark by 2.91% for the same period. The Fund underperformed relative to the 16.74% total return of the Dividend Capture Indices Blend (“DCIB”)(b) for the same period.

The Fund is managed using our top-down style and portfolio construction techniques, which are aimed at producing a high level of stable income and low volatility by investing in three distinct asset classes highlighted below:

•

Value-Style Common Stocks: Domestic equity market returns were nearly zero for the year in early October, but managed to rally during the fourth quarter to produce strong gains for all of 2014. Seasonal factors, improving economic growth (U.S.), low inflation, plentiful liquidity, and plummeting oil prices and bond yields all factored prominently into rising stock markets. Stocks as measured by the S&P 500 Value ended the year with a 12.36% total return. The Fund was overweight common stocks for the entire period versus the DCIB unmanaged custom index. Within this class, sector allocation subtracted 83 basis points and security selection detracted 388 basis points from performance. As a result, the common stocks in the Fund underperformed the overall market. The Fund’s common stock total return for 2014 was 7.07%, trailing the S&P 500 Value return for the year. The three largest positive contributors to performance were: Intel Corp. (+0.73%), Cisco Systems, Inc. (+0.72%) and CSX Corp. (+0.48%). The three largest detractors were: Noble Corp. PLC (-0.70%), Marathon Oil Corp. (-0.32%) and Peabody Energy Corp. (-0.31%).

•

Real Estate Investment Trusts (REITs)(c): Falling interest rates helped propel REIT markets in 2014, making them the best performing asset class. The Fund’s REIT holdings produced a total return of 26.13% for the fiscal year ended December 31, 2014, which slightly underperformed the benchmark NAREIT Index total return of 27.20% for the same period. The three largest positive contributors to performance were: HCP, Inc. (+2.83%), Kimco Realty Corp. (+2.79%) and Camden Property Trust (+2.06%). The three largest detractors were: Hospitality Properties Trust (-0.05%), Ramco-Gershenson Properties Trust (-0.02%) and Healthcare Realty Trust, Inc. (-0.01%).

•

Preferred Stocks(d): Declining yields, likewise, gave preferred stocks a tail wind for the year, making the class second best performing asset class of the Fund. The Fund’s preferred stocks holdings produced a total return of 17.33%, which outperformed the benchmark, BofA Merrill Lynch Fixed Rate Preferred Securities Index, total return of 15.44%. The three largest positive contributors to performance were: BB&T Corp., 5.85% (+0.38%), PS Business Parks, Inc., Series S, 6.45% (+0.33%) and Charles Schwab Corp., Series B, 6.00% (+0.32%). The three largest underperforming issues were: Ameriprise Financial, Inc., 7.75% (+0.01%), Vornado Realty LP 7.875% (+0.01%) and NextEra Energy Capital Holdings, Inc., Series F, 8.75% (Called at 100) (0.00%), which were sold during the year.

The composition of the Fund’s holdings is subject to change.

Annual Shareholder Report

Dividend Capture Fund (Continued)

(a)

Effective 11/18/2014, the Dividend Capture Fund’s benchmark was updated from the S&P 500 Index® to the S&P 500 Value Index® as it was determined to more closely reflect the investment strategy of the Fund. The S&P 500 Index® is an unmanaged index generally representing the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 Value Index® is an unmanaged market-capitalization-weighted index consisting of those stocks within the S&P 500 Index® that exhibit strong value characteristics. It uses a numerical ranking system based on four value factors and three growth factors to determine the constituents and their weightings

Indices are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an Index.

(b)	The DCIB is a custom, blended index comprised of the following three indices with their noted respective weightings: S&P 500 Value Index (40%), Merrill Lynch Fixed Rate Preferred Index (40%) and NAREIT Index (20%). This custom, blended index and its respective weightings are reflective of the Fund’s sector diversification. Indices are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an Index.

(c)	REIT returns represented by the NAREIT Index. The NAREIT Index represents returns for the National Association of Real Estate Investment Trust Equity Index. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an Index.

(d)	Preferred returns represented by BofA Merrill Lynch Fixed Rate Preferred Securities Index. The BofA Merrill Lynch Fixed Rate Preferred Securities Index is a capitalization-weighted index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market.

This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the Advisor as of December 31, 2014 and are subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. If these additional fees were reflected, performance would have been lower.

There are no guarantees that dividend paying stocks will continue to pay dividends. In addition, dividend paying stocks may not experience the same capital appreciation potential as non-dividend paying stocks.

Annual Shareholder Report

Dividend Capture Fund (Continued)

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end or after-tax returns may be obtained by calling 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, with load, include the 4.75% maximum sales charge for the Class A shares or the 1.00% maximum deferred sales charge for the Class C shares.

Class	Expense Ratios
Institutional Shares	0.90%
Class A Shares	1.15%
Class C Shares	1.65%

The above expense ratios are from the Fund’s prospectus dated April 30, 2014, as amended September 2, 2014. Additional information pertaining to the Fund’s expense ratios as of December 31, 2014 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. The S&P 500 Value, S&P 500 and DCIB have been adjusted to reflect reinvestment of dividends on securities in the indices.

Investments in real estate investment trusts (“REITs”) and real-estate related securities involves special risks associated with an investment in real estate, such as limited liquidity and interest rate risks and may be more volatile than other securities. In addition, the value of REITs and other real estate-related investments is sensitive to changes in real estate values, extended vacancies of properties and other environmental and economic factors.

There are no guarantees that dividend paying stocks will continue to pay dividends. In addition, dividend paying stocks may not experience the same capital appreciation potential as non-dividend paying stocks.

The Fund is distributed by Unified Financial Securities, Inc. (Member FINRA), a wholly-owned subsidiary of Huntington Bancshares, Inc., and an affiliate of Huntington Asset Advisors, Inc., the advisor of the Huntington Funds.

(a)	Class C Shares commenced operations on January 3, 2014. Prior to January 3, 2014, performance is based on the performance of Class A Shares adjusted for the Class C Shares 12b-1 fees and contingent deferred sales charge.

(b)	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

(c)	The S&P 500 Value, S&P 500 and DCIB are not adjusted to reflect sales charges, expenses, or other fees that are reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

Annual Shareholder Report

Global Select Markets Fund	As of December 31, 2014

Management’s Discussion of Fund Performance

Portfolio Managers:

Paul W. Attwood, CFA

Senior Vice President

Martina Cheung, CFA, MBA

Vice President

For the fiscal year ended December 31, 2014, the Huntington Global Select Markets Fund’s (“Fund”) Institutional Shares and Class A Shares reported total returns (not including the deduction of applicable sales charges) of 1.31% and 1.13%, respectively, based on net asset value. The Fund outperformed relative to the (2.19)% total return of the Morgan Stanley Capital International Emerging Markets Index (“MSCI-EM”)(a), its benchmark, for the same time period. The Fund’s Class A Shares outperformed the benchmark by 3.32% for the same period.

Although the MSCI-EM reported a negative total return in 2014, there were some very strong performances by individual countries. The Fund was able to outperform its benchmark by being overweight in some of these areas, such as India and Indonesia. In addition, the Fund had no exposure to Russia which experienced a collapse of both their equity market and currency. A substantial underweight in Brazil also contributed to the strong relative performance.

Energy and Material stocks were particularly weak. The Fund had very little exposure to these sectors. The Fund had a significant overweight in Healthcare, which was the best performing sector throughout 2014. Stock selection added to the relative outperformance of the Fund, relative to its benchmark. The three holdings that had the largest positive contribution to the Fund’s performance were KCE Electronics, Amara Raja Batteries and ICICI Bank Ltd. Collectively these holdings added 3.83% to the Fund’s return. The three holdings that had the largest negative contribution to the Fund’s return were LPP S.A., Kingsoft Corp. and Supermax Corp. These three holdings subtracted 2.12% from the Fund’s return and were all sold before the end of the year.

On December 19, 2014, Huntington International Equity Fund was merged into the Huntington Global Select Markets Fund. As we headed into year-end activities, the Fund retained some of the holdings from the International Equity Fund. The Fund’s December 31, 2014 Portfolio of Investments reflects these combined positions. The Fund’s portfolio is now being fully positioned to provide investors with exposure to what we consider to be the most attractive markets in the world, in a risk managed portfolio. As we begin 2015, we are targeting those countries that we believe display positive and improving fiscal and monetary policies and other key attributes that are essential to solid long-term performance.

(a)	The MSCI-EM is a market-capitalization weighted equity index comprising 21 of the 48 countries in the MSCI universe. Each MSCI country index is created separately, then aggregated, without change, into MSCI indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an Index.

This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the Advisor as of December 31, 2014 and are subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. If these additional fees were reflected, performance would have been lower.

Annual Shareholder Report

Global Select Markets Fund (Continued)

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end or after-tax returns may be obtained by calling 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the 4.75% maximum sales charge for the Class A Shares.

Class	Expense Ratios
Institutional Shares	0.96%
Class A Shares	1.21%

The above expense ratios are from the Fund’s prospectus dated April 30, 2014, as amended September 2, 2014, and as supplemented October 1, 2014. Additional information pertaining to the Fund’s expense ratios as of December 31, 2014 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. The MSCI-EM has been adjusted to reflect reinvestment of dividends on securities in the index.

International investing involves special risks including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial standards. In addition, prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries.

The Fund is distributed by Unified Financial Securities, Inc. (Member FINRA), a wholly-owned subsidiary of Huntington Bancshares, Inc., and an affiliate of Huntington Asset Advisors, Inc., the advisor of the Huntington Funds.

(a)	The Fund commenced operations for all share classes on December 30, 2009.

(b)	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

(c)	The MSCI-EM is not adjusted to reflect sales charges, expenses, or other fees that are reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

Annual Shareholder Report

Real Strategies Fund	As of December 31, 2014

Management’s Discussion of Fund Performance

Portfolio Managers:

Peter Sorrentino, CFA

Senior Vice President

Paul Attwood, CFA

Senior Vice President

For the fiscal year ended December 31, 2014, the Huntington Real Strategies Fund’s (“Fund”) Institutional Shares and Class A Shares produced total returns (not including the deduction of applicable sales charges) of (15.03)% and (15.23)%, respectively, based upon net asset value. The Fund outperformed relative to the (33.05)% total return of the Standard & Poor’s Goldman Sachs Commodity Index® (“S&P GSCI”)(a), its benchmark, for the same period. The Fund’s Class A Shares outperformed its benchmark by 17.82%.

Thanks to the relatively stable pricing of natural gas during 2014, the Fund achieved returns that significantly outperformed its benchmark. With a number of natural gas liquefaction facilities nearing completion, the prospect of exporting low cost North American natural gas to the world market produced solid gains for companies such as Cheniere Energy (+63%) and Magellan Midstream Partners (+30%). Unfortunately, the confluence of a decade of over-investment along with slowing global growth and a rising U.S. Dollar drove virtually all other commodity prices down. At some point in 2014, every traded commodity, with the exception of gold, suffered at least a 25% price decline. Nowhere was this more evident than in the share prices of commodity driven economies, where the Fund’s investment in Canadian Oil Sands fell 52% and in Brazilian miner Vale S.A. lost 46%.

Efforts to insulate the Fund from these negative price actions contributed significantly to the outperformance relative to the benchmark. The covered call writing on the Fund’s holdings generated incremental return, as did the downside hedging through the purchase of put options on the Standard & Poor’s 500 Index® and the MSCI Emerging Markets Index. The Fund continued to employ the purchase of forward volatility through call options on the Chicago Board Options Exchange Volatility Index as another means of mitigating negative price action. The Fund disposed of two of its direct real estate holdings, the Scott’s Gahanna property and its interest in the BB&T office tower in Winston-Salem, North Carolina during the fourth quarter.

(a)

The S&P GSCI® Index measures general price movements and inflation in the world economy. The Index is calculated primarily on a world production-weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an Index.

This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the Advisor as of December 31, 2014 and are subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. If these additional fees were reflected, performance would have been lower.

Annual Shareholder Report

Real Strategies Fund (Continued)

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end or after-tax returns may be obtained by calling 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the 4.75% maximum sales charge for the Class A Shares.

Class	Expense Ratios
Institutional Shares	1.10%
Class A Shares	1.35%

The above expense ratios are from the Fund’s prospectus dated April 30, 2014, as amended September 2, 2014. Additional information pertaining to the Fund’s expense ratios as of December 31, 2014 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. The S&P GSCI has been adjusted to reflect reinvestment of dividends on securities in the indices.

Investments in real estate investment trusts (“REITs”) and real-estate related securities involve special risks associated with an investment in real estate, such as limited liquidity and interest rate risks and may be more volatile than other securities. In addition, the value of REITs and other real estate-related investments is sensitive to changes in real estate values, extended vacancies of properties and other environmental and economic factors.

Commodities-related investments are subject to the same risks as direct investments in commodities and prices may rise and fall in response to many factors such as economic, political and regulatory developments.

Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified.

The Fund is distributed by Unified Financial Securities, Inc. (Member FINRA), a wholly-owned subsidiary of Huntington Bancshares, Inc., and an affiliate of Huntington Asset Advisors, Inc., the advisor of the Huntington Funds.

(a)	The Fund commenced operations for all share classes on May 2, 2007.

(b)	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

(c)	The S&P GSCI is not adjusted to reflect sales charges, expenses, or other fees that are reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

Annual Shareholder Report

Situs Fund	As of December 31, 2014

Management’s Discussion of Fund Performance

Portfolio Managers:

Randy Bateman, CFA

Chief Investment Officer

Kirk Mentzer, MBA

Director of Fund Research

For the fiscal year ended December 31, 2014, the Huntington Situs Fund’s (“Fund”) Institutional Shares and Class A Shares produced total returns (not including the deduction of applicable sales charges) of (1.41)% and (1.62)%, respectively, based upon net asset value. The Fund underperformed relative to the 5.76% total return of the Standard and Poor’s SmallCap 600 Index® (“S&P 600”)(a), its benchmark, and the 9.77% total return of the Standard and Poor’s MidCap 400 Index® (“S&P 400”)(b) for the same period. The Fund’s Class A shares underperformed the benchmark by (7.38)%.

Prior to the beginning of the fiscal year, the Huntington Mid Corp America Fund was merged into the Fund adding close to $200 million to the size of the Fund and providing an opportunity to reduce the Fund’s expense ratio. Much of the portfolio structure underperformance was as a result of the integration of the Huntington Mid Corp America Fund as its capitalization had always been benchmarked to the Mid Cap marketplace. The Fund’s underperformance was primarily the result of certain stocks that fell along with the drop in the price of oil. With overproduction and a commitment by OPEC to maintain current production levels, oil prices fell precipitously during the final quarter of 2014, and GeoSpace Technologies and Carbo Ceramics were both heavily impacted by the energy price change.

One of the major drivers of performance from a stock selection perspective was TASER International, Inc. (“TASER”), which added 1.96% to the Fund’s performance for the 4th quarter and had been a minor holding until early autumn. The Fund made a major commitment to the holding following the events in Ferguson, Missouri. In the aftermath of the incident, a large number of police departments made commitments to TASER’s body cameras. This was duplicated internationally and the stock rose accordingly. Currently, the company is the largest single holding of the Fund. In addition to TASER, four other companies moved into the top ten holdings of the Fund. Watts Water, South State Bank, Sanderson Farms and Tyler Technologies were among the major structural changes in the Fund’s efforts to expand into earnings driven corporations for the coming quarters.

The markets in 2014 were primarily impacted by activities surrounding the monetary policies of the Federal Reserve System (“Fed”), international turmoil, the Ebola virus scare and the change in Congressional makeup as a result of the November 2014 elections. The Fed ended its quantitative easing monetary policy in October and the markets handled the news in stride. In fact, much of the performance of the markets for the entire year occurred following the Fed’s withdrawal from its bond purchase program. This was particularly evident in the S&P 600, which was down 3.74% for the first nine months of the year then recovered with a 9.83% rebound in the fourth quarter, allowing the index to increase 5.76% for the entire year.

Annual Shareholder Report

Situs Fund (Continued)

(a)	The S&P 600 is a capitalization-weighted index representing all major industries in the small-cap range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an Index.

(b)	The S&P 400 is a capitalization-weighted index comprised of common stocks representing all major industries in the mid-range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an Index.

This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the Advisor as of December 31, 2014 and are subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. If these additional fees were reflected, performance would have been lower.

Annual Shareholder Report

Situs Fund (Continued)

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end or after-tax returns may be obtained by calling 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, with load, include the 4.75% maximum sales charge for the Class A shares or the 1.00% maximum deferred sales charge for the Class C shares.

Class	Expense Ratios
Institutional Shares	1.03%
Class A Shares	1.28%
Class C Shares	1.78%

The above expense ratios are from the Fund’s prospectus dated April 30, 2014, as amended September 2, 2014. Additional information pertaining to the Fund’s expense ratios as of December 31, 2014 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. The S&P 600 and S&P 400 have been adjusted to reflect reinvestment of dividends on securities in the indices.

International investing involves special risks including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial standards. In addition, prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries.

Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified. In addition, the Fund may be subject to specific risks of the information technology sector, such as obsolescence.

The Fund is distributed by Unified Financial Securities, Inc. (Member FINRA), a wholly-owned subsidiary of Huntington Bancshares, Inc., and an affiliate of Huntington Asset Advisors, Inc., the advisor of the Huntington Funds.

Annual Shareholder Report

Situs Fund (Continued)

(a)	Class C Shares commenced operations on January 3, 2014. Prior to January 3, 2014, performance is based on the performance of Class A Shares adjusted for the Class C Shares’ 12b-1 fees and contingent deferred sales charge.

(b)	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

(c)	The S&P 600 and S&P 400 are not adjusted to reflect sales charges, expenses, or other fees that are reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

Annual Shareholder Report

Balanced Allocation Fund	As of December 31, 2014

Management’s Discussion of Fund Performance

Portfolio Manager:

Randy Bateman, CFA

Chief Investment Officer

For the fiscal year ended December 31, 2014, the Huntington Balanced Allocation Fund’s (“Fund”) Class A Shares produced a total return (not including the deduction of applicable sales charges) of 2.05% based upon net asset value. The Fund underperformed relative to the 13.69% total return of the Standard & Poor’s 500 Index® (“S&P 500”)(a), its benchmark, and the 10.60% total return of the Balanced Allocation Indices Blend (“BAIB”)(b) for the same period.

Contributing to the performance was the Fund’s exposure of 57.3% in growth assets, 19.5% in income focused securities and 22.2% in stable assets. At year end, the Fund was balanced with exposure to the Federated Short-Intermediate Total Return Bond Fund at 7.2%(c) of net assets, the Huntington Global Select Markets Fund at 15.0%(c) of net assets and the Huntington Dividend Capture Fund, at 9.5%(c) of net assets. Other levels of exposure included the Huntington EcoLogical Strategy ETF at 12.7%(c) of net assets, the Huntington US Equity Rotation Strategy ETF at 11.6%(c) of net assets and the Huntington Situs Fund at 8.5%(c) of net assets. Other fixed income exposures included the Federated Total Return Government Bond Fund at 7.2%(c) of net assets and the Federated Mortgage Fund at 5.1%(c) of net assets. During the last days of 2014, the Fund was reallocated and the money market fund position was larger than traditionally maintained. Overall, the Fund was extremely diversified and reflected the market expectations of the Huntington Asset Advisors, Inc.

During much of the year, the Federal Reserve Bank (“Fed”) continued its strategy of maintaining an extremely easy monetary policy through quantitative easing (“QE”). In October, however, the Fed ceased the formal QE program and, despite fears of a market reversal, investors took the change in stride. In fact, most of the equity markets improved significantly in the fourth quarter. Stocks continued to build on their five year rally as Fed liquidity and the economic recovery led to higher corporate profits and continued optimism by investors. It was against this backdrop that the Fund maintained a moderate exposure to risk-based securities and rebalanced cash into equities. During the year, substantial changes were effected to adjust the asset allocation to match the opportunities that the markets presented.

(a)	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an Index.

(b)	The Balanced Allocation Indices Blended Benchmark is a custom blended index comprised of the following two indices with their noted respective weightings: S&P 500 (60%) and the Barclays U.S. Aggregate Bond Index (40%). The Barclays U.S. Aggregate Bond Index is comprised of securities from the Barclays Government/Corporate Bond Index, Mortgage Securities Index and the Asset Based Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an Index.

(c)	Percentage of holdings based on Fund’s net assets as of 12/31/2014. The composition of the Fund’s holdings is subject to change.

This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the Advisor as of December 31, 2014 and are subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. If these additional fees were reflected, performance would have been lower.

Annual Shareholder Report

Balanced Allocation Fund (Continued)

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end or after-tax returns may be obtained by calling 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the 4.75% maximum sales charge for the Class A Shares.

Class	Expense Ratio
Class A Shares	1.90%

The above expense ratio is from the Fund’s prospectus dated April 30, 2014, as amended September 2, 2014. Additional information pertaining to the Fund’s expense ratio as of December 31, 2014 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. The S&P 500 and BAIB have been adjusted to reflect reinvestment of dividends on securities in the indices.

The Fund is distributed by Unified Financial Securities, Inc. (Member FINRA) a wholly-owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc., the advisor to the Huntington Funds.

(a)	The Fund commenced operations on July 31, 2009.

(b)	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

(c)	The S&P 500 and BAIB are not adjusted to reflect sales charges, expenses, or other fees that are reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

Annual Shareholder Report

Conservative Allocation Fund	As of December 31, 2014

Management’s Discussion of Fund Performance

Portfolio Manager:

Randy Bateman, CFA

Chief Investment Officer

For the fiscal year ended December 31, 2014, the Huntington Conservative Allocation Fund’s (“Fund”) Class A Shares produced a total return (not including the deduction of applicable sales charges) of (0.12)% based upon net asset value. The Fund underperformed relative to the 5.97% total return of the Barclays U.S. Aggregate Bond Index (“BUSAI”)(a), its benchmark, and underperformed relative to the 7.51% total return for the Conservative Allocation Indices Blend (“CAIB”)(b) for the same period.

The Fund’s investment in the Huntington World Income Fund, sold in Q4, detracted from performance during the year. Despite the underperformance to the benchmark index, the Fund maintained relatively larger exposure to the equity markets, which enjoyed a strong fourth quarter, later in the year and could set the Fund up for better performance as we begin 2015. At year end, the Fund was balanced with exposure to the Federated Total Return Bond Fund at 14.1%(c) of net assets, the Federated Short-Intermediate Total Return Bond Fund with 14.1%(c) of net assets and the Federated Mortgage Fund, at 9.8%(c) of net assets. The largest growth components were a 10.8%(c) of net assets to the Huntington Global Select Markets Fund, 6.6%(c) of net assets to the Huntington Dividend Capture Fund and exposure to both the Huntington Ecological Strategy ETF and the Huntington U.S. Equity Rotation Strategy ETF for a combined 9.9%(c) of net assets. There was a rebalancing that occurred at year end that resulted in a heavier exposure to money markets funds. Those funds were allocated to the fixed income portion of the portfolio. For those reasons, the Fund maintained a beta(d) of only 0.6 at year-end.

During much of the year, the Federal Reserve Bank (“Fed”) continued its strategy of maintaining an extremely easy monetary policy through quantitative easing (“QE”). In October, however, the Fed ceased the formal QE program and, despite fears of a market reversal, investors took the change in stride. In fact, most of the equity markets improved significantly in the fourth quarter and bond portfolios fared better than expected. Extremely low international interest rates prevailed as worldwide economies were virtually inflation-free and central banks were willing to provide liquidity. Stocks continued to build on their five year rally as Fed liquidity and the economic recovery led to higher corporate profits and continued optimism by investors. It was against this backdrop that the manager of the Fund maintained its exposure to risk-based securities. During the year substantial changes were effected to adjust the asset allocation to match the opportunities that the markets presented.

Annual Shareholder Report

Conservative Allocation Fund (Continued)

(a)	The Barclay’s U.S. Aggregate Bond Index is composed of securities from the Barclay’s Government/Corporate Bond Index, Mortgage Securities Index and the Asset Based Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an Index.

(b)

The Conservative Allocation Indices Blended Benchmark is a custom blended index comprised of the following two indices with their noted respective weightings: Standard & Poor’s 500 Index® (“S&P 500”) (20%) and the Barclays U.S. Aggregate Bond Index (80%). The S&P 500 is an unmanaged index generally representing the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

(c)	Percentage of holdings based on Fund’s net assets as of 12/31/2014. The composition of the Fund’s holdings is subject to change.

(d)	The beta of an investment is a measure of the risk arising from exposure to general market movements as opposed to idiosyncratic factors. A beta below 1 can indicate either an investment with lower volatility than the market, or a volatile investment whose price movements are not highly correlated with the market.

This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the Advisor as of December 31, 2014 and are subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. If these additional fees were reflected, performance would have been lower.

Annual Shareholder Report

Conservative Allocation Fund (Continued)

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end or after-tax returns may be obtained by calling 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the 4.75% maximum sales charge for the Class A Shares.

Class	Expense Ratio
Class A Shares	1.90%

The above expense ratio is from the Fund’s prospectus dated April 30, 2014, as amended September 2, 2014. Additional information pertaining to the Fund’s expense ratio as of December 31, 2014 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. The BUSAI and CAIB have been adjusted to reflect reinvestment of dividends on securities in the indices.

The Fund is distributed by Unified Financial Securities, Inc. (Member FINRA) a wholly-owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc., the advisor to the Huntington Funds.

(a)	The Fund commenced operations on July 31, 2009.

(b)	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

(c)	The BUSAI and CAIB are not adjusted to reflect sales charges, expenses, or other fees that are reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

Annual Shareholder Report

Growth Allocation Fund	As of December 31, 2014

Management’s Discussion of Fund Performance

Portfolio Manager:

Randy Bateman, CFA

Chief Investment Officer

For the fiscal year ended December 31, 2014, the Huntington Growth Allocation Fund’s (“Fund”) Class A Shares produced a total return of (not including the deduction of applicable sales charges) 3.13% based upon net asset value. The Fund underperformed relative to the 13.69% total return of the Standard & Poor’s 500 Index®, (“S&P 500”)(a), its benchmark and the 12.14% total return for the Growth Allocation Indices Blend (“GAIB”)(b) for the same period.

Contributing to the Fund’s performance was its exposure of 77.7% to growth assets, 10.4% to income focused securities and 11.6% to stable assets. At year end, the Fund was balanced with exposure to the Huntington Global Select Markets Fund at 21.2%(c) of net assets, and the Huntington EcoLogical Strategy ETF which constituted 16.2%(c) of net assets. Other levels of exposure included the Huntington U.S. Equity Rotation Strategy ETF at 14.7%(c) of net assets, the Huntington Dividend Capture Fund at 13.9%(c) of net assets and the Huntington Situs Fund at 11.8%(c) of net assets. The largest exposure to fixed income funds was the 7.4%(c) of net assets commitment to the Federated Total Return Bond Fund. Overall, the Fund was extremely diversified and reflected the market expectations of Huntington Asset Advisors, Inc.

During much of the year, the Federal Reserve Bank (“Fed”) continued its strategy of maintaining an extremely easy monetary policy through quantitative easing (“QE”). In October, however, the Fed ceased the formal QE program and, despite fears of a market reversal, investors took the change in stride. In fact most of the equity markets improved significantly in the fourth quarter. Stocks continued to build on their five year rally as Fed liquidity and the economic recovery led to higher corporate profits and continued optimism by investors. It was against this backdrop that the manager of the Fund maintained its heavy exposure to risk-based securities. During the year substantial changes were effected to adjust the asset allocation to match the opportunities that the markets presented.

(a)	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an Index.

(b)	The Growth Allocation Indices Blended Benchmark is a custom blended index comprised of the following two indices with their noted respective weightings: S&P 500 (80%) and the Barclays U.S. Aggregate Bond Index (20%). The Barclays U.S. Aggregate Bond Index is comprised of securities from the Barclays Government/Corporate Bond Index, Mortgage Securities Index and the Asset Based Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an Index. Investments cannot be made in an index.

(c)	Percentage of holdings based on Fund’s net assets as of 12/31/2014. The composition of the Fund’s holdings is subject to change.

This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the Advisor as of December 31, 2014 and are subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. If these additional fees were reflected, performance would have been lower.

Annual Shareholder Report

Growth Allocation Fund (Continued)

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end or after-tax returns may be obtained by calling 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the 4.75% maximum sales charge for the Class A Shares.

Class	Expense Ratio
Class A Shares	1.90%

The above expense ratio is from the Fund’s prospectus dated April 30, 2014, as amended September 2, 2014. Additional information pertaining to the Fund’s expense ratio as of December 31, 2014 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. The S&P 500 and GAIB have been adjusted to reflect reinvestment of dividends on securities in the indices.

The Fund is distributed by Unified Financial Securities, Inc. (Member FINRA) a wholly-owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc., the advisor to the Huntington Funds.

(a)	The Fund commenced operations on July 31, 2009.

(b)	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

(c)	The S&P 500 and GAIB are not adjusted to reflect sales charges, expenses, or other fees that are reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

Annual Shareholder Report

Huntington Money Market Fund	December 31, 2014

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
U.S. Government Agencies	29.1%
Corporate Bonds	24.5%
Repurchase Agreements	24.2%
Commercial Paper	20.0%
Yankee Certificates of Deposit	2.2%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of December 31, 2014, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s net assets.

Portfolio of Investments

Principal Amount		Fair Value

Corporate Bonds — 23.9%
Consumer Staples — 1.9%
$1,985,000	PepsiCo, Inc., 3.100%, 1/15/15	$1,987,203
1,720,000	PepsiCo, Inc., 0.433%, 7/30/15 (a)	1,721,934
1,950,000	Procter & Gamble Co./The, 3.500%, 2/15/15	1,957,678
		5,666,815
Financials — 13.6%
10,000,000	Bank of Montreal, MTN, 0.505%, 9/24/15 (a)	10,017,404
7,500,000	JPMorgan Chase & Co., MTN, 1.297%, 3/20/15 (a)	7,515,455
7,500,000	National Australia Bank Ltd., 0.436%, 5/28/15 (a) (b)	7,506,067
6,540,000	Royal Bank of Canada, 3.125%, 4/14/15 (b)	6,593,557
7,573,000	Wells Fargo & Co., 0.433%, 10/28/15 (a)	7,580,714
1,000,000	Westpac Banking Corp., 0.483%, 1/29/15 (a) (b)	1,000,221
		40,213,418
Health Care — 1.7%
5,000,000	Medtronic, Inc., 3.000%, 3/15/15	5,027,401
Industrials — 4.1%
1,200,000	Emerson Electric Co., 4.125%, 4/15/15	1,213,008
7,500,000	Honeywell International, 0.210%, 6/24/15 (c) (d)	7,492,388
3,600,000	John Deere Capital Corp., MTN, 0.361%, 6/15/15 (a)	3,602,795
		12,308,191
Information Technology — 2.6%
2,650,000	eBay, Inc., 1.625%, 10/15/15	2,672,230

Principal Amount		Fair Value

Corporate Bonds — (Continued)
Information Technology — (Continued)
$5,000,000	International Business Machines Corp., 0.550%, 2/6/15	$5,001,657
		7,673,887
Total Corporate Bonds (Cost $70,889,712)		70,889,712
Commercial Paper — 19.6% (c) (d)
Consumer Discretionary — 2.5%
7,500,000	Walt Disney Co./The, 0.110%, 3/18/15	7,498,258
Consumer Staples — 1.7%
5,000,000	Coca-Cola Co., 0.160%, 4/10/15	4,997,800
Financials — 12.7%
10,000,000	Bank of Nova Scotia, 0.230%, 6/19/15	9,989,203
7,500,000	Credit Suisse, 0.321%, 5/21/15	7,490,667
10,000,000	Mizuho Funding LLC, 0.200%, 2/23/15	9,997,056
10,000,000	Toronto-Dominion Holdings, Inc., 0.210%, 6/1/15	9,991,192
		37,468,118
Industrials — 2.7%
8,000,000	Emerson Electric Co., 0.170%, 4/6/15	7,996,411
Total Commercial Paper (Cost $57,960,587)		57,960,587
Yankee Certificates of Deposit — 2.1%
Financials — 2.1%
634,000	Bank of Montreal, 0.230%, 4/14/15 (a)	633,964
4,850,000	Credit Suisse, 0.553%, 8/24/15 (a)	4,852,259

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Money Market Fund	(Continued)

Principal Amount		Fair Value

Yankee Certificates of Deposit — (Continued)
Financials — (Continued)
$500,000	Toronto-Dominion Bank, 0.231%, 4/15/15 (a)	$499,986
300,000	Westpac Banking Corp., 0.247%, 3/20/15 (a)	299,986
Total Yankee Certificates of Deposit (Cost $6,286,195)		6,286,195
U.S. Government Agencies — 28.5%
Federal Farm Credit Bank — 13.4%
10,000,000	0.230%, 3/16/15 (a)	10,003,000
5,045,000	0.190%, 3/20/15 (a)	5,046,163
4,500,000	0.184%, 4/23/15 (a)	4,501,277
10,000,000	0.185%, 4/27/15 (a)	10,002,434
10,000,000	0.130%, 8/7/15 (a)	10,000,623
		39,553,497
Federal Home Loan Bank — 3.4%
10,000,000	0.250%, 2/20/15	10,002,336
Federal Home Loan Bank Discount Note — 7.8%
23,125,000	0.169%, 3/20/15 (c) (d)	23,116,633
Federal National Mortgage Association — 3.9%
11,650,000	0.140%, 2/27/15 (a)	11,650,955
Total U.S. Government Agencies (Cost $84,323,421)		84,323,421

Principal Amount		Fair Value

Repurchase Agreements — 23.6%
$70,000,000	TD Securities, 0.060%, dated 12/30/14, due 1/2/15, repurchase price $70,000,467 (collateralized by U.S. Treasury Note, 3.750% 11/15/18, market value $71,701,398)	$70,000,000
Total Repurchase Agreements (Cost $70,000,000)		70,000,000
Total Investments (Cost $289,459,915) — 97.7%		289,459,915
Other Assets in Excess of Liabilities — 2.3%		6,813,640
Net Assets — 100.0%		$296,273,555
(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2014.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Advisor in accordance with guidelines established by the Trustees.

(c)	Rate represents the effective yield at purchase.

(d)	Zero coupon bond.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington U.S. Treasury Money Market Fund	December 31, 2014

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
U.S. Treasury Obligations	73.8%
Repurchase Agreements	26.2%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of December 31, 2014, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s net assets.

Portfolio of Investments

Principal Amount		Fair Value

U.S. Treasury Obligations — 72.9%
U.S. Treasury Bills — 15.5% (a)
$40,215,000	0.031%, 1/15/15	$40,214,515
90,000,000	0.000%, 1/22/15	90,000,000
35,000,000	0.117%, 6/25/15	34,980,166
		165,194,681
U.S. Treasury Notes — 57.4%
75,000,000	2.250%, 1/31/15	75,135,294
25,000,000	0.250%, 1/31/15	25,003,447
75,000,000	0.250%, 2/15/15	75,019,655
35,000,000	2.375%, 2/28/15	35,131,231
50,000,000	0.375%, 3/15/15	50,028,892
25,000,000	0.250%, 3/31/15	25,011,763
75,000,000	0.125%, 4/30/15	75,014,628
50,000,000	0.250%, 5/15/15	50,027,173
50,000,000	0.250%, 5/31/15	50,037,029
125,000,000	0.099%, 4/30/16 (b)	125,006,394
25,000,000	0.083%, 10/31/16 (b)	24,977,041
		610,392,547
Total U.S. Treasury Obligations (Cost $775,587,228)		775,587,228

Principal Amount		Fair Value

Repurchase Agreements — 25.8%
$150,000,000	TD Securities, 0.060%, dated 12/30/14, due 1/2/15, repurchase price $150,000,750 (collateralized by U.S. Treasury Note, 3.750% 11/15/18, market value $153,645,852)	$150,000,000
125,000,000	TD Securities, 0.080%, dated 12/29/14, due 1/2/15, repurchase price $125,001,111 (collateralized by U.S. Treasury Note, 2.125% 6/30/21, market value $127,500,000)	125,000,000
Total Repurchase Agreements (Cost $275,000,000)		275,000,000
Total Investments (Cost $1,050,587,228) — 98.7%		1,050,587,228
Other Assets in Excess of Liabilities — 1.3%		14,156,573
Net Assets — 100.0%		$1,064,743,801
(a)	Rate represents the effective yield at purchase.

(b)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2014.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Dividend Capture Fund	December 31, 2014

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Financials	31.5%
Real Estate Investment Trusts	13.9%
Energy	8.7%
Information Technology	7.4%
Health Care	6.7%
Consumer Staples	6.0%
Industrials	5.9%
Cash(a)	4.4%
Utilities	3.8%
Short-Term Securities Held as Collateral for Securities Lending	3.0%
Consumer Discretionary	2.9%
Telecommunication Services	2.5%
Exchange-Traded Funds	1.7%
Materials	1.6%
Total	100.0%
(a)	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2014, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Fair Value

Common Stocks — 70.2%
Consumer Discretionary — 3.0%
16,500	Comcast Corp., Class A	$957,165
72,000	Ford Motor Co.	1,116,000
53,250	International Game Technology	918,563
10,000	McDonalds Corp.	937,000
27,000	Starwood Hotels & Resorts Worldwide, Inc.	2,188,890
		6,117,618
Consumer Staples — 6.2%
68,250	Campbell Soup Co.	3,003,000
21,750	Colgate-Palmolive Co.	1,504,882
50,000	Flowers Foods, Inc.	959,500
24,500	Kellogg Co.	1,603,280
26,000	Kimberly-Clark Corp.	3,004,040
22,500	Philip Morris International, Inc.	1,832,625
7,000	Wal-Mart Stores, Inc.	601,160
		12,508,487
Energy — 8.9%
30,650	ConocoPhillips	2,116,689
7,500	Enterprise Products Partners LP	270,900
60,050	Exxon Mobil Corp.	5,551,622
101,000	Marathon Oil Corp.	2,857,290
15,250	Murphy Oil Corp.	770,430

Shares		Fair Value

Common Stocks — (Continued)
Energy — (Continued)
105,000	Noble Corp. PLC	$1,739,850
32,000	Occidental Petroleum Corp.	2,579,520
50,250	Peabody Energy Corp. (a)	388,935
56,150	Suncor Energy, Inc.	1,784,447
		18,059,683
Financials — 15.9%
193,500	Apollo Investment Corp. (a) (b)	1,435,770
48,500	Ares Capital Corp. (b)	756,843
43,500	Bank of Nova Scotia/The (a)	2,482,980
17,250	BB&T Corp.	670,853
37,000	Eaton Vance Corp.	1,514,410
188,500	Fulton Financial Corp.	2,329,860
21,000	Healthcare Trust of America, Inc.	565,740
59,500	JPMorgan Chase & Co.	3,723,510
50,000	Northern Trust Corp., Series C	1,252,500
30,000	Royal Bank of Canada	2,072,100
91,000	TCF Financial Corp.	1,445,990
35,000	Toronto-Dominion Bank/The (a)	1,672,300
13,000	Travelers Cos., Inc./The	1,376,050
52,100	U.S. Bancorp	2,341,895
72,000	Unum Group	2,511,360
52,250	Waddell & Reed Financial, Inc., Class A	2,603,095

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Dividend Capture Fund	(Continued)

Shares		Fair Value

Common Stocks — (Continued)
Financials — (Continued)
62,600	Wells Fargo & Co.	$3,431,732
		32,186,988
Health Care — 6.9%
21,000	AbbVie, Inc.	1,374,240
36,250	Baxter International, Inc.	2,656,762
7,000	Becton, Dickinson and Co.	974,120
31,250	GlaxoSmithKline PLC ADR	1,335,625
19,500	Johnson & Johnson	2,039,115
2,500	Medtronic, Inc.	180,500
38,250	Merck & Co., Inc.	2,172,217
107,000	Pfizer, Inc.	3,333,050
		14,065,629
Industrials — 4.8%
39,000	ADT Corp./The (a)	1,412,970
16,000	CSX Corp.	579,680
228,750	General Electric Co.	5,780,512
16,750	United Parcel Service, Inc., Class B	1,862,097
		9,635,259
Information Technology — 7.6%
7,750	Accenture PLC, Class A	692,153
50,000	CA, Inc.	1,522,500
99,250	Cisco Systems, Inc.	2,760,639
67,600	Intel Corp.	2,453,204
11,500	International Business Machines Corp.	1,845,060
51,250	Microchip Technology, Inc.	2,311,887
28,550	Paychex, Inc.	1,318,154
53,250	Symantec Corp.	1,366,129
26,250	Xilinx, Inc.	1,136,363
		15,406,089
Materials — 1.6%
35,500	Bemis Co., Inc.	1,604,955
38,750	Sonoco Products Co.	1,693,375
		3,298,330
Real Estate Investment Trusts — 9.2%
29,000	Camden Property Trust	2,141,360
45,000	Equity One, Inc.	1,141,200
53,050	HCP, Inc.	2,335,791
38,500	Highwoods Properties, Inc.	1,704,780
53,850	Kimco Realty Corp.	1,353,789
194,000	Lexington Realty Trust	2,130,120
198,169	Medical Properties Trust, Inc.	2,730,769
168,000	Piedmont Office Realty Trust, Inc. (a)	3,165,120
84,000	Retail Properties of America, Inc.	1,401,960
21,000	UDR, Inc.	647,220
		18,752,109
Telecommunication Services — 2.1%
79,000	AT&T, Inc.	2,653,610
34,750	Verizon Communications, Inc.	1,625,605
		4,279,215

Shares		Fair Value

Common Stocks — (Continued)
Utilities — 4.0%
113,500	CenterPoint Energy, Inc.	$2,659,305
29,750	Hawaiian Electric Industries, Inc.	996,030
117,750	Questar Corp.	2,976,720
28,500	TransCanada Corp.	1,399,350
		8,031,405
Total Common Stocks (Cost $128,577,022)		142,340,812
Preferred Stocks — 23.5%
Financials — 16.6%
110,000	Allstate Corp./The, 5.100%	2,786,300
80,000	American Financial Group, Inc., 7.000%	2,076,000
104,700	Axis Capital Holdings Ltd., Series C, 6.875%	2,797,584
80,000	BB&T Corp., 5.850%	2,004,000
115,000	Charles Schwab Corp./The, Series B, 6.000%	2,944,000
155,000	JPMorgan Chase Capital XXIX, 6.700%	3,937,000
95,000	KKR Financial Holdings LLC, 8.375%	2,637,200
115,000	PartnerRe Ltd., Series E, 7.250%	3,063,600
80,000	Prudential Financial, Inc., 5.700%	1,998,400
120,000	Raymond James Financial, Inc., 6.900%	3,274,800
55,000	State Street Corp., Series C, 5.250%	1,261,150
170,000	Wells Fargo & Co., Series J, 8.000%	4,958,900
		33,738,934
Industrials — 1.3%
105,000	Stanley Black & Decker, Inc., 5.750% (a)	2,652,300
Real Estate Investment Trusts — 5.1%
140,000	Kimco Realty Corp., Series H, 6.900%	3,593,800
89,101	PS Business Parks, Inc., Series S, 6.450%	2,284,550
40,000	Public Storage, Inc., Series V, 5.375%	939,200
130,000	Realty Income Corp., Series F, 6.625%	3,408,600
6,746	Senior Housing Properties Trust, 5.625%	162,511
		10,388,661
Telecommunication Services — 0.5%
35,000	Verizon Communications, Inc., 5.900%	916,300
Total Preferred Stocks (Cost $46,352,984)		47,696,195

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Dividend Capture Fund	(Continued)

Shares		Fair Value

Exchange-Traded Funds — 1.8%
9,250	iShares U.S. Real Estate ETF (a)	$710,770
36,750	SPDR S&P Dividend ETF (a)	2,895,900
Total Exchange-Traded Funds (Cost $3,105,742)		3,606,670
Cash Equivalents — 4.5%
9,104,401	Huntington Money Market Fund, Institutional Shares, 0.040% (c) (d)	9,104,401
Total Cash Equivalents (Cost $9,104,401)		9,104,401
Short-Term Securities Held as Collateral for Securities Lending — 3.1%
6,334,281	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.110% (d)	6,334,281
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $6,334,281)		6,334,281
Total Investments (Cost $193,474,430) — 103.1%		209,082,359
Liabilities in Excess of Other Assets — (3.1)%		(6,306,452)
Net Assets — 100.0%		$202,775,907
(a)	All or a portion of the security was on loan as of December 31, 2014. The total value of securities on loan as of December 31, 2014 was $6,172,073.

(b)	Business Development Company

(c)	Investment in affiliate.

(d)	Rate disclosed is the seven day yield as of December 31, 2014.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

SPDR — Standard & Poor’s Depositary Receipts

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Global Select Markets Fund	December 31, 2014

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Japan	18.4%
United Kingdom	13.7%
China	10.5%
Switzerland	7.9%
Germany	7.8%
India	6.3%
United States	5.5%
France	5.3%
Canada	5.3%
Belgium	2.8%
Sweden	2.8%
Republic of South Korea	2.7%
Spain	2.6%
Taiwan	2.2%
Indonesia	1.9%
Brazil	1.4%
Mexico	1.2%
Malaysia	0.7%
Hong Kong	0.7%
Thailand	0.3%
Cash(a)	0.0%
Total	100.0%
(a)	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2014, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s net assets.

The Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Fair Value

Common Stocks — 104.8%
Belgium — 3.0%
Consumer Staples — 3.0%
7,300	Anheuser-Busch InBev NV	$821,614
Brazil — 1.5%
Consumer Discretionary — 0.7%
35,400	Kroton Educacional SA	206,372
Information Technology — 0.8%
11,000	Linx SA	209,000
		415,372
Canada — 5.6%
Industrials — 5.6%
11,000	Canadian National Railway Co.	757,635
4,000	Canadian Pacific Railway Ltd.	770,760
		1,528,395

Shares		Fair Value

Common Stocks — (Continued)
China — 11.1%
Consumer Discretionary — 1.1%
19,000	Byd Co. Ltd.	$73,275
12,000	Vipshop Holdings Ltd. ADR *	234,480
		307,755
Health Care — 0.6%
130,000	China Animal Healthcare Ltd.	89,975
110,000	Consun Pharmaceutical Group Ltd.	82,720
		172,695
Industrials — 0.8%
220,000	CT Environmental Group Ltd.	224,343
Information Technology — 8.6%
9,900	Alibaba Group Holding Ltd. ADR *	1,029,006
4,750	Baidu, Inc. ADR *	1,082,857

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Global Select Markets Fund	(Continued)

Shares		Fair Value

Common Stocks — (Continued)
China — (Continued)
Information Technology — (Continued)
15,500	Tencent Holdings Ltd.	$224,270
		2,336,133
		3,040,926
France — 5.5%
Financials — 2.8%
60,000	Credit Agricole SA	774,570
Industrials — 2.7%
12,000	Safran SA	740,395
		1,514,965
Germany — 8.2%
Financials — 3.0%
4,900	Allianz SE	811,629
Health Care — 2.5%
5,000	Bayer AG	681,594
Industrials — 2.7%
17,000	GEA Group AG	747,481
		2,240,704
Hong Kong — 0.7%
Health Care — 0.7%
210,000	Sino Biopharmaceutical Ltd.	189,233
India — 6.5%
Consumer Discretionary — 1.3%
57,000	Zee Entertainment Enterprises Ltd.	342,000
Energy — 0.3%
10,500	Oil India Ltd.	95,333
Financials — 1.6%
7,200	HDFC Bank Ltd.	108,011
29,000	ICICI Bank Ltd. ADR	334,950
		442,961
Health Care — 0.7%
15,000	Sun Pharmaceutical Industries Ltd.	195,799
Industrials — 1.2%
25,000	Amara Raja Batteries Ltd.	325,130
Information Technology — 1.4%
3,300	Tata Consultancy Services Ltd.	133,466
6,200	Tech Mahindra Ltd.	253,891
		387,357
		1,788,580
Indonesia — 1.5%
Consumer Discretionary — 0.7%
155,000	Matahari Department Store Tbk PT	186,468

Shares		Fair Value

Common Stocks — (Continued)
Indonesia — (Continued)
Health Care — 0.6%
145,000	Siloam International Hospitals Tbk PT *	$160,113
Telecommunication Services — 0.2%
75,000	Tower Bersama Infrastructure Tbk PT	58,564
		405,145
Japan — 19.5%
Consumer Staples — 5.7%
22,000	Seven & I Holdings Co. Ltd.	791,469
25,600	Welcia Holdings Co. Ltd.	758,067
		1,549,536
Health Care — 2.8%
55,000	Astellas Pharma, Inc.	765,812
Industrials — 2.6%
16,000	Makita Corp.	721,082
Information Technology — 5.8%
1,780	KEYENCE Corp.	793,258
7,200	Murata Manufacturing Co. Ltd.	785,770
		1,579,028
Telecommunication Services — 2.6%
12,000	Softbank Corp.	714,369
		5,329,827
Malaysia — 0.7%
Information Technology — 0.7%
162,000	Globetronics Technology BHD	197,695
Mexico — 1.2%
Financials — 1.2%
125,000	Compartamos SAB de CV	251,212
12,100	Grupo Financiero Interacciones SA de CV	82,465
		333,677
Republic of South Korea — 2.8%
Consumer Staples — 1.6%
2,244	Cosmax, Inc. *	203,992
4,000	i-SENS, Inc. *	230,041
		434,033
Financials — 0.7%
4,900	Shinhan Financial Group Co. Ltd.	198,336
Information Technology — 0.5%
3,600	Koh Young Technology, Inc.	140,583
		772,952
Spain — 2.7%
Financials — 2.7%
77,097	Banco Bilbao Vizcaya SA	728,190

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Global Select Markets Fund	(Continued)

Shares		Fair Value

Common Stocks — (Continued)
Sweden — 3.0%
Consumer Discretionary — 3.0%
19,500	Hennes & Mauritz AB	$810,104
Switzerland — 8.3%
Financials — 2.9%
7,000	ACE Ltd.	804,160
Health Care — 5.4%
8,000	Novartis AG	742,022
2,700	Roche Holding AG	731,618
		1,473,640
		2,277,800
Taiwan — 2.4%
Consumer Discretionary — 0.1%
1,945	PChome Online, Inc.	20,831
Financials — 0.9%
152,687	Fubon Financial Holding Co. Ltd.	242,453
Industrials — 0.8%
36,700	Delta Electronics, Inc.	216,349
Materials — 0.6%
132,190	Asia Cement Corp.	162,393
		642,026
Thailand — 0.3%
Information Technology — 0.3%
82,000	KCE Electronics PCL	84,785
United Kingdom — 14.5%
Consumer Discretionary — 5.8%
16,000	Liberty Global PLC, Class A *	803,280
16,000	Liberty Global PLC, Class C *	772,960
		1,576,240
Consumer Staples — 2.9%
9,601	Reckitt Benckiser Group PLC	777,685
Health Care — 2.9%
11,000	AstraZeneca PLC ADR	774,180
9,601	Indivior PLC *	22,358
		796,538
Telecommunication Services — 2.9%
129,000	BT Group PLC	802,452
		3,952,915
United States — 5.8%
Health Care — 2.9%
7,000	Celgene Corp. *	783,020

Shares/ Principal Amount		Fair Value

Common Stocks — (Continued)
United States — (Continued)
Information Technology — 2.9%
1,500	Google, Inc., Class A *	$795,990
		1,579,010
Total Common Stocks (Cost $23,225,277)		28,653,915
Preferred Stocks — 0.1%
India — 0.1%
Consumer Discretionary — 0.1%
2,730,000	Zee Entertainment Enterprises Ltd., 6.000%	37,550
Total Preferred Stocks (Cost $44,695)		37,550
Foreign Government Bonds — 0.5%
Indonesia — 0.5%
1,700,000	Indonesian Government Series FR55, 7.375%, 9/15/16 (a)	136,356
Total Foreign Government Bonds (Cost $200,781)		136,356
Rights — 0.0%
Spain — 0.0%
Financials — 0.0%
77,097	Banco Bilbao Vizcaya Argentaria SA *	7,371
Total Rights (Cost $7,464)		7,371
Cash Equivalents — 0.0%
7,588	Huntington Money Market Fund, Institutional Shares, 0.040% (b) (c)	7,588
Total Cash Equivalents (Cost $7,588)		7,588
Total Investments (Cost $23,485,805) — 105.4%		28,842,780
Liabilities in Excess of Other Assets — (5.4)%		(1,490,524)
Net Assets — 100.0%		$27,352,256
(a)	Foreign-denominated security. Principal amount is reported in applicable country’s currency.

(b)	Investment in affiliate.

(c)	Rate disclosed is the seven day yield as of December 31, 2014.

*	Non-income producing security.

ADR	— American Depositary Receipt

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Real Strategies Fund	December 31, 2014

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Energy	51.9%
Materials	11.9%
Industrials	11.7%
Cash(a)	7.8%
Real Estate Investments	5.2%
Exchange-Traded Funds	4.4%
Short-Term Securities Held as Collateral for Securities Lending	3.8%
Closed-End Funds	1.8%
Options Purchased	1.5%
Total	100.0%
(a)	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2014, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Fair Value

Common Stocks — 79.6%
Energy — 54.7%
16,500	Alliance Resource Partners LP (a)	$710,325
38,600	Canadian Natural Resources Ltd. (a)	1,191,968
49,100	Canadian Oil Sands Ltd.	439,813
11,500	Carrizo Oil & Gas, Inc. (a) *	478,400
17,400	Cheniere Energy, Inc. (a) *	1,224,960
49,310	Chesapeake Energy Corp. (a)	964,997
17,900	Consol Energy, Inc. (a)	605,199
51,700	EnCana Corp.	717,079
3,500	Energy Transfer Equity LP	200,830
3,000	Energy Transfer Partners LP	195,000
31,000	Enterprise Products Partners LP	1,119,720
18,800	Halliburton Co. (a)	739,404
12,200	Helmerich & Payne, Inc. (a)	822,524
20,236	Kinder Morgan, Inc. (b)	856,185
15,500	Magellan Midstream Partners LP (a)	1,281,230
47,900	Natural Resource Partners LP	443,075
28,600	Oasis Petroleum, Inc. (a) *	473,044
7,000	Regency Energy Partners LP	168,000
6,000	Schlumberger Ltd. (a)	512,460
14,700	SM Energy Co. (a)	567,126
26,900	Spectra Energy Corp. (a)	976,470
2,000	SunCoke Energy Partners LP	54,260
30,400	Suncor Energy, Inc. (a)	966,112
4,000	Sunoco Logistics Partners LP (a)	167,120
4,000	Sunoco LP	199,080
19,000	Valero Energy Corp. (a)	940,500
		17,014,881

Shares		Fair Value

Common Stocks — (Continued)
Industrials — 12.4%
12,200	AGCO Corp. (a)	$551,440
16,800	Chicago Bridge & Iron Co. NV (a)	705,264
20,090	GATX Corp. (a)	1,155,979
19,200	Joy Global, Inc. (a)	893,184
25,600	Navigator Holdings Ltd. *	539,136
		3,845,003
Materials — 12.5%
3,470	Agrium, Inc. (a)	328,678
35,660	Barrick Gold Corp. (a)	383,345
10,800	BHP Billiton Ltd. ADR (a)	511,056
10,000	Potash Corporation of Saskatchewan, Inc. (b)	353,200
9,950	Rio Tinto PLC ADR (a)	458,297
32,130	Southern Copper Corp. (a)	906,066
3,700	Terra Nitrogen Co. LP	379,990
69,500	Vale SA ADR (a)	568,510
		3,889,142
Total Common Stocks (Cost $24,075,879)		24,749,026
Exchange-Traded Funds — 4.6%
37,030	iShares Silver Trust *	557,672
15,000	Market Vectors Junior Gold Miners ETF	358,950
35,000	United States Natural Gas Fund LP (a) *	516,950
Total Exchange-Traded Funds (Cost $2,259,294)		1,433,572

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Real Strategies Fund	(Continued)

Shares/ Contracts		Fair Value

Real Estate Investments — 5.5% (c) (d) (e)
	Grocery & Pharmacy DST	$886,908
	New York Power DST (f)	826,482
Total Real Estate Investments (Cost $1,941,705)		1,713,390
Closed-End Fund — 1.8%
49,721	Central Fund of Canada Ltd., Class A	575,769
Total Closed-End Fund (Cost $562,506)		575,769
Options Purchased — 1.6%
600	CBOE Volatility Index, Call @ $19, Expiring January 2015 (a)	108,000
300	CBOE Volatility Index, Call @ $19, Expiring March 2015 (a)	80,400
300	CBOE Volatility Index, Call @ $19, Expiring May 2015 (a)	91,500
1,500	iShares MSCI Emerging Markets ETF, Put @ $39, Expiring January 2015 (g)	76,500
132	PowerShares DB U.S. Dollar Index Bullish Fund, Call @ $24, Expiring March 2015	4,884
600	SPDR S&P 500 ETF Trust, Put @ $205, Expiring January 2015 (g)	141,000
Total Options Purchased (Cost $838,561)		502,284
Cash Equivalents — 8.3%
2,571,738	Huntington Money Market Fund, Institutional Shares, 0.040% (f) (h)	2,571,738
Total Cash Equivalents (Cost $2,571,738)		2,571,738

Shares		Fair Value

Short-Term Securities Held as Collateral for Securities Lending — 4.0%
1,232,339	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.110% (h)	$1,232,339
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $1,232,339)		1,232,339
Total Investments (Cost $33,482,021) — 105.4%		32,778,118
Liabilities in Excess of Other Assets — (5.4)%		(1,668,926)
Net Assets — 100.0%		$31,109,192
(a)	All or a portion of the security is held as collateral for written call options.

(b)	All or a portion of the security was on loan as of December 31, 2014. The total value of securities on loan as of December 31, 2014 was $1,200,099.

(c)	Illiquid security.

(d)	Investments do not offer shares. Fair value represents direct ownership of real estate.

(e)	Security is currently being valued by the Pricing Committee according to the fair value procedures approved by the Board of Trustees.

(f)	Investment in affiliate.

(g)	All or a portion of the security is held as collateral for written put options.

(h)	Rate disclosed is the seven day yield as of December 31, 2014.

*	Non-income producing security.

ADR — American Depositary Receipt

DST — Delaware Statutory Trust

ETF — Exchange-Traded Fund

CBOE — Chicago Board Options Exchange

SPDR — Standard & Poor’s Depositary Receipts

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Situs Fund	December 31, 2014

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Industrials	18.2%
Information Technology	17.6%
Short-Term Securities Held as Collateral for Securities Lending	17.4%
Health Care	13.1%
Financials	10.5%
Consumer Discretionary	8.0%
Materials	7.4%
Consumer Staples	3.5%
Energy	1.8%
Real Estate Investment Trusts	1.7%
Utilities	0.5%
Telecommunication Services	0.2%
Exchange-Traded Funds	0.1%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of December 31, 2014, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Fair Value

Common Stocks — 99.9%
Bermuda — 2.4%
Financials — 2.4%
80,000	Arch Capital Group Ltd. *	$4,728,000
Brazil — 0.7%
Consumer Staples — 0.7%
38,200	Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	1,406,906
Chile — 0.3%
Materials — 0.3%
24,000	Sociedad Quimica y Minera de Chile SA ADR	573,120
Denmark — 0.7%
Health Care — 0.7%
32,500	Novozymes A/S, Class B	1,368,059
Germany — 0.5%
Health Care — 0.5%
35,500	Stada Arzneimittel AG	1,077,249
Hong Kong — 0.5%
Consumer Discretionary — 0.5%
162,500	Television Broadcasts Ltd.	945,697

Shares		Fair Value

Common Stocks — (Continued)
Japan — 0.9%
Consumer Staples — 0.2%
38,300	Shiseido Co. Ltd.	$537,202
Financials — 0.2%
70	Japan Prime Realty Investment Corp.	243,592
40	Japan Real Estate Investment Corp.	192,755
		436,347
Health Care — 0.5%
41,200	Terumo Corp.	935,203
		1,908,752
Sweden — 0.8%
Consumer Discretionary — 0.8%
116,800	Haldex AB	1,513,808
United Kingdom — 1.4%
Consumer Staples — 0.7%
16,238	Reckitt Benckiser Group PLC *	1,315,284
Health Care — 0.0%
16,238	Indivior PLC *	37,814
Industrials — 0.7%
116,800	Concentric AB	1,384,825
		2,737,923

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Situs Fund	(Continued)

Shares		Fair Value

Common Stocks — (Continued)
United States — 91.7%
Consumer Discretionary — 8.4%
100,000	Cabela’s, Inc., Class A (a) *	$5,271,000
20,000	Columbia Sportswear Co.	890,800
50,000	Papa John’s International, Inc.	2,790,000
50,000	Sonic Corp.	1,361,500
1,200	Tempur Sealy International, Inc. *	65,892
80,000	Tractor Supply Co.	6,305,600
		16,684,792
Consumer Staples — 2.7%
63,000	Sanderson Farms, Inc.	5,293,575
Energy — 2.2%
10,000	Atwood Oceanics, Inc.	283,700
35,000	CARBO Ceramics, Inc. (a)	1,401,750
80,000	Denbury Resources, Inc.	650,400
15,000	Dril-Quip, Inc. *	1,150,950
10,810	Oceaneering International, Inc.	635,736
7,000	SM Energy Co.	270,060
		4,392,596
Financials — 10.1%
70,000	Cullen/Frost Bankers, Inc.	4,944,800
100,000	Evercore Partners, Inc.	5,237,000
120,000	International Bancshares Corp.	3,184,800
20,000	Raymond James Financial, Inc.	1,145,800
83,383	South State Corp.	5,593,332
		20,105,732
Health Care — 14.1%
66,000	Abaxis, Inc. (a)	3,750,780
20,000	AmerisourceBergen Corp.	1,803,200
70,000	AmSurg Corp. *	3,831,100
15,000	Bio-Rad Laboratories, Inc., Class A *	1,808,400
39,930	Cepheid, Inc. (a) *	2,161,810
47,515	Cerner Corp. *	3,072,320
20,000	Edwards LifeSciences Corp. *	2,547,600
50,000	Luminex Corp. *	938,000
180,000	Myriad Genetics, Inc. (a) *	6,130,800
17,500	Neogen Corp. *	867,825
75,000	Osiris Therapeutics, Inc. (a) *	1,199,250
		28,111,085
Industrials — 21.3%
5,000	Allegiant Travel Co.	751,650
40,000	B/E Aerospace, Inc. *	2,320,800
50,000	Babcock & Wilcox Co./The	1,515,000
35,000	EnPro Industries, Inc. (a) *	2,196,600
62,080	Flowserve Corp.	3,714,246
53,400	John Bean Technologies Corp.	1,754,724
50,000	Lindsay Corp. (a)	4,287,000
35,000	Old Dominion Freight Line, Inc. *	2,717,400
110,000	Quanta Services, Inc. *	3,122,900

Shares		Fair Value

Common Stocks — (Continued)
United States — (Continued)
Industrials — (Continued)
400,000	TASER International, Inc. (a) *	$10,592,000
116,500	Trinity Industries, Inc.	3,263,165
92,500	Watts Water Technologies, Inc., Class A	5,868,200
12,750	Werner Enterprises, Inc.	397,163
		42,500,848
Information Technology — 21.3%
240,000	ACI Worldwide, Inc. *	4,840,800
30,000	Anixter International, Inc. *	2,653,800
100,000	Cardtronics, Inc. (a) *	3,858,000
53,400	CTS Corp.	952,122
140,000	Diodes, Inc. *	3,859,800
7,000	FleetCor Technologies, Inc. *	1,040,970
313,500	Geospace Technologies Corp. (a)*	8,307,750
25,000	Jabil Circuit, Inc.	545,750
65,000	Red Hat, Inc. (b) *	4,494,100
40,000	ScanSource, Inc. *	1,606,400
193,000	Trimble Navigation Ltd. *	5,122,220
47,000	Tyler Technologies, Inc. *	5,143,680
		42,425,392
Materials — 8.7%
38,910	Albemarle Corp. (a)	2,339,658
40,000	Eagle Materials, Inc.	3,041,200
20,000	Eastman Chemical Co.	1,517,200
47,000	Quaker Chemical Corp.	4,325,880
40,000	Sensient Technologies Corp.	2,413,600
50,000	United States Lime & Minerals, Inc.	3,643,000
		17,280,538
Real Estate Investment Trusts — 2.0%
90,000	Equity One, Inc.	2,282,400
50,000	Weingarten Realty Investors (a)	1,746,000
		4,028,400
Telecommunication Services — 0.3%
39,000	General Communication, Inc., Class A *	536,250
Utilities — 0.6%
15,000	AGL Resources, Inc.	817,650
8,250	UGI Corp.	313,335
		1,130,985
		182,490,193
Total Common Stocks (Cost $112,472,885)		198,749,707
Exchange-Traded Funds — 0.1%
7,600	Robo-Stox Global Robotics & Automation Index ETF	195,320
Total Exchange-Traded Funds (Cost $199,570)		195,320

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Situs Fund	(Continued)

Shares		Fair Value

Short-Term Securities Held as Collateral for Securities Lending — 21.0%
41,789,842	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.110% (c)	$41,789,842
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $41,789,842)		41,789,842
Total Investments (Cost $154,757,533) — 121.0%		240,734,869
Liabilities in Excess of Other Assets — (21.0)%		(41,753,810)
Net Assets — 100.0%		$198,981,059
(a)	All or a portion of the security was on loan as of December 31, 2014. The total value of securities on loan as of December 31, 2014 was $40,505,658.

(b)	All or a portion of the security is held as collateral for written call options.

(c)	Rate disclosed is the seven day yield as of December 31, 2014.

*	Non-income producing security.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Balanced Allocation Fund	December 31, 2014

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Equity Mutual Funds(a)	33.3%
Exchange-Traded Funds(a)	24.5%
Cash(a)	22.5%
Fixed Income Mutual Funds	19.7%
Total	100.0%
(a)	Investments in affiliated funds.

Portfolio holdings and allocations are subject to change. As of December 31, 2014, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s net assets.

Portfolio of Investments

Shares		Fair Value

Mutual Funds — 52.5%
108,546	Federated Mortgage Fund, Institutional Shares	$1,055,071
145,855	Federated Short-Intermediate Total Return Bond Fund, Institutional Shares	1,521,268
136,172	Federated Total Return Government Bond Fund, Institutional Shares	1,516,953
199,868	Huntington Dividend Capture Fund, Institutional Shares (a)	2,000,680
336,506	Huntington Global Select Markets Fund, Institutional Shares (a)	3,156,426
85,659	Huntington Situs Fund, Institutional Shares (a)	1,777,421
Total Mutual Funds (Cost $11,201,413)		11,027,819
Exchange-Traded Funds — 24.3% (a)
72,928	Huntington EcoLogical Strategy ETF	2,661,872
64,079	Huntington US Equity Rotation Strategy ETF	2,434,297
Total Exchange-Traded Funds (Cost $4,000,812)		5,096,169

Shares		Fair Value

Cash Equivalents — 22.2%
4,673,951	Huntington Money Market Fund, Institutional Shares, 0.040% (a) (b)	$4,673,951
Total Cash Equivalents (Cost $4,673,951)		4,673,951
Total Investments (Cost $19,876,176) — 99.0%		20,797,939
Other Assets in Excess of Liabilities — 1.0%		210,284
Net Assets — 100.0%		$21,008,223
(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2014.

ETF — Exchange-Traded Fund

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Conservative Allocation Fund	December 31, 2014

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Fixed Income Mutual Funds	38.1%
Cash(a)	29.7%
Equity Mutual Funds(a)	22.3%
Exchange-Traded Funds(a)	9.9%
Total	100.0%
(a)	Investments in affiliated funds.

Portfolio holdings and allocations are subject to change. As of December 31, 2014, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s net assets.

Portfolio of Investments

Shares		Fair Value

Mutual Funds — 60.4%
30,747	Federated Mortgage Fund, Institutional Shares	$298,856
41,178	Federated Short-Intermediate Total Return Bond Fund, Institutional Shares	429,483
38,809	Federated Total Return Bond Fund, Institutional Shares	428,454
19,955	Huntington Dividend Capture Fund, Institutional Shares (a)	199,748
34,905	Huntington Global Select Markets Fund, Institutional Shares (a)	327,409
7,216	Huntington Situs Fund, Institutional Shares (a)	149,728
Total Mutual Funds (Cost $1,895,608)		1,833,678
Exchange-Traded Funds — 9.9% (a)
4,350	Huntington EcoLogical Strategy ETF	158,775
3,714	Huntington US Equity Rotation Strategy ETF	141,091
Total Exchange-Traded Funds (Cost $236,386)		299,866

Shares		Fair Value

Cash Equivalents — 29.6%
900,523	Huntington Money Market Fund, Institutional Shares, 0.040% (a) (b)	$900,523
Total Cash Equivalents (Cost $900,523)		900,523
Total Investments (Cost $3,032,517) — 99.9%		3,034,067
Other Assets in Excess of Liabilities — 0.1%		2,588
Net Assets — 100.0%		$3,036,655
(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2014.

ETF — Exchange-Traded Fund

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Growth Allocation Fund	December 31, 2014

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Equity Mutual Funds(a)	47.0%
Exchange-Traded Funds(a)	31.0%
Cash(a)	11.6%
Fixed Income Mutual Funds	10.4%
Total	100.0%
(a)	Investments in affiliated funds.

Portfolio holdings and allocations are subject to change. As of December 31, 2014, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s net assets.

Portfolio of Investments

Shares		Fair Value

Mutual Funds — 57.2%
42,176	Federated Mortgage Fund, Institutional Shares	$409,951
92,918	Federated Total Return Bond Fund, Institutional Shares	1,025,818
192,069	Huntington Dividend Capture Fund, Institutional Shares (a)	1,922,613
313,222	Huntington Global Select Markets Fund, Institutional Shares (a)	2,938,023
78,936	Huntington Situs Fund, Institutional Shares (a)	1,637,931
Total Mutual Funds (Cost $7,974,766)		7,934,336
Exchange-Traded Funds — 30.9% (a)
61,532	Huntington EcoLogical Strategy ETF	2,245,918
53,845	Huntington US Equity Rotation Strategy ETF	2,045,518
Total Exchange-Traded Funds (Cost $3,260,528)		4,291,436

Shares		Fair Value

Cash Equivalents — 11.6%
1,610,966	Huntington Money Market Fund, Institutional Shares, 0.040% (a) (b)	$1,610,966
Total Cash Equivalents (Cost $1,610,966)		1,610,966
Total Investments (Cost $12,846,260) — 99.7%		13,836,738
Other Assets in Excess of Liabilities — 0.3%		35,107
Net Assets — 100.0%		$13,871,845
(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2014.

ETF — Exchange-Traded Fund

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Statements of Assets and Liabilities	December 31, 2014

	Huntington Money Market Fund	Huntington U.S. Treasury Money Market Fund	Huntington Dividend Capture Fund	Huntington Global Select Markets Fund
Assets:
Investments, at cost	$289,459,915	$1,050,587,228	$193,474,430	$23,485,805
Investments, in unaffiliated securities, at fair value	$219,459,915	$775,587,228	$199,977,958	$28,835,192
Investments in affiliated securities, at fair value	—	—	9,104,401	7,588
Investments in repurchase agreements, at cost	70,000,000	275,000,000	—	—
Total investments	289,459,915	1,050,587,228	209,082,359	28,842,780
Cash	6,666,494	13,027,736	—	—
Foreign currencies, at value (Cost $-, $-, $-, $4,784, $-, $1, $-, $- and $-)	—	—	—	3,908
Dividends and interest receivable	206,207	1,226,805	658,214	13,766
Receivable from affiliate	—	—	—	257,860
Receivable for investments sold	—	—	—	1,180,544
Receivable for shares sold	901	—	100,088	1,121
Receivable from Advisor	75,014	250,366	—	—
Tax reclaims receivable	—	—	16,104	590,824
Prepaid expenses and other assets	26,726	64,093	18,614	21,793
Total assets	296,435,257	1,065,156,228	209,875,379	30,912,596
Liabilities:
Payable for return of collateral on loaned securities	—	—	6,334,281	—
Payable for return of short-term borrowings	—	—	—	3,101,027
Options written, at value (premium received $-, $-, $-, $-, $671,989, $131,176, $-, $- and $-)	—	—	—	—
Income distribution payable	5,988	24,463	—	—
Payable for shares redeemed	—	—	540,701	356,790
Accrued expenses and other payables:
Investment advisory	—	—	37,186	3,822
Administration	48,000	162,328	33,132	2,720
Custodian	18,188	50,718	11,034	13,375
Distribution (12b-1)	—	2,268	16,566	526
Shareholder services	—	—	45,459	3,732
Transfer and dividend disbursing agent	13,478	27,686	28,176	17,832
Professional	38,566	79,402	33,049	44,108
Printing and postage	20,639	22,955	9,198	4,703
Compliance services	3,407	11,654	2,462	1,755
Other	13,436	30,953	8,228	9,950
Total Liabilities	161,702	412,427	7,099,472	3,560,340
Net Assets	$296,273,555	$1,064,743,801	$202,775,907	$27,352,256

Net Assets consist of:
Paid in capital	$296,438,587	$1,064,750,357	$182,675,060	$21,537,569
Net unrealized appreciation (depreciation) of investments, options and translations of assets and liabilities in foreign currency	—	—	15,607,929	5,295,931
Accumulated net realized gain (loss) on investments, options and foreign currency transactions	(168,329)	(15,554)	4,199,006	401,880
Accumulated net investment income (loss)	3,297	8,998	293,912	116,876
Net Assets	$296,273,555	$1,064,743,801	$202,775,907	$27,352,256

Net Assets:
Institutional Shares	$153,459,942	$968,005,804	$132,177,277	$20,578,434
Class A Shares	$142,813,613	$96,737,997	$66,444,540	$6,773,822
Class C Shares			$4,154,090
Shares Outstanding: (unlimited number of shares authorized, no par value):
Institutional Shares	153,852,195	967,985,491	13,198,713	2,193,525
Class A Shares	143,029,654	96,767,301	6,639,895	724,376
Class C Shares			415,925
Net Asset Value, Redemption Price and Offering Price Per Share:
Institutional Shares	$1.00	$1.00	$10.01	$9.38
Class A Shares	$1.00	$1.00	$10.01	$9.35
Class C Shares(a)			$9.99
Offering Price Per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share:
Class A Shares	$—	$—	$10.51	$9.82
Maximum Sales Charge:
Class A Shares	—	—	4.75%	4.75%

(a)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares held less than 12 months.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Real Strategies Fund	Huntington Situs Fund	Huntington Balanced Allocation Fund	Huntington Conservative Allocation Fund	Huntington Growth Allocation Fund

$33,482,021	$154,757,533	$19,876,176	$3,032,517	$12,846,260
$29,379,898	$240,734,869	$4,093,292	$1,156,793	$1,435,769
3,398,220	—	16,704,647	1,877,274	12,400,969
—	—	—	—	—
32,778,118	240,734,869	20,797,939	3,034,067	13,836,738
3,252	1,061,586	—	697	1,668
—	7	—	—	—
6,330	105,068	161,356	11,748	133,096
—	78	—	—	—
—	556,317	—	—	—
73,986	80,391	92,604	—	—
6,289	—	4,270	3,966	5,281
12,746	21,189	—	—	—
10,347	31,837	5,543	4,154	4,621
32,891,068	242,591,342	21,061,712	3,054,632	13,981,404

1,232,339	41,789,842	—	—	—
—	906,701	—	—	—
448,339	132,000	—	—	—
—	—	—	—	—
49,699	513,359	22,459	1,886	82,710

—	71,451	—	—	—
4,789	34,063	3,242	517	2,245
2,134	15,611	354	66	241
352	10,550	4,449	710	3,080
6,570	46,736	—	—	—
5,917	33,921	7,963	2,835	7,049
28,078	31,427	12,413	10,990	11,653
995	12,759	1,144	18	869
818	2,671	239	44	195
1,846	9,192	1,226	911	1,517
1,781,876	43,610,283	53,489	17,977	109,559
$31,109,192	$198,981,059	$21,008,223	$3,036,655	$13,871,845

$45,477,502	$90,887,523	$18,506,679	$2,999,397	$11,122,690
(480,253)	85,973,756	921,763	1,550	990,478
(14,375,401)	21,978,578	1,578,318	35,709	1,758,298
487,344	141,202	1,463	(1)	379
$31,109,192	$198,981,059	$21,008,223	$3,036,655	$13,871,845

$29,452,978	$152,846,330
$1,656,214	$44,589,412	$21,008,223	$3,036,655	$13,871,845
	$1,545,317

4,378,920	7,365,657
246,011	2,242,241	1,850,013	368,921	1,204,728
	78,225

$6.73	$20.75
$6.73	$19.89	$11.36	$8.23	$11.51
	$19.75

$7.07	$20.88	$11.93	$8.64	$12.08

4.75%	4.75%	4.75%	4.75%	4.75%

Annual Shareholder Report

Statements of Operations	Year Ended December 31, 2014

	Huntington Money Market Fund	Huntington U.S. Treasury Money Market Fund	Huntington Dividend Capture Fund
Investment Income:
Dividend income from unaffiliated securities	$—	$—	$11,040,543
Dividend income from affiliated securities	—	—	1,744
Interest income	325,675	718,952	—
Income from securities lending, net(a)	—	—	58,074
Foreign dividend taxes withheld	—	—	(82,828)
Total investment income	325,675	718,952	11,017,533
Expenses:
Investment advisory	1,062,457	2,401,784	2,013,238
Administration	645,742	2,190,185	489,598
Custodian	101,079	306,588	70,013
Transfer and dividend disbursing agent	67,400	125,026	162,773
Trustee	33,941	118,727	26,532
Professional	78,406	224,438	65,537
Class A Distribution (12b-1)—Class A Shares	361,856	266,369	172,540
Class C Distribution (12b-1)—Class C Shares	—	—	14,327 (b)
Institutional Shareholder services—Institutional Shares	523,520	2,735,829	493,764
Class A Shareholder services—Class A Shares	361,856	266,369	172,540
Class C Shareholder services—Class C Shares	—	—	4,776 (b)
State registration costs	32,457	38,991	59,188
Printing and postage	50,269	91,269	56,492
Insurance premiums	9,413	37,159	11,962
Compliance services	15,425	53,561	11,354
Line of credit	7,367	24,889	6,616
Interest expense	1,216	2	157
Other	51,036	149,995	30,971
Total expenses	3,403,440	9,031,181	3,862,378
Investment advisory fees waived	(1,062,457)	(2,401,784)	(1,313,835)
Distribution fees voluntarily waived	(361,856)	(234,424)	—
Shareholder servicing fees voluntarily waived	(885,376)	(3,002,198)	—
Reimbursement from Advisor	(814,587)	(3,001,662)	—
Net expenses	279,164	391,113	2,548,543
Net investment income (loss)	46,511	327,839	8,468,990
Net Realized/Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Long-Term capital gain dividends from investment companies	—	—	41,717
Long-term capital gain dividends from affiliated investment companies	—	—	—
Net realized gain (loss) on investment transactions	6,255	(10,640)	28,731,763
Net realized loss on investment transactions of affiliates	—	—	—
Net realized gain on written option transactions	—	—	70,939
Net realized gain (loss) on foreign currency transactions	—	—	(13,860)
Net realized gain (loss) on investments, options and translation of assets and liabilities in foreign currency transactions	6,255	(10,640)	28,830,559
Net change in unrealized depreciation of investments, options and translation of assets and liabilities in foreign currency	—	—	(12,285,350)
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	6,255	(10,640)	16,545,209
Change in net assets resulting from operations	$52,766	$317,199	$25,014,199

(a) Income from securities lending is net of ($-, $-, $33,098, $6,737, $109,000, $236,002, $-, $- and $-) expenses paid to Huntington National Bank.

(b) For the period January 3, 2014 (commencement of operations) to December 31, 2014.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Global Select Markets Fund	Huntington Real Strategies Fund	Huntington Situs Fund	Huntington Balanced Allocation Fund	Huntington Conservative Allocation Fund	Huntington Growth Allocation Fund

$251,781	$1,407,323	$3,354,976	$65,569	$27,844	$31,655
372	491	1,114	379,899	74,773	242,239
9,967	—	—	—	—	—
7,859	162,107	769,281	—	—	—
(23,323)	(42,414)	(28,280)	—	—	—
246,656	1,527,507	4,097,091	445,468	102,617	273,894

176,319	446,568	2,444,015	21,104	3,507	15,091
32,165	108,615	594,291	38,484	6,397	27,519
22,253	15,642	96,293	2,151	344	1,543
28,072	35,354	197,532	46,643	16,739	41,172
1,884	5,932	31,492	2,054	343	1,465
26,606	36,015	72,453	15,346	11,951	13,901
2,004	5,773	163,727	52,760	8,768	37,729
—	—	7,314 (b)	—	—	—
42,075	143,083	648,507	—	—	—
2,004	5,773	163,727	—	—	—
—	—	2,438 (b)	—	—	—
29,647	27,780	57,860	9,055	7,951	8,351
4,793	10,604	60,961	5,788	2,245	5,078
3,397	4,405	13,472	3,266	2,903	3,133
784	2,643	13,692	895	140	657
549	1,574	7,848	443	71	309
839	430	7,055	144	51	—
19,911	56,509	38,329	3,686	2,814	3,958
393,302	906,700	4,621,006	201,819	64,224	159,906
(96,711)	(282,469)	(1,097,463)	(21,104)	(3,507)	(15,091)
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	(26,922)	(34,586)	(41,335)
296,591	624,231	3,523,543	153,793	26,131	103,480
(49,935)	903,276	573,548	291,675	76,486	170,414

—	—	—	2,685	231	553
—	—	—	2,422,413	250,057	2,314,226
4,199,876	3,783,060	93,275,156	(85,238)	(29,138)	(29,525)
—	—	—	(313,697)	(109,973)	(203,709)
—	1,869,991	1,146,749	—	—	—
237,061	(3,008)	(5,952)	—	—	—
4,436,937	5,650,043	94,415,953	2,026,163	111,177	2,081,545
(3,783,033)	(9,831,968)	(103,449,180)	(1,897,780)	(190,594)	(1,790,894)
653,904	(4,181,925)	(9,033,227)	128,383	(79,417)	290,651
$603,969	$(3,278,649)	$(8,459,679)	$420,058	$(2,931)	$461,065

Annual Shareholder Report

Statements of Changes in Net Assets

	Huntington Money Market Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations—
Net investment income (loss)	$46,511	$35,029
Long term capital gain dividends from investment companies	—	—
Net realized gain (loss) on investments, options and foreign currency transactions	6,255	(5,589)
Net change in unrealized appreciation/depreciation of investments, options and foreign currency transactions	—	—
Net increase (decrease) in net assets resulting from operations	52,766	29,440
Distributions to Shareholders—
From and/or in excess of net investment income:
Institutional Shares	(26,538)	(20,085)
Class A Shares	(19,233)	(12,528)
Class C Shares	—	—
From net realized gain on investments:
Institutional Shares	—	—
Class A Shares	—	—
Class C Shares	—	—
Change in net assets resulting from distributions to shareholders	(45,771)	(32,613)
Change in net assets resulting from capital transactions	(49,105,018)	(1,237,126)
Change in net assets	(49,098,023)	(1,240,299)
Net Assets
Beginning of year	345,371,578	346,611,877
End of year	$296,273,555	$345,371,578

Accumulated net investment income (loss) included in net assets at end of year	$3,297	$2,486
Capital Transactions:
Institutional Shares
Shares sold	$759,641,704	$412,318,400
Shares issued in connection with merger	—	—
Contribution from Adviser	6,808	—
Dividends reinvested	144	584
Shares redeemed	(815,177,051)	(444,458,996)
Total Institutional Shares	(55,528,395)	(32,140,012)
Class A Shares
Shares sold	284,064,031	174,740,334
Shares issued in connection with merger	—	—
Contribution from Adviser	5,192	—
Dividends reinvested	15,179	9,547
Shares redeemed	(277,661,025)	(143,846,995)
Total Class A Shares	6,423,377	30,902,886
Class C Shares
Shares sold	—	—
Dividends reinvested	—	—
Shares redeemed	—	—
Total Class C Shares	—	—
Net change resulting from capital transactions	$(49,105,018)	$(1,237,126)
Share Transactions:
Institutional Shares
Shares sold	759,641,704	412,318,400
Shares issued in connection with merger	—	—
Dividends reinvested	144	584
Shares redeemed	(815,177,051)	(444,458,996)
Total Institutional Shares	(55,535,203)	(32,140,012)
Class A Shares
Shares sold	284,064,031	174,740,334
Shares issued in connection with merger	—	—
Dividends reinvested	15,179	9,547
Shares redeemed	(277,661,025)	(143,846,995)
Total Class A Shares	6,418,185	30,902,886
Class C Class C Shares
Shares sold	—	—
Dividends reinvested	—	—
Shares redeemed	—	—
Total Class C Shares	—	—
Net change resulting from share transactions	(49,117,018)	(1,237,126)

(a)	For the period January 3, 2014 (commencement of operations) to December 31, 2014.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington U.S. Treasury Money Market Fund		Huntington Dividend Capture Fund			Huntington Global Select Markets Fund
Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

$327,839	$509,465	$8,468,990		$7,986,962	$(49,935)	$127,687
—	—	41,717		—	—	—
(10,640)	12,943	28,788,842		35,535,585	4,436,937	(324,862)

—	—	(12,285,350)		1,470,626	(3,783,033)	1,973,884
317,199	522,408	25,014,199		44,993,173	603,969	1,776,709

(328,282)	(509,465)	(7,115,979)		(5,035,169)	—	(529,326)
—	—	(2,381,600)		(1,627,730)	—	(7,478)
—	—	(63,718	)(a)	—	—	—

(6,824)	—	(17,240,460)		(5,849,039)	(1,125,901)	—
(605)	—	(7,984,544)		(2,279,917)	(46,166)	—
—	—	(502,676	)(a)	—	—	—
(335,711)	(509,465)	(35,288,977)		(14,791,855)	(1,172,067)	(536,804)
(43,233,219)	261,787,108	(137,124,546)		127,685,483	476,136	(12,907,472)
(43,251,731)	261,800,051	(147,399,324)		157,886,801	(91,962)	(11,667,567)

1,107,995,532	846,195,481	350,175,231		192,288,430	27,444,218	39,111,785
$1,064,743,801	$1,107,995,532	$202,775,907		$350,175,231	$27,352,256	$27,444,218

$8,998	$(105)	$293,912		$1,142,625	$116,876	$(88,846)

$1,689,717,625	$3,317,558,574	$14,686,823		$40,456,341	$1,515,649	$9,210,782
—	—	—		122,033,458	24,958,498	—
—	—	—		—	—	—
6,824	8,224	8,406,713		6,373,492	285,210	217,928
(1,698,869,994)	(3,077,720,457)	(164,006,532)		(59,373,034)	(32,711,164)	(22,325,770)
(9,145,545)	239,846,341	(140,912,996)		109,490,257	(5,951,807)	(12,897,060)

239,504,827	516,442,279	12,966,113		19,935,672	1,479,342	794,702
—	—	—		7,139,788	6,560,828	—
—	—	—		—	—	—
605	—	9,036,272		3,369,466	45,716	7,171
(273,593,106)	(494,501,512)	(22,800,567)		(12,249,700)	(1,657,943)	(812,285)
(34,087,674)	21,940,767	(798,182)		18,195,226	6,427,943	(10,412)

—	—	4,253,748	(a)	—	—	—
—	—	440,688	(a)	—	—	—
—	—	(107,804	)(a)	—	—	—
—	—	4,586,632		—	—	—
$(43,233,219)	$261,787,108	$(137,124,546)		$127,685,483	$476,136	$(12,907,472)

1,689,717,625	3,317,558,574	1,320,335		3,904,476	168,445	870,663
—	—	—		11,740,025	2,618,940	—
6,824	8,224	806,136		613,138	30,569	20,815
(1,698,869,994)	(3,077,720,457)	(14,899,961)		(5,660,506)	(3,140,586)	(2,121,108)
(9,145,545)	239,846,341	(12,773,490)		10,597,133	(322,632)	(1,229,630)

239,504,827	516,442,279	1,167,654		1,915,390	137,123	74,929
—	—	—		687,211	690,613	—
605	—	878,981		324,156	4,916	686
(273,593,106)	(494,501,512)	(2,046,154)		(1,172,718)	(148,275)	(75,917)
(34,087,674)	21,940,767	481		1,754,039	684,377	(302)

—	—	382,321	(a)	—	—	—
—	—	43,343	(a)	—	—	—
—	—	(9,739	)(a)	—	—	—
—	—	415,925		—	—	—
(43,233,219)	261,787,108	(12,357,084)		12,351,172	361,745	(1,229,932)

Annual Shareholder Report

Statements of Changes in Net Assets (Continued)

	Huntington Real Strategies Fund		Huntington Situs Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014		Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations—
Net investment income (loss)	$903,276	$1,821,476	$573,548		$(253,579)
Long term capital gain dividends from investment companies	—	—	—		—
Net realized gain (loss) on investments, options and foreign currency transactions	5,650,043	(2,801,755)	94,415,953		30,069,243
Net change in unrealized appreciation/depreciation of investments, options and foreign currency transactions	(9,831,968)	9,395,865	(103,449,180)		42,722,995
Net increase (decrease) in net assets resulting from operations	(3,278,649)	8,415,586	(8,459,679)		72,538,659
Distributions to Shareholders—
From and/or in excess of net investment income:
Institutional Shares	(477,697)	(801,086)	(110,029)		(63,694)
Class A Shares	(21,852)	(15,687)	—		—
Class C Shares	—	—	—		—
From net realized gain on investments:
Institutional Shares	—	—	(49,484,679)		(10,208,103)
Class A Shares	—	—	(12,530,796)		(2,767,773)
Class C Shares	—	—	(430,286	)(a)	—
Change in net assets resulting from distributions to shareholders	(499,549)	(816,773)	(62,555,790)		(13,039,570)
Change in net assets resulting from capital transactions	(57,049,407)	(14,126,862)	(144,119,064)		133,374,681
Change in net assets	(60,827,605)	(6,528,049)	(215,134,533)		192,873,770
Net Assets
Beginning of year	91,936,797	98,464,846	414,115,592		221,241,822
End of year	$31,109,192	$91,936,797	$198,981,059		$414,115,592

Accumulated net investment income (loss) included in net assets at end of year	$487,344	$558,170	$141,202		$154,571
Capital Transactions:
Institutional Shares
Shares sold	$9,556,192	$15,451,545	$25,316,955		$63,734,270
Shares issued in connection with merger	—	—	—		110,849,711
Dividends reinvested	51,918	278,838	22,195,877		5,392,478
Shares redeemed	(66,329,891)	(29,861,048)	(178,626,049)		(82,175,365)
Total Institutional Shares	(56,721,781)	(14,130,665)	(131,113,217)		97,801,094
Class A Shares
Shares sold	600,959	678,375	14,940,892		42,800,605
Shares issued in connection with merger	—	—	—		10,770,013
Dividends reinvested	21,091	13,943	11,853,239		2,178,445
Shares redeemed	(949,676)	(688,515)	(41,789,298)		(20,175,476)
Total Class A Shares	(327,626)	3,803	(14,995,167)		35,573,587
Class C Shares
Shares sold	—	—	1,674,862	(a)	—
Dividends reinvested	—	—	408,639	(a)	—
Shares redeemed	—	—	(94,181	)(a)	—
Total Class C Shares	—	—	1,989,320		—
Net change resulting from capital transactions	$(57,049,407)	$(14,126,862)	$(144,119,064)		$133,374,681
Share Transactions:
Institutional Shares
Shares sold	1,331,576	2,045,251	892,581		2,445,645
Shares issued in connection with merger	—	—	—		4,035,610
Dividends reinvested	8,176	35,887	1,081,670		196,806
Shares redeemed	(8,093,407)	(3,921,276)	(6,432,257)		(3,076,833)
Total Institutional Shares	(6,753,655)	(1,840,138)	(4,458,006)		3,601,228
Class A Shares
Shares sold	70,129	90,158	537,752		1,708,512
Shares issued in connection with merger	—	—	—		403,763
Dividends reinvested	3,316	1,792	602,605		81,866
Shares redeemed	(121,313)	(90,582)	(1,553,228)		(786,187)
Total Class A Shares	(47,868)	1,368	(412,871)		1,407,954
Class C Class C Shares
Shares sold	—	—	60,966	(a)	—
Dividends reinvested	—	—	20,913	(a)	—
Shares redeemed	—	—	(3,654	)(a)	—
Total Class C Shares	—	—	78,225		—
Net change resulting from share transactions	(6,801,523)	(1,838,770)	(4,792,652)		5,009,182

{a}	For the period January 3, 2014 (commencement of operations) to December 31, 2014.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Balanced Allocation Fund		Huntington Conservative Allocation Fund		Huntington Growth Allocation Fund
Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

$291,675	$147,860	$76,486	$45,282	$170,414	$91,466
—	—	—	—	—	—
2,026,163	956,335	111,177	198,151	2,081,545	1,082,855
(1,897,780)	1,379,630	(190,594)	(121,437)	(1,790,894)	1,315,911
420,058	2,483,825	(2,931)	121,996	461,065	2,490,232

(426,585)	(422,243)	(80,778)	(69,332)	(316,107)	(351,136)
—	—	—	—	—	—
—	—	—	—	—	—

(725,138)	(703,395)	(136,926)	(160,338)	(538,415)	(854,665)
—	—	—	—	—	—
—	—	—	—	—	—
(1,151,723)	(1,125,638)	(217,704)	(229,670)	(854,522)	(1,205,801)
674,722	1,515,104	(421,054)	(981,162)	(843,749)	634,162
(56,943)	2,873,291	(641,689)	(1,088,836)	(1,237,206)	1,918,593

21,065,166	18,191,875	3,678,344	4,767,180	15,109,051	13,190,458
$21,008,223	$21,065,166	$3,036,655	$3,678,344	$13,871,845	$15,109,051

$1,463	$2,451	$(1)	$1,357	$379	$4,042

$—	$—	$—	$—	$—	$—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

4,231,795	5,791,160	874,624	3,928,019	2,280,294	4,369,361
—	—	—	—	—	—
1,100,024	1,076,050	191,499	213,381	832,459	1,168,868
(4,657,097)	(5,352,106)	(1,487,177)	(5,122,562)	(3,956,502)	(4,904,067)
674,722	1,515,104	(421,054)	(981,162)	(843,749)	634,162

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
$674,722	$1,515,104	$(421,054)	$(981,162)	$(843,749)	$634,162

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

356,685	499,181	98,801	427,116	189,482	367,995
—	—	—	—	—	—
95,856	92,476	22,671	23,929	71,702	98,722
(391,846)	(457,940)	(168,966)	(557,457)	(328,204)	(408,620)
60,695	133,717	(47,494)	(106,412)	(67,020)	58,097

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
60,695	133,717	(47,494)	(106,412)	(67,020)	58,097

Annual Shareholder Report

Financial Highlights
(For a share outstanding throughout each year ended December 31)

	Net Asset Value, beginning of year	Net investment income (loss)		Net realized and unrealized gain (loss) on investments		Total from investment operations		Distributions from net investment income		Distributions from net realized gain on investment transactions		Total distributions
HUNTINGTON MONEY MARKET FUND
Institutional Shares
2010	$1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
2011	$1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
2012	$1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
2013	$1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
2014	$1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Class A Shares
2010	$1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
2011	$1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
2012	$1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
2013	$1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
2014	$1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
HUNTINGTON U.S. TREASURY MONEY MARKET FUND
Institutional Shares
2010	$1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
2011	$1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
2012	$1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
2013	$1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
2014	$1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Class A Shares
2010	$1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
2011	$1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
2012	$1.00	—	(b)	—	(b)	—	(b)	—		—		—
2013	$1.00	—		—	(b)	—	(b)	—		—		—
2014	$1.00	—		—	(b)	—	(b)	—		—		—
(a)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Amount is less than $0.005.
(c)	Rounds to less than 0.005%

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of year	Total return	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)	Net Assets, end of year (000 omitted)

$1.00	0.01%	0.31%	0.01%		0.88%	$214,981
$1.00	0.01%	0.24%	0.01%		0.84%	$262,067
$1.00	0.01%	0.23%	0.01%		0.86%	$240,924
$1.00	0.01%	0.12%	0.01%		0.84%	$208,783
$1.00	0.01%	0.08%	0.01%		0.86%	$153,460

$1.00	0.01%	0.32%	0.01%		1.13%	$134,974
$1.00	0.01%	0.24%	0.01%		1.09%	$97,936
$1.00	0.01%	0.23%	0.01%		1.11%	$105,688
$1.00	0.01%	0.12%	0.01%		1.09%	$136,589
$1.00	0.01%	0.08%	0.01%		1.11%	$142,814

$1.00	0.01%	0.15%	0.01%		0.76%	$312,870
$1.00	0.01%	0.07%	0.01%		0.74%	$251,704
$1.00	0.01%	0.09%	0.01%		0.74%	$737,310
$1.00	0.04%	0.04%	0.04%		0.69%	$977,168
$1.00	0.03%	0.03%	0.03%		0.73%	$968,006

$1.00	0.01%	0.15%	0.01%		1.01%	$74,845
$1.00	0.01%	0.07%	0.01%		0.99%	$83,204
$1.00	—%	0.09%	—	%(c)	0.99%	$108,885
$1.00	—%	0.08%	—%		0.94%	$130,827
$1.00	—%	0.06%	—%		0.98%	$96,738

Annual Shareholder Report

Financial Highlights (Continued)
(For a share outstanding throughout each period ended December 31)

	Net Asset Value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Distributions from return of capital	Total distributions
HUNTINGTON DIVIDEND CAPTURE FUND
Institutional Shares
2010	$7.86	0.25		0.83	1.08	(0.25)	—	—	(0.25)
2011	$8.69	0.30		0.22	0.52	(0.30)	—	—	(0.30)
2012	$8.91	0.33		0.63	0.96	(0.38)	—	—	(0.38)
2013	$9.49	0.36		1.60	1.96	(0.32)	(0.39)	—	(0.71)
2014	$10.74	0.39		0.64	1.03	(0.41)	(1.35)	—	(1.76)
Class A Shares
2010	$7.86	0.23		0.83	1.06	(0.23)	—	—	(0.23)
2011	$8.69	0.28		0.21	0.49	(0.28)	—	—	(0.28)
2012	$8.90	0.30		0.65	0.95	(0.36)	—	—	(0.36)
2013	$9.49	0.34		1.59	1.93	(0.30)	(0.39)	—	(0.69)
2014	$10.73	0.34		0.67	1.01	(0.38)	(1.35)	—	(1.73)
Class C Shares
2014(d)	$10.67	0.32		0.70	1.02	(0.35)	(1.35)	—	(1.70)
HUNTINGTON GLOBAL SELECT MARKETS FUND
Institutional Shares
2010	$10.00	0.03		1.55	1.58	(0.11)	—	(0.01)	(0.12)
2011	$11.46	0.08		(1.99)	(1.91)	(0.05)	(0.14)	—	(0.19)
2012	$9.36	0.04		0.97	1.01	(0.04)	—	—	(0.04)
2013	$10.33	0.04		0.58	0.62	(0.21)	—	—	(0.21)
2014	$10.74	(0.03	)(h)	0.16	0.13	—	(1.49)	—	(1.49)
Class A Shares
2010	$10.00	0.01		1.53	1.54	(0.09)	—	(0.02)	(0.11)
2011	$11.43	0.04		(1.97)	(1.93)	— (g)	(0.14)	—	(0.14)
2012	$9.36	0.01		0.97	0.98	(0.02)	—	—	(0.02)
2013	$10.32	0.01		0.59	0.60	(0.19)	—	—	(0.19)
2014	$10.73	(0.02	)(h)	0.13	0.11	—	(1.49)	—	(1.49)
(a)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(b)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Reflects operations for the period from January 3, 2014 (commencement of operations) to December 31, 2014.
(e)	Not Annualized.
(f)	Computed on an annualized basis.
(g)	Amount is less than $0.005.
(h)	Calculated using average shares outstanding for the year.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return(a)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)		Net Assets, end of period (000 omitted)	Portfolio turnover rate(c)

$8.69	13.99%		1.40%		3.05%		1.40%		$100,622	115%
$8.91	6.03%		1.36%		3.40%		1.36%		$117,798	143%
$9.49	10.87%		1.21%		3.55%		1.36%		$145,946	109%
$10.74	21.14%		0.89%		3.59%		1.33%		$278,917	130%
$10.01	9.59%		0.88%		3.22%		1.38%		$132,177	92%

$8.69	13.72%		1.64%		2.82%		1.64%		$17,784	115%
$8.90	5.65%		1.61%		3.19%		1.61%		$26,843	143%
$9.49	10.72%		1.46%		3.37%		1.61%		$46,343	109%
$10.73	20.74%		1.14%		3.32%		1.58%		$71,258	130%
$10.01	9.45%		1.13%		3.01%		1.63%		$66,445	92%

$9.99	9.54	%(e)	1.63	%(f)	2.69	%(f)	2.16	%(f)	$4,154	92	%(e)

$11.46	15.85%		1.90%		0.40%		2.19%		$41,116	45%
$9.36	(16.67)%		1.79%		0.71%		1.79%		$38,871	110%
$10.33	10.82%		1.90%		0.40%		1.90%		$38,696	97%
$10.74	6.08%		1.87%		0.40%		2.01%		$27,015	156%
$9.38	1.31%		1.63%		(0.29)%		2.22%		$20,578	88%

$11.43	15.38%		2.16%		0.20%		2.44%		$860	45%
$9.36	(16.80)%		2.04%		0.48%		2.04%		$541	110%
$10.32	10.43%		2.15%		0.09%		2.15%		$416	97%
$10.73	5.87%		2.12%		0.06%		2.26%		$429	156%
$9.35	1.13%		1.88%		(0.15)%		2.47%		$6,774	88%

Annual Shareholder Report

Financial Highlights (Continued)
(For a share outstanding throughout each period ended December 31)

	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions
HUNTINGTON REAL STRATEGIES FUND
Institutional Shares
2010	$6.42	0.02	1.59	1.61	(0.04)	—	(0.04)
2011	$7.99	0.05	(0.82)	(0.77)	(0.07)	—	(0.07)
2012	$7.15	0.11	0.26	0.37	(0.10)	—	(0.10)
2013	$7.42	0.15	0.55	0.70	(0.07)	—	(0.07)
2014	$8.05	0.13 (g)	(1.35)	(1.22)	(0.10)	—	(0.10)
Class A Shares
2010	$6.43	0.01	1.59	1.60	(0.03)	—	(0.03)
2011	$8.00	0.03	(0.82)	(0.79)	(0.05)	—	(0.05)
2012	$7.16	0.09	0.26	0.35	(0.08)	—	(0.08)
2013	$7.43	0.13	0.54	0.67	(0.05)	—	(0.05)
2014	$8.05	0.10 (g)	(1.33)	(1.23)	(0.09)	—	(0.09)
HUNTINGTON SITUS FUND
Institutional Shares
2010	$15.95	(0.03)	4.29	4.26	—	—	—
2011	$20.21	(0.05)	(0.63)	(0.68)	—	—	—
2012	$19.53	0.09	4.60	4.69	(0.04)	(0.74)	(0.78)
2013	$23.44	(0.01)	6.60	6.59	(0.01)	(1.27)	(1.28)
2014	$28.75	0.09	(0.58)	(0.49)	(0.02)	(7.49)	(7.51)
Class A Shares
2010	$15.64	(0.06)	4.20	4.14	—	—	—
2011	$19.78	(0.10)	(0.62)	(0.72)	—	—	—
2012	$19.06	0.04	4.48	4.52	—	(0.74)	(0.74)
2013	$22.84	(0.07)	6.42	6.35	—	(1.27)	(1.27)
2014	$27.92	0.01	(0.55)	(0.54)	—	(7.49)	(7.49)
Class C Shares
2014(d)	$27.60	(0.07)	(0.29)	(0.36)	—	(7.49)	(7.49)
(a)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(b)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Reflects operations for the period from January 3, 2014 (commencement of operations) to December 31, 2014.
(e)	Not Annualized.
(f)	Computed on an annualized basis.
(g)	Calculated using average shares outstanding for the year.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return(a)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)		Net Assets, end of period (000 omitted)	Portfolio turnover rate(c)

$7.99	25.09%		1.35%		0.27%		1.35%		$90,813	22%
$7.15	(9.64)%		1.35%		0.66%		1.35%		$92,475	60%
$7.42	5.20%		1.35%		1.54%		1.35%		$96,292	30%
$8.05	9.49%		1.34%		1.93%		1.36%		$89,571	43%
$6.73	(15.03)%		1.04%		1.53%		1.52%		$29,453	31%

$8.00	24.85%		1.60%		0.03%		1.60%		$2,052	22%
$7.16	(9.88)%		1.60%		0.39%		1.60%		$2,004	60%
$7.43	4.96%		1.60%		1.30%		1.60%		$2,173	30%
$8.05	9.09%		1.59%		1.68%		1.61%		$2,366	43%
$6.73	(15.23)%		1.29%		1.21%		1.77%		$1,656	31%

$20.21	26.71%		1.36%		(0.16)%		1.36%		$183,311	32%
$19.53	(3.36)%		1.32%		(0.25)%		1.32%		$166,134	18%
$23.44	24.11%		1.35%		0.41%		1.35%		$192,757	11%
$28.75	28.38%		1.30%		0.05%		1.33%		$339,983	22%
$20.75	(1.41)%		1.03%		0.23%		1.37%		$152,846	12%

$19.78	26.47%		1.61%		(0.38)%		1.61%		$23,990	32%
$19.06	(3.64)%		1.57%		(0.50)%		1.57%		$22,409	18%
$22.84	23.82%		1.60%		0.17%		1.60%		$28,485	11%
$27.92	28.09%		1.55%		(0.27)%		1.58%		$74,132	22%
$19.89	(1.62)%		1.28%		0.01%		1.62%		$44,589	12%

$19.75	(1.00	)%(e)	1.79	%(f)	(0.54	)%(f)	2.15	%(f)	$1,545	12	%(e)

Annual Shareholder Report

Financial Highlights (Continued)
(For a share outstanding throughout each year ended December 31)

	Net Asset Value, beginning of year	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions
HUNTINGTON BALANCED ALLOCATION FUND
Class A Shares
2010	$10.74	0.09	0.88	0.97	(0.09)	(0.05)	(0.14)
2011	$11.57	0.10	(0.13)	(0.03)	(0.10)	(0.11)	(0.21)
2012	$11.33	0.12	0.75	0.87	(0.12)	(1.09)	(1.21)
2013	$10.99	0.09	1.34	1.43	(0.24)	(0.41)	(0.65)
2014	$11.77	0.17	0.07	0.24	(0.24)	(0.41)	(0.65)
HUNTINGTON CONSERVATIVE ALLOCATION FUND
Class A Shares
2010	$10.32	0.17	0.41	0.58	(0.16)	(0.05)	(0.21)
2011	$10.69	0.15	0.11	0.26	(0.15)	(0.08)	(0.23)
2012	$10.72	0.14	0.33	0.47	(0.14)	(1.93)	(2.07)
2013	$9.12	0.07	0.17	0.24	(0.13)	(0.40)	(0.53)
2014	$8.83	0.20	(0.20)	—	(0.21)	(0.39)	(0.60)
HUNTINGTON GROWTH ALLOCATION FUND
Class A Shares
2010	$10.87	0.06	1.09	1.15	(0.06)	(0.08)	(0.14)
2011	$11.88	0.07	(0.28)	(0.21)	(0.07)	(0.15)	(0.22)
2012	$11.45	0.11	1.03	1.14	(0.11)	(1.61)	(1.72)
2013	$10.87	0.09	1.95	2.04	(0.30)	(0.73)	(1.03)
2014	$11.88	0.16	0.22	0.38	(0.28)	(0.47)	(0.75)
(a)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(b)	Does not include the effect of expenses of underlying funds.
(c)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of year	Total return(a)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Net Assets, end of year (000 omitted)	Portfolio turnover rate

$11.57	9.14%	0.59%	0.94%	0.74%	$24,656	26%
$11.33	(0.18)%	0.67%	0.90%	0.80%	$27,642	23%
$10.99	7.79%	0.68%	0.98%	0.89%	$18,192	74%
$11.77	13.14%	0.74%	0.72%	0.93%	$21,065	44%
$11.36	2.05%	0.73%	1.38%	0.96%	$21,008	52%

$10.69	5.70%	0.70%	1.60%	0.79%	$14,840	22%
$10.72	2.50%	0.73%	1.43%	0.83%	$15,544	15%
$9.12	4.43%	0.80%	1.11%	1.00%	$4,767	37%
$8.83	2.69%	0.83%	0.90%	1.38%	$3,678	55%
$8.23	(0.12)%	0.75%	2.18%	1.83%	$3,037	89%

$11.88	10.69%	0.51%	0.61%	0.77%	$19,132	29%
$11.45	(1.75)%	0.64%	0.63%	0.84%	$21,618	23%
$10.87	10.01%	0.63%	0.85%	0.95%	$13,190	54%
$11.88	18.75%	0.70%	0.62%	1.02%	$15,109	55%
$11.51	3.13%	0.69%	1.13%	1.06%	$13,872	44%

Annual Shareholder Report

Notes to Financial Statements

December 31, 2014

(1)	Organization

The Huntington Funds (the “Trust”) was organized as a single Delaware statutory trust on June 23, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2014, the Trust operated 12 separate series, or mutual funds, each with its own investment objective and strategy. This report contains financial statements and financial highlights of the retail funds listed below (individually referred to as a “Fund,” or collectively as the “Funds”):

Funds	Investment Share Classes Offered*
Huntington Money Market Fund (“Money Market Fund”)	Institutional, A & Interfund**
Huntington U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”)	Institutional & A
Huntington Dividend Capture Fund (“Dividend Capture Fund”)	Institutional, A & C
Huntington Global Select Markets Fund (“Global Select Markets Fund”)	Institutional & A
Huntington Real Strategies Fund (“Real Strategies Fund”)	Institutional & A
Huntington Situs Fund (“Situs Fund”)	Institutional, A & C
Huntington Balanced Allocation Fund (“Balanced Allocation Fund”)	A
Huntington Conservative Allocation Fund (“Conservative Allocation Fund”)	A
Huntington Growth Allocation Fund (“Growth Allocation Fund”)	A

*	Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares, exchange privileges of each class of shares and sales charges. The price at which the Funds will offer or redeem shares is the net asset value (“NAV”) per share next determined after the order is considered received, subject to any applicable front end or contingent deferred sales charges. Class A shares have a maximum sales charge on purchases of 4.75% as a percentage of the original purchase price. Class C shares have a contingent deferred sales charge of 1.00% on shares sold within one year of purchase. The Money Market Fund and the U.S. Treasury Money Market Fund (collectively the “Money Market Funds”) do not have sales charges on purchases.
**	As of December 31, 2014, the Interfund shares are available for purchase; however the balance remains zero.

The prospectus provides a description of each Fund’s investment objectives, policies and strategies along with information on the classes of shares currently being offered.

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

Fund	Mergers

On December 19, 2014, the Global Select Markets Fund acquired all of the assets and assumed all of the liabilities of the Huntington International Equity Fund (“International Equity Fund”) pursuant to an agreement and plan of reorganization approved by the Board of Trustees (“Trustees”) on September 22, 2014. The reorganization provides shareholders of the International Equity Fund access to a larger and more diversified portfolio with a similar investment strategy and lower expenses. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders.

The acquisition was accomplished by a tax-free exchange of 2,618,940 Institutional Class shares of the Global Select Markets Fund (valued at $24,958,498) for 3,641,716 Institutional Class shares of the International Equity Fund and 690,613 Class A shares of the Global Select Markets Fund (valued at $6,560,828) for 980,223 Class A shares of the International Equity Fund, each outstanding on December 19, 2014. The investment portfolio of the International Equity Fund, with a fair value of $27,128,665 and identified cost of $21,876,394 was the principal asset acquired by the Global Select Markets Fund. For financial reporting purposes, assets received and shares issued by the Global Select Markets Fund were recorded at fair value; however, the identified cost of the investments received from the International Equity Fund was carried forward to align ongoing reporting of the Global Select Markets Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Global Select Markets Fund immediately before the acquisition were $7,795,589. The aggregate net assets of the International Equity Fund at that date of $31,519,326, including $5,199,907 of unrealized appreciation, were combined with those of the Global Select Markets Fund, resulting in combined aggregate net assets of $39,314,915.

Assuming the acquisition had been completed on January 1, 2014, the beginning of the annual reporting period of the Global Select Markets Fund, the Global Select Markets Fund’s pro forma results of operations for the year ended December 31, 2014, are as follows:

Net Investment Income	$2,611,201
Net Realized and Unrealized Loss on Investments	($13,305,478)
Net Decrease in Net Assets Resulting From Operations	($10,694,277)

Annual Shareholder Report

(2)	Significant Accounting Policies

The Funds are each an investment company and each follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.	Investment Valuations

The Trust calculates the NAV for each of the Funds (other than the Money Market Funds) by valuing securities held based on fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

For the Money Market Funds, the Trust attempts to stabilize the NAV per share at $1.00 per share by valuing portfolio securities using the amortized cost method, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets.
•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3—significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust recognizes transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

In computing the NAV of the Funds, other than the Money Market Funds, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Trustee-approved policies, the Trust relies on certain security pricing services to provide the current market value of securities. Those security pricing services value equity securities (including foreign equity securities, exchange-traded funds and closed-end funds) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ official closing price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Option contracts are generally valued using the closing price based on quote data from the six major U.S. options exchanges on which such options are traded which are typically categorized as Level 1 in the fair value hierarchy.

Debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, debt securities are valued at a bid price estimated by the security pricing service. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect as of the close of the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern Time), on the day the value of the foreign security is determined. Short-term investments with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Securities for which market quotations are not readily available are valued at fair value under Trust procedures approved by the Trustees. In these cases, a Pricing Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors including, but not limited to the following: dealer quotes, published analyses by dealers or analysts regarding the security, transactions which provide implicit valuation of the security (such as a merger or tender offer transaction), the value of other securities or contracts which derive their value from the security at issue, and the implications of any other circumstances which have caused trading in the security to halt. With

Annual Shareholder Report

Notes to Financial Statements (Continued)

respect to certain categories of securities, the procedures utilized by the Pricing Committee detail specific valuation methodologies to be applied in lieu of considering the aforementioned list of factors. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the NYSE, which is when each Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant securities market movements occurring between the time the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of good faith fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Good faith fair valuations generally remain unchanged until new information becomes available. Consequently, changes in good faith fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

The Trustees have authorized the use of an independent fair valuation service. If the movement in a designated U.S. market index, after foreign markets close, is greater than predetermined levels, the Funds may use a systematic valuation model provided from that independent third party to fair value its international equity securities. Securities which are fair value according to this model are then typically categorized as Level 2 in the fair value hierarchy.

In accordance with the valuation procedures adopted by the Trustees, real estate investments are fair valued using the results of an appraisal conducted by an independent valuation agent on the property(ies) underlying investment, as adjusted by any outstanding debt related to the property(ies). The Trustees deem this to be indicative of the fair value of the real estate investments. Such valuations are categorized as Level 3 in the fair value hierarchy. Prior to May 2014, real estate investments were valued by applying a discounted cash flows model to establish the fair value of each investment.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2014 based on the three levels defined previously:

	LEVEL 1	LEVEL 2	LEVEL 3	Total
Money Market Fund
Investment Securities:
Corporate Bonds	$—	$70,889,712	$—	$70,889,712
Commercial Paper	—	57,960,587	—	57,960,587
Yankee Certificates of Deposit	—	6,286,195	—	6,286,195
U.S. Government Agencies	—	84,323,421	—	84,323,421
Repurchase Agreements	—	70,000,000	—	70,000,000

Total Investment Securities	—	289,459,915	—	289,459,915

Annual Shareholder Report

	LEVEL 1	LEVEL 2	LEVEL 3	Total
U.S. Treasury Money Market Fund
Investment Securities:
U.S. Treasury Obligations	$—	$775,587,228	$—	$775,587,228
Repurchase Agreements	—	275,000,000	—	275,000,000

Total Investment Securities	—	1,050,587,228	—	1,050,587,228

Dividend Capture Fund
Investment Securities:
Common Stocks	142,340,812	—	—	142,340,812
Preferred Stocks	47,696,195	—	—	47,696,195
Exchange-Traded Funds	3,606,670	—	—	3,606,670
Cash Equivalents	9,104,401	—	—	9,104,401
Short-Term Securities Held as Collateral for Securities Lending	6,334,281	—	—	6,334,281

Total Investment Securities	209,082,359	—	—	209,082,359

Global Select Markets Fund
Investment Securities:
Common Stocks	9,299,313	19,354,602	—	28,653,915
Preferred Stocks	—	37,550	—	37,550
Foreign Government Bonds	—	136,356	—	136,356
Rights	7,371	—	—	7,371
Cash Equivalents	7,588	—	—	7,588

Total Investment Securities	9,314,272	19,528,508	—	28,842,780

Real Strategies Fund
Investment Securities:
Common Stocks	24,749,026	—	—	24,749,026
Exchange-Traded Funds	1,433,572	—	—	1,433,572
Real Estate Investments	—	—	1,713,390	1,713,390
Closed-End Fund	575,769	—	—	575,769
Options Purchased	502,284	—	—	502,284
Cash Equivalents	2,571,738	—	—	2,571,738
Short-Term Securities Held as Collateral for Securities Lending	1,232,339	—	—	1,232,339

Total Investment Securities	31,064,728	—	1,713,390	32,778,118

Other Financial Instruments:(a)
Written Options	(448,339)	—	—	(448,339)

Total Investments	30,616,389	—	1,713,390	32,329,779

Situs Fund
Investment Securities:
Common Stocks	189,428,787	9,320,920	—	198,749,707
Exchange-Traded Funds	195,320	—	—	195,320
Short-Term Securities Held as Collateral for Securities Lending	41,789,842	—	—	41,789,842

Total Investment Securities	231,413,949	9,320,920	—	240,734,869

Other Financial Instruments:(a)
Written Options	(132,000)	—	—	(132,000)

Total Investments	231,281,949	9,320,920	—	240,602,869

Balanced Allocation Fund
Investment Securities:
Mutual Funds	11,027,819	—	—	11,027,819
Exchange-Traded Funds	5,096,169	—	—	5,096,169
Cash Equivalents	4,673,951	—	—	4,673,951

Total Investment Securities	20,797,939	—	—	20,797,939

Annual Shareholder Report

Notes to Financial Statements (Continued)

	LEVEL 1	LEVEL 2	LEVEL 3	Total
Conservative Allocation Fund
Investment Securities:
Mutual Funds	$1,833,678	$—	$—	$1,833,678
Exchange-Traded Funds	299,866	—	—	299,866
Cash Equivalents	900,523	—	—	900,523

Total Investment Securities	3,034,067	—	—	3,034,067

Growth Allocation Fund
Investment Securities:
Mutual Funds	7,934,336	—	—	7,934,336
Exchange-Traded Funds	4,291,436	—	—	4,291,436
Cash Equivalents	1,610,966	—	—	1,610,966

Total Investment Securities	13,836,738	—	—	13,836,738

(a)	Other Financial Instruments are derivative instruments not reflected on the Portfolio of Investments, such as written option contracts.

Transfers from Level 1 to Level 2 are due to significant movement of a designated U.S. market index, triggering a systematic valuation model provided by an independent third party to fair value the international equity securities at reporting period end. Transfers from Level 2 to Level 1 indicate that the fair valuation of international equity securities used at the previous reporting period end did not occur as of the current reporting period end.

The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end. The following is a summary of the transfers between Level 1 and Level 2 of the fair value hierarchy for the year ended December 31, 2014:

	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1
Global Select Markets Fund
Investment Securities:
Common Stocks	$2,301,649	$—
Situs Fund
Investment Securities:
Common Stocks	9,320,920	—

The following is a summary of the inputs used to value the Real Strategies Fund’s Level 3 investments as of December 31, 2014:

Type of Assets	Fair Value At 12/31/2014	Valuation Techniques	Unobservable Input(s)	Range (Weighted Average)
Real Estate Investments	$1,713,390	Independent Valuation	Sales Comparison Approach	N/A
			Income Approach	N/A
			Market Cap Rate	5.30%-13.60%(7.00%)

As noted previously, the Real Strategies Fund’s investments in real estate investments are valued by using the results of an independent valuation appraisal. The independent valuation agent will utilize either an income approach, a sales comparison approach, or a combination thereof to arrive at the valuation. The significant unobservable inputs used in the income approach include the net cash flow from each underlying property and the related discount and market cap rates. An increase in the cash flows and/or market cap rates or decreases in the discount rate used would increase the value of the real estate. A decrease in the cash flows and/or market cap rate or increases in the discount rate used would decrease the value of the real estate. The significant unobservable inputs used in the sales comparison approach include measurable units of comparison (such as price per acre, price per unit, price per square foot, or gross rent multiplier), as adjusted for each comparable property’s location, physical condition or other economic characteristics.

Annual Shareholder Report

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Real Strategies Fund	Real Estate Investments
Balance as of December 31, 2013	$4,662,492
Transfers into Level 3	—
Transfers out of Level 3	—
Purchases	87,305
Sales	(2,097,243)
Realized Gain/(Loss)	(242,357)
Change in unrealized appreciation/(depreciation)	(696,807)

Ending Balance as of December 31, 2014	$1,713,390

B.	Repurchase Agreements

The Funds may enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by Huntington Asset Advisors, Inc., a subsidiary of The Huntington National Bank, to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. It is the policy of the Funds to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

C.	Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions.

D.	Derivative Instruments

Certain of the Funds may be subject to equity price risk and foreign currency exchange risk in the normal course of pursuing their investment objectives. Certain of the Funds may invest in various financial instruments including positions in foreign currency contracts and written option contracts to gain exposure to or hedge against changes in the value of equities or foreign currencies. The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposure related to each instrument type.

Foreign Exchange Contracts—Certain of the Funds may enter into forward foreign exchange contracts. A forward foreign exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Such contracts are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to provide the desired currency exposure. The contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When a forward foreign currency contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. As of December 31, 2014, the Funds did not have any forward foreign exchange contracts outstanding.

Written Options Contracts—Certain of the Funds may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

Annual Shareholder Report

Notes to Financial Statements (Continued)

The following is a summary of Dividend Capture Fund’s written option activity for the year ended December 31, 2014:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2013	200	$42,282
Options written	1,200	171,155
Options expired	(200)	(24,800)
Options closed	(500)	(71,085)
Options exercised	(700)	(117,552)
Outstanding at 12/31/2014	—	$—

The following is a summary of Real Strategies Fund’s written option activity for the year ended December 31, 2014:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2013	200	$67,535
Options written	59,162	4,219,822
Options expired	(4,547)	(512,188)
Options closed	(45,511)	(3,092,691)
Options exercised	(86)	(10,489)
Outstanding at 12/31/2014	9,218	$671,989

As of December 31, 2014, Real Strategies Fund had the following outstanding written option contracts:

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)
AGCO Corp.	Call	January 2015	$45	122	$14,030	$2,051
Agrium, Inc.	Call	January 2015	100	34	1,530	835
Alliance Resource Partners	Call	January 2015	45	165	7,425	(116)
Barrick Gold Corp.	Call	January 2015	13	356	712	13,063
BHP Billiton Ltd.	Call	January 2015	50	108	3,456	1,940
Canadian Natural Resources Ltd.	Call	January 2015	35	386	3,860	6,162
Carrizo Oil & Gas, Inc.	Call	January 2015	40	115	35,650	(23,263)
CBOE Volatility Index	Call	January 2015	24	600	60,000	55,179
CBOE Volatility Index	Call	March 2015	24	300	51,000	16,189
CBOE Volatility Index	Call	May 2015	24	300	59,250	17,839
Cheniere Energy, Inc.	Call	January 2015	80	174	7,830	10,806
Chesapeake Energy Corp.	Call	January 2015	22	493	6,902	2,940
Chicago Bridge & Iron Co. NV	Call	January 2015	47	168	3,360	666
Consol Energy, Inc.	Call	January 2015	40	179	537	3,228
GATX Corp.	Call	January 2015	60	200	12,000	(2,207)
Halliburton Co.	Call	January 2015	45	188	1,316	5,257
Helmerich & Payne, Inc.	Call	January 2015	72.5	122	12,200	4,375
iShares MSCI Emerging Markets ETF	Put	January 2015	36	1,500	7,500	25,913
Joy Global, Inc.	Call	January 2015	50	192	4,512	8,921
Magellan Midstream Partners LP	Call	January 2015	85	155	17,437	(176)
Oasis Petroleum, Inc.	Call	January 2015	20	286	2,860	9,714
Rio Tinto PLC	Call	January 2015	47.5	99	6,435	(736)

Annual Shareholder Report

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)
Schlumberger Ltd.	Call	January 2015	$90	60	$4,500	$3,452
SM Energy Co.	Call	January 2015	45	147	5,880	2,788
Southern Copper Corp.	Call	January 2015	30	321	4,494	1,487
SPDR S&P 500 ETF Trust	Put	January 2015	200	600	73,200	63,575
Spectra Energy Corp.	Call	January 2015	39	269	3,363	(387)
Suncor Energy, Inc.	Call	January 2015	35	304	3,040	5,157
Sunoco Logistics Partners LP	Call	January 2015	45	40	1,300	658
United States Natural Gas Fund LP	Call	January 2015	24	350	525	3,662
Vale SA	Call	January 2015	8	695	27,105	(15,315)
Valero Energy Corp.	Call	January 2015	52.5	190	5,130	(7)
Net unrealized appreciation on written option contracts						$223,650

The following is a summary of Situs Fund’s written option activity for the year ended December 31, 2014:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2013	1,500	$497,136
Options written	11,220	2,824,201
Options expired	(5,115)	(1,418,896)
Options closed	(1,400)	(584,518)
Options exercised	(5,905)	(1,186,747)
Outstanding at 12/31/2014	300	$131,176

As of December 31, 2014, Situs Fund had the following outstanding written option contracts:

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)
Red Hat, Inc.	Call	January 2015	$65	300	$132,000	$(824)
Net unrealized depreciation on written option contracts						$(824)

The following tables identify the location and fair value of derivative instruments on the Statements of Assets and Liabilities as of December 31, 2014, and the effect of derivative instruments on the Statements of Operations for the year ended December 31, 2014.

The Fair Value of Derivative Instruments as of December 31, 2014:

	Asset Derivatives	Liability Derivatives
Primary Risk Exposure	Statements of Assets and Liabilities Location	Statements of Assets and Liabilities Location	Fund	Fair Value
Written Option Contracts	None	Options Written, at value	Real Strategies Fund	$448,339
			Situs Fund	132,000

The effect of Derivative Instruments on the Statements of Operations for the year ended December 31, 2014:

Primary Risk Exposure	Location of Gain/(Loss) on Derivatives Recognized from Operations	Fund	Realized Gain/(Loss) on Derivatives Recognized from Operations	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized from Operations
Written Option Contracts	Net Realized gain/(loss) on written option transactions/net change in unrealized appreciation/(depreciation) of investments and written options	Dividend Capture Fund Real Strategies Fund Situs Fund	$70,939 1,869,991 1,146,749	$82,718 270,115 237,539

Annual Shareholder Report

Notes to Financial Statements (Continued)

Balance	Sheet Offsetting Information

Netting Agreements—During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows a Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of December 31, 2014, the Funds were not invested in any portfolio securities or derivatives that could be netted subject to the netting agreements.

The following tables provide a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statements of Assets and Liabilities as of December 31, 2014.

Securities Loaned				Gross Amounts Not Offset in Statements of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount (not less than 0)
Dividend Capture Fund	$6,334,281	$—	$6,334,281	$(6,334,281)	$—	$—
Real Strategies Fund	1,232,339	—	1,232,339	(1,232,339)	—	—
Situs Fund	41,789,842	—	41,789,842	(41,789,842)	—	—

Written Options				Gross Amounts Not Offset in Statements of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities(a)	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount (not less than 0)
Real Strategies Fund	$448,339	$—	$448,339	$(20,098,008)	$—	$—
Situs Fund	132,000	—	132,000	(4,494,100)	—	—

(a)

Gross Amounts of Recognized Liabilities as presented on the Statements of Assets and Liabilities are the actual closing values of liabilities outstanding as of December 31, 2014. Notional Values for Written Options as of December 31, 2014 are presented in the subsequent table.

The notional value of the written options contracts outstanding as of December 31, 2014 and the month-end average notional amount for the year ended December 31, 2014 are detailed in the table below:

Portfolio	Average Month-End Notional Amount	December 31, 2014 Notional Amount
Dividend Capture Fund	$1,377,692	$—
Real Strategies Fund	28,939,485	41,808,850
Situs Fund	12,666,377	1,950,000

Derivative positions open during the year and at year end, if any, are reflected for each Fund in the previous tables. The volume of these positions relative to each Fund’s net assets at the close of the reporting period is generally higher than the volume of such positions at the beginning of the reporting period. The Funds value derivative instruments at fair value and recognize changes in fair value currently in the results on operations.

E.	Securities Lending

To generate additional income, the Funds may lend a certain percentage of their total assets, to the extent permitted by the 1940 Act or the rules or regulations thereunder, on a short-term basis to certain brokers, dealers or other financial institutions pursuant to a securities lending agreement with Morgan Stanley & Co. LLC. In determining whether to lend to a particular broker, dealer or financial institution, Huntington Asset Advisors, Inc. (the “Advisor”) will consider all relevant facts and circumstances, including the size, creditworthiness and reputation of the borrower. Any loans made will be continuously secured by collateral in cash at least equal to 100% of the value of the securities on loan for the Funds, based on the prior day’s closing price. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. The Funds receive payments from the borrowers equivalent to the dividends and interest that would have been earned on securities on

Annual Shareholder Report

loan. In addition, the Funds lending securities receive an annual minimum securities lending fee and retain a portion of the interest, dividends and other distributions received on investment of cash collateral. Collateral is marked-to-market daily. One of the risks in lending portfolio securities, as with other extensions of credit, is the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although the loan is fully collateralized, if a borrower defaults, a Fund could lose money. There is also the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. Loans are subject to termination by the Funds or the borrower at any time and, therefore, are not considered to be illiquid investments. Huntington National Bank (“Huntington”) serves as the custodian and receives an annual securities lending fee for collateral monitoring and recordkeeping services.

As of December 31, 2014, the following Funds had securities with the following market values on loan and related activity for the year ended December 31, 2014:

Fund	Value of Loaned Securities	Value of Collateral	Average Loan Outstanding During the Year	Securities Lending Income Received by the Funds	Fees Paid by the Funds to Huntington from Securities Lending
Dividend Capture Fund	$6,172,073	$6,334,281	$21,657,399	$91,172	$33,098
Global Select Markets Fund	—	—	253,125	14,596	6,737
Real Strategies Fund	1,200,099	1,232,339	10,551,366	271,107	109,000
Situs Fund	40,505,658	41,789,842	70,962,014	1,005,283	236,002

F.	Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Trust’s Pricing Committee. As of December 31, 2014, the Real Strategies Fund and the Money Market Fund held restricted securities representing 5.5% and 5.1%, respectively, of net assets as listed below:

Issuer Description	Acquisition Date	Principal Amount	Cost	Value
Real Strategies Fund:
Grocery & Pharmacy DST	8/26/11, 5/15/14	N/A	$991,705	$886,908
New York Power DST	7/21/11	N/A	950,000	826,482

Money Market Fund:
National Australia Bank Ltd.	11/21/14	$7,500,000	$7,507,553	$7,506,067
Royal Bank of Canada	10/29/14	6,540,000	6,624,235	6,593,557
Westpac Banking Corp.	11/21/14	1,000,000	1,000,520	1,000,221

G.	Security Transactions and Related Income

During the period, investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding (if any), are recorded on the ex-dividend date.

H.	Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly by the Money Market Fund and U.S. Treasury Money Market Fund. Dividends from net investment income are declared and paid annually by the Global Select Markets Fund, Real Strategies Fund, Situs Fund and Growth Allocation Fund. Dividends from net investment income are declared and paid quarterly by the Balanced Allocation Fund. Dividends from net investment income are declared and paid monthly by the Dividend Capture Fund and Conservative Allocation Fund.

Annual Shareholder Report

Notes to Financial Statements (Continued)

The amount of dividends from net investment income and net realized gains are determined in accordance with the federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. tax treatment of foreign currency gain/loss, non-deductible stock issuance costs, distributions and income received from pass through investments and net investment loss adjustments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Temporary differences are primarily due to market discounts, capital loss carryforwards and losses deferred due to wash sales, straddles and return of capital from investments.

Dividends are declared separately for each class. No class has preferential rights; differences in per share dividend rates are generally due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually.

Certain of the Funds may own shares of real estate investments trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from investments in REITs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost of the individual REIT.

Certain of the Funds may invest in Master Limited Partnerships (“MLPs”), which generally are treated as partnerships for Federal income tax purposes. As a limited partner in the MLPs, the Fund includes its allocable share of the MLPs’ taxable income in computing its own taxable income.

I.	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses specific to a class are charged to that class. Except for the daily dividend Funds, expenses not directly attributable to a Fund are allocated proportionally among various Funds or all Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. For the daily dividend Funds, expenses not directly attributable to a Fund are allocated pursuant to the “settled shares method.” Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

J.	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Withholding taxes on foreign interest, dividends and capital gains with respect to the Funds have been provided for in accordance with each applicable country’s tax rules and rates.

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)(a)
Money Market Fund	$289,459,915	$—	$—	$—
U.S. Treasury Money Market Fund	1,050,589,588	—	(2,360)	(2,360)
Dividend Capture Fund	193,781,123	19,710,688	(4,409,452)	15,301,236
Global Select Markets Fund	23,509,814	5,846,240	(513,274)	5,332,966
Real Strategies Fund	33,463,215	4,601,942	(5,287,039)	(685,097)
Situs Fund	155,455,963	91,467,031	(6,188,125)	85,278,906
Balanced Allocation Fund	19,937,711	1,649,929	(789,701)	860,228
Conservative Allocation Fund	3,048,131	81,795	(95,859)	(14,064)
Growth Allocation Fund	12,945,508	1,571,523	(680,293)	891,230

(a)

The differences between the book-basis unrealized appreciation (depreciation) are attributable primarily to: tax deferral of losses on wash sales, the tax treatment of Trust Preferred securities, hybrid securities and Grantor trusts, differences related to partnership investments, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, the utilization of earnings and profits due to shareholder redemptions and the return of capital adjustments from real estate investment trusts.

Annual Shareholder Report

The tax character of distributions paid during the fiscal year ended December 31, 2014, were as follows:

	Distributions Paid From(a)
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Money Market Fund	$45,771	$—	$45,771	$45,771
U.S. Treasury Money Market Fund	335,711	—	335,711	335,711
Dividend Capture Fund	18,570,793	16,718,184	35,288,977	35,288,977
Global Select Markets Fund	—	1,172,067	1,172,067	1,172,067
Real Strategies Fund	499,549	—	499,549	499,549
Situs Fund	1,251,429	61,304,361	62,555,790	62,555,790
Balanced Allocation Fund	502,779	648,944	1,151,723	1,151,723
Conservative Allocation Fund	97,978	119,726	217,704	217,704
Growth Allocation Fund	395,183	459,339	854,522	854,522

(a)

The tax character of distributions paid may differ from the character of distributions shown on the statements of changes in net assets due to short-term capital gains being treated as ordinary income for tax purposes.

The tax character of distributions paid during the fiscal year ended December 31, 2013, were as follows:

	Distributions Paid From(a)
Fund	Ordinary Income	Net Long-Term Capital Gains	Taxable Over Distribution	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
Money Market Fund	$32,613	$—	$—	$32,613	$—	$32,613
U.S. Treasury Money Market Fund	509,465	—	—	509,465	—	509,465
Dividend Capture Fund	6,662,899	8,128,956	—	14,791,855	—	14,791,855
Global Select Markets Fund	536,804	—	—	536,804	—	536,804
Real Strategies Fund	816,773	—	—	816,773	—	816,773
Situs Fund	1,552,693	11,486,877	—	13,039,570	—	13,039,570
Balanced Allocation Fund	485,464	640,174	—	1,125,638	—	1,125,638
Conservative Allocation Fund	70,534	159,136	—	229,670	—	229,670
Growth Allocation Fund	409,359	796,443	—	1,205,802	—	1,205,802

(a)

The tax character of distributions paid may differ from the character of distributions shown on the statements of changes in net assets due to short-term capital gains being treated as ordinary income for tax purposes.

As of December 31, 2014, the components of accumulated earnings (deficit) were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
Money Market Fund	$3,297	$—	$3,297	$(168,329)	$—	$—	$(165,032)
U.S. Treasury Money Market Fund	8,998	—	8,998	(13,194)	—	(2,360)	(6,556)
Dividend Capture Fund	3,512,254	1,360,410	4,872,664	—	(73,053)	15,301,236	20,100,847
Global Select Markets Fund	140,885	401,880	542,765	—	—	5,271,922	5,814,687
Real Strategies Fund	521,844	—	521,844	(14,313,834)	(157,410)	(418,912)	(14,368,312)
Situs Fund	255,148	23,113,164	23,368,312	(550,102)	—	85,275,326	108,093,536
Balanced Allocation Fund	—	1,944,436	1,944,436	(303,120)	—	860,228	2,501,544
Conservative Allocation Fund	—	158,795	158,795	(107,473)	—	(14,064)	37,258
Growth Allocation Fund	914	1,974,630	1,975,544	(117,619)	—	891,230	2,749,155

Annual Shareholder Report

Notes to Financial Statements (Continued)

As of December 31, 2014, for federal income tax purposes and the treatment of distributions payable, the following Funds had capital loss carryforwards available to offset future gains, if any, to the extent provided by the Treasury regulations:

Fund	2015	2016	2017	2018	No Expiration Short-Term(a)	No Expiration Long-Term(b)	Total
Money Market Fund	$106	$—	$—	$—	$168,222	$—	$168,328
U.S. Treasury Money Market Fund	—	—	—	—	9,793	—	9,793
Real Strategies Fund	—	—	12,177,540	2,136,294	—	—	14,313,834
Situs Fund	550,102	—	—	—	—	—	550,102

(a)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules impacting the Funds. The provisions of the Act were effective for the Funds’ fiscal year ending December 31, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers may be utilized. Under the Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law, where capital losses could be carried forward for up to eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

(b)	Future utilization is limited under current tax law.

During the year ended December 31, 2014, the following Funds utilized capital loss carryforwards and had capital loss carryforwards expire:

Fund	Utilized Amount	Expired Amount
Money Market Fund	$—	$921
Real Strategies Fund	3,771,959	—
Situs Fund	550,102	—

Certain capital and qualified late year losses incurred after October 31 and within the current taxable year are deemed to arise on the first business day of the Funds’ following taxable year. For the tax year ended December 31, 2014, the Funds deferred post October capital and late year ordinary losses as follows:

Fund	Capital Losses	Late Year Ordinary Losses
U.S. Treasury Money Market Fund	$3,401	$—
Balanced Allocation Fund	303,120	—
Conservative Allocation Fund	107,473
Growth Allocation Fund	117,619	—

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then). Management believes there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

(3)	Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee—Huntington Asset Advisors, Inc. (the “Advisor”), a subsidiary of The Huntington National Bank (“Huntington”), serves as the Funds’ investment adviser. The Advisor receives a fee for its services, computed daily and paid monthly, based on a percentage of each Fund’s average daily net assets on a tiered basis, according to the table below:

	Tiered Annual Rate:
Fund	Up to $500 million	On the next $500 million	In Excess of $1 billion
Money Market Fund	0.30%	0.25%	0.20%
Dividend Capture Fund	0.75%	0.70%	0.65%
Global Select Markets Fund	1.00%	0.95%	0.90%
Real Strategies Fund	0.75%	0.70%	0.65%
Situs Fund	0.75%	0.70%	0.65%

Annual Shareholder Report

The U.S. Treasury Money Market Fund pays the Advisor a fee of 0.20% of its average daily net assets, computed daily and paid monthly. Each of Balanced Allocation Fund, Conservative Allocation Fund and Growth Allocation Fund pays the Advisor a fee of 0.10% of its average daily net assets, computed daily and paid monthly.

Huntington and the Advisor may also pay out of their reasonable profits and other resources (including those of their affiliates) advertising, marketing, and other expenses for the benefit of the Funds.

The Money Market Fund and U.S. Treasury Money Market Fund are subject to a fee waiver and expense reimbursement agreement with the Advisor whereby the Advisor has agreed to waive fees or reimburse expenses in amounts necessary to maintain a minimum yield of 0.01% for the Money Market Fund and the U.S. Treasury Money Market Fund. The Money Market Funds have agreed to repay amounts that were waived or reimbursed by the Advisor for a period up to three years after such waiver or reimbursement was made to the extent that such repayments would not cause the yield of the Money Market Funds to decrease below their applicable minimum yield.

The Advisor has agreed to contractually waive all or a portion of its investment advisory fee for the following funds (based on average daily net assets) to which it is otherwise entitled to receive and/or to reimburse certain operating expenses in order to limit each Fund’s total annual fund expenses (after fee waivers, and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) (“Expense Cap”) to the following (prior to April 30, 2014, each Fund’s Expense Cap included the acquired fund fees and expenses):

	Expense Cap
Fund	Institutional Shares	Class A Shares	Class C Shares	Expense Cap Effective Date	Expense Cap Expiration Date
Dividend Capture Fund	0.88%	1.13%	1.63%	April 30, 2014	April 30, 2016
	0.90%	1.15%	1.65%	December 13, 2013	April 30, 2016
Global Select Markets Fund	0.87%	1.12%	—	October 1, 2014	April 30, 2017
	1.81%	2.06%	—	April 30, 2014	April 30, 2015
	1.90%	2.15%	—	April 30, 2013	April 30, 2014
Real Strategies Fund	1.04%	1.29%	—	April 30, 2014	April 30, 2015
	1.10%	1.35%	—	December 13, 2013	April 30, 2015
Situs Fund	1.03%	1.28%	1.78%	December 13, 2013	April 30, 2015
Balanced Allocation Fund	—	0.70%	—	April 30, 2014	April 30, 2015
	—	1.90%	—	April 30, 2013	April 30, 2014
Conservative Allocation Fund	—	0.70%	—	April 30, 2014	April 30, 2015
	—	1.90%	—	April 30, 2013	April 30, 2014
Growth Allocation Fund	—	0.65%	—	April 30, 2014	April 30, 2015
	—	1.90%	—	April 30, 2013	April 30, 2014

Annual Shareholder Report

Notes to Financial Statements (Continued)

Amounts waived or reimbursed in the contractual period may be recouped by the Advisor within three years of the waiver and/or reimbursement. As of December 31, 2014, the following amounts have been waived or reimbursed by the Advisor and are subject to repayment by the respective Fund:

Fund	Amount Waived or Reimbursed	Expiring Beginning December 31,
Money Market Fund	$1,533,406	2015
	1,526,624	2016
	1,877,044	2017
U.S. Treasury Money Market Fund	1,433,607	2015
	5,772,291	2016
	5,403,446	2017
Dividend Capture Fund	254,226	2015
	1,004,031	2016
	1,313,835	2017
Global Select Markets Fund	43,287	2016
	96,711	2017
Real Strategies Fund	14,797	2016
	282,469	2017
Situs Fund	73,283	2016
	1,097,463	2017
Balanced Allocation Fund	42,051	2015
	37,483	2016
	48,026	2017
Conservative Allocation Fund	15,187	2015
	27,965	2016
	38,093	2017
Growth Allocation Fund	46,866	2015
	47,116	2016
	56,426	2017

Administrative and Financial Administration Fees—Huntington Asset Services, Inc. (“HASI”), a wholly owned subsidiary of Huntington Bancshares, Inc., serves as Administrator to the Trust. The fees paid for administrative services are based on the level of average net assets of each Fund for the period, subject to minimum fees in certain circumstances.

Maximum Administrative Fee	Average Daily Net Assets of the Trust
0.1822%	On the first $4 billion
0.1650%	On the next $2 billion
0.1575%	On the next $2 billion
0.1450%	On assets in excess of $8 billion

There is no minimum annual fee per fund or class of shares.
Distribution and Shareholder Services Fees—The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the terms of the Plan, the Funds will compensate qualified intermediaries for distribution services in connection with Class A Shares not to exceed 0.25% of the daily net assets of each Fund’s Class A Shares and not to exceed 1.00% of the daily net assets of each Fund’s Class C Shares. Institutional Shares are not subject to Rule 12b-1 fees. Class A Shares (except for the Asset Allocation Funds) and Institutional Shares are also subject to a shareholder services fee not to exceed 0.25% of the daily net assets of such shares. For the year ended December 31, 2014, Huntington and its affiliates received $354,665 in 12b-1 fees from the Funds. For the year ended December 31, 2014, Huntington and its affiliates received $1,451,096 in shareholder service fees from the Funds. For the year ended December 31, 2014, Unified Financial Securities, Inc. (the “Distributor”) received commissions of $658,654 earned on sales of Class A Shares of the Funds. For the year ended December 31, 2014, the Distributor paid out commissions earned on Class A Shares on behalf of the Funds of $65,205 to affiliated broker-dealers of the Funds. For the year ended December 31, 2014, the Distributor voluntarily waived 12b-1 and shareholder servicing fees of $361,856 and $885,376 from the Money Market Fund and $234,424 and $3,002,198 from the U.S. Treasury Money Market Fund.

Transfer and Dividend Disbursing Agent Fees and Expense—HASI is the transfer and dividend disbursing agent for the Funds. For its services, HASI receives a yearly fixed amount per shareholder account, subject to a yearly minimum fee of $12,000 for each of the Funds. HASI is also entitled to receive additional amounts that may be activity or time-based charges, plus reimbursement for out-of-pocket expenses.

Custodian Fees—Huntington serves as custodian for each of the Funds. Brown Brothers Harriman serves as sub-custodian for each Fund’s foreign assets. Huntington and Brown Brothers Harriman receive fees based on the level of each Fund’s average daily net assets for the period, plus out-of-pocket expenses.

General—Certain officers of the Trust are officers, directors and/or trustees of the Distributor.

Each Trustee who is not an “interested person” of the Trust, as such term is defined in the 1940 Act, receives a $25,000 annual retainer plus $2,500 per regular Board meeting. The Audit Committee Chairman receives $33,000 annual retainer plus $2,500 per regular Board meeting. The Independent Chairman of the Board receives a $50,000 annual retainer plus $2,500 per regular Board meeting. The Board or a committee may establish ad hoc committees or sub-committees. Any committee or sub-committee member may be compensated by the Funds for incremental work outside of the regular meeting process based on the value added

Annual Shareholder Report

to the Funds. In addition, the Funds reimburse Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings. For the year ended

December 31, 2014, actual Trustee compensation was $299,000 in aggregate from the Trust.

Affiliated Funds—Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may invest in certain affiliated money market funds which are managed by the Advisor. Income distributions earned from investments in these funds are recorded as income from affiliates in the accompanying financial statements. A summary of each Fund’s investment in such affiliated money market funds is set forth below:

Money Market Fund	12/31/2013 Market Value	Purchases	Sales	12/31/2014 Market Value	Income
Dividend Capture Fund	$—	$27,925,119	$(18,820,718)	$9,104,401	$426
Global Select Markets Fund	—	4,813,831	(4,806,243)	7,588	164
Real Strategies Fund	—	9,179,789	(6,608,051)	2,571,738	95
Situs Fund	—	21,029,721	(21,029,721)	—	150

U.S. Treasury Money Market Fund	12/31/2013 Market Value	Purchases	Sales	12/31/2014 Market Value	Income
Dividend Capture Fund	$3,933,704	$106,444,718	$(110,378,422)	$—	$1,318
Global Select Markets Fund	772,081	26,757,672	(27,529,753)	—	208
Real Strategies Fund	3,182,304	51,718,886	(54,901,190)	—	396
Situs Fund	18,125,529	118,912,611	(137,038,140)	—	964

Additionally, Balanced Allocation Fund, Conservative Allocation Fund and Growth Allocation Fund invest in other Funds within the Trust. A summary of these investments in affiliated funds is set forth below:

Balanced Allocation Fund	12/31/2013 Market Value	Purchases	Sales	12/31/2014 Market Value	Income
U.S. Treasury Money Market Fund	$386,673	$3,798,920	$(4,185,593)	$—	$113
Money Market Fund	—	5,051,744	(377,793)	4,673,951	58
Huntington Disciplined Equity Fund	1,237,631	709,595	(1,871,385)	—	64,888
Dividend Capture Fund	2,595,303	441,542	(1,177,329)	2,000,680	92,598
Global Select Markets Fund	824,455	535,677	(376,746)	3,156,426	—
Huntington International Equity Fund	2,402,533	1,445,230	(1,540,392)	—	24,965
Situs Fund	1,688,698	1,019,287	(916,325)	1,777,421	1,051
Huntington World Income Fund	—	3,713,349	(3,364,564)	—	118,079
Huntington Fixed Income Securities Fund	3,436,730	396,092	(3,909,327)	—	30,206
Huntington Intermediate Government Income Fund	1,604,908	156,777	(1,777,697)	—	13,719
Huntington Mortgage Securities Fund	914,614	107,604	(1,037,488)	—	8,358
Huntington Short/Intermediate Fixed Income Securities Fund	1,605,605	137,613	(1,756,366)	—	4,813
Huntington EcoLogical Strategy ETF	2,287,036	597,742	(367,845)	2,661,872	34,367
Huntington US Equity Rotation Strategy ETF	2,036,957	520,149	(304,441)	2,434,297	119,307

Conservative Allocation Fund	12/31/2013 Market Value	Purchases	Sales	12/31/2014 Market Value	Income
U.S. Treasury Money Market Fund	$53,198	$1,345,968	$(1,399,166)	$—	$21
Money Market Fund	—	1,361,352	(460,829)	900,523	11
Huntington Disciplined Equity Fund	76,681	46,582	(118,896)	—	3,805
Dividend Capture Fund	160,963	104,671	(74,203)	199,748	5,808
Global Select Markets Fund	51,248	127,980	(37,670)	327,409	—
Huntington International Equity Fund	149,241	180,682	(130,360)	—	2,184
Situs Fund	104,926	143,281	(97,686)	149,728	89
Huntington World Income Fund	—	1,350,338	(1,228,087)	—	41,037
Huntington Fixed Income Securities Fund	1,269,000	92,487	(1,389,015)	—	10,823
Huntington Intermediate Government Income Fund	592,070	33,985	(631,767)	—	4,946
Huntington Mortgage Securities Fund	337,796	23,384	(366,690)	—	3,004
Huntington Short/Intermediate Fixed Income Securities Fund	592,330	29,545	(626,603)	—	1,815
Huntington EcoLogical Strategy ETF	141,563	54,622	(45,475)	158,775	2,050
Huntington US Equity Rotation Strategy ETF	126,475	46,185	(41,581)	141,091	6,915

Annual Shareholder Report

Notes to Financial Statements (Continued)

Growth Allocation Fund	12/31/2013 Market Value	Purchases	Sales	12/31/2014 Market Value	Income
U.S. Treasury Money Market Fund	$269,842	$3,446,017	$(3,715,859)	$—	$79
Money Market Fund	—	2,378,193	(767,227)	1,610,966	24
Disciplined Equity Fund	1,166,308	1,061,236	(2,137,318)	—	74,913
Dividend Capture Fund	2,446,220	420,542	(1,078,384)	1,922,613	88,527
Global Select Markets Fund	777,105	391,119	(312,568)	2,938,023	—
Huntington International Equity Fund	2,265,497	1,325,355	(1,381,421)	—	23,883
Situs Fund	1,594,037	1,133,412	(1,069,829)	1,637,931	1,020
Huntington World Income Fund	—	622,545	(572,525)	514,998	17,912
Huntington Fixed Income Securities Fund	1,090,148	143,029	(1,257,625)	—	9,553
Huntington Intermediate Government Income Fund	507,631	58,498	(571,292)	—	4,355
Huntington Mortgage Securities Fund	290,097	39,281	(334,285)	—	2,667
Huntington Short/Intermediate Fixed Income Securities Fund	507,853	52,430	(564,500)	—	1,597
Huntington EcoLogical Strategy ETF	2,156,159	326,440	(369,372)	2,245,918	28,997
Huntington US Equity Rotation Strategy ETF	1,919,551	287,573	(330,094)	2,045,518	100,252

(4)	Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Real Strategies Fund’s investment in New York Power DST, representing approximately 8.26% of the issuer, is set forth below:

	12/31/2013 Fair Value	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	12/31/2014 Fair Value	Income
New York Power DST	$1,098,500	$(272,018)	$—	$—	$826,482	$71,823

(5)	Balanced Allocation Fund, Conservative Allocation Fund and Growth Allocation Fund Structure

Balanced Allocation Fund, Conservative Allocation Fund and Growth Allocation Fund (“Investing Funds”), in accordance with their prospectus, seek to achieve their investment objectives by investing in other investment companies (“Underlying Funds”) with similar investment objectives. As a result, investors in the Investing Funds incur expenses of both the Investing Funds and Underlying Funds, including transaction costs related to the purchases and sales of Underlying Fund shares.

(6)	Investment Transactions

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2014, were as follows:

Fund	Purchases	Sales
Dividend Capture Fund	$241,352,116	$405,392,773
Global Select Markets Fund	15,690,978	41,167,449
Real Strategies Fund	17,914,973	74,776,461
Situs Fund	39,173,173	227,118,222
Balanced Allocation Fund	10,551,923	12,533,040
Conservative Allocation Fund	3,013,473	4,132,771
Growth Allocation Fund	6,436,191	6,704,555

There were no purchases or sales of long-term U.S. government obligations during the year ended December 31, 2014.

(7)	Foreign Investment Risk

Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have severe effect on security prices and impair the Fund’s ability to bring its capital or income back to the U.S. Exchange rate. Fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent, or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to government collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts, and financial reporting standards or regulatory requirements may not be comparable to those applicable to U.S. companies.

Annual Shareholder Report

(8)	Line of Credit

The Trust participates in a short-term credit agreement (“Line of Credit”) with Huntington. Prior to December 18, 2014, the Trust’s short-term credit agreement was with Citibank, N.A. Under the terms of the agreement, the Funds may borrow up to $30 million at an interest rate of LIBOR plus 135 basis points. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Huntington receives an annual facility fee of 0.125% on $30 million as well as an additional annual fee of 0.125% on any unused portion of the credit facility for providing the Line of Credit. Each Fund in the Trust pays a pro-rata portion of this facility fee, and unused fee, plus any interest on amounts borrowed. For the year ended December 31, 2014, the following Funds had borrowings under this Line of Credit or the previous agreement with Citibank, N.A.

Fund	Average Loan Balance	Weighted Average Interest Rate	Number of Days Outstanding(a)	Interest Expense Incurred	Maximum Loan Outstanding
Money Market Fund	$6,210,000	1.41%	5	$1,216	$10,000,000
U.S. Treasury Money Market Fund	9,676,069	1.51%	4	2	12,884,779
Dividend Capture Fund	4,000,000	1.41%	1	157	4,000,000
Global Select Markets Fund	1,277,176	1.44%	13	401	3,101,027
Real Strategies Fund	1,100,000	1.41%	10	430	2,000,000
Situs Fund	2,697,120	1.41%	70	7,055	9,590,322
Balanced Allocation Fund	3,688,679	1.41%	1	144	3,688,679
Conservative Allocation Fund	1,311,321	1.41%	1	51	1,311,321
Growth Allocation Fund	296,029	1.51%	1	—	296,029

(a)	Number of Days Outstanding represents the total days during the year ended December 31, 2014 that each Fund utilized the Line of Credit.

As of December 31, 2014, the Global Select Markets Fund had $3,101,027 and the Situs Fund had $906,701 in outstanding borrowings at an interest rate of 1.51% under this Line of Credit.

(9)	Subsequent Event

At a meeting of the Board of Trustees of the Trust held on October 30, 2014, the Trustees considered and approved the recommendation of the Advisor to dissolve and liquidate the Conservative Allocation Fund and Growth Allocation Fund on or about the close of business on March 6, 2015, pursuant to Plans of Liquidation.

(10)	Other Tax Information (unaudited)

For the year ended December 31, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2014 Form 1099-DIV.

For the year ended December 31, 2014, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Dividend Capture Fund	33.6%
Real Strategies Fund	57.6%
Situs Fund	72.8%
Balanced Allocation Fund	51.8%
Conservative Allocation Fund	27.0%
Growth Allocation Fund	58.0%

Annual Shareholder Report

Notes to Financial Statements (Continued)

For the taxable year ended December 31, 2014, the following percentage of ordinary income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deduction
Dividend Capture Fund	41.3%
Real Strategies Fund	54.9%
Situs Fund	69.8%
Balanced Allocation Fund	42.9%
Conservative Allocation Fund	18.1%
Growth Allocation Fund	51.1%

The Funds designate the following amounts as long-term capital gains distributions. The amounts designated may not agree with long term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares.

Fund	Long-Term Capital Gains Paid Amount
Dividend Capture Fund	$24,320,444
Global Select Market Fund	1,172,067
Situs Fund	87,111,278
Balanced Allocation Fund	648,944
Conservative Allocation Fund	119,725
Growth Allocation Fund	459,339

The Funds designated the following amounts as short term capital gain distributions:

Fund	Short-Term Capital Gains Paid Amount
U.S. Treasury Money Market Fund	$16,975
Dividend Capture Fund	12,596,945
Situs Fund	1,141,393
Balanced Allocation Fund	80,294
Conservative Allocation Fund	18,176
Growth Allocation Fund	79,076

Annual Shareholder Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of the Huntington Funds:

We have audited the accompanying statements of assets and liabilities of the Huntington Money Market Fund, Huntington U.S. Treasury Money Market Fund, Huntington Dividend Capture Fund, Huntington Global Select Markets Fund, Huntington Real Strategies Fund, Huntington Situs Fund, Huntington Balanced Allocation Fund, Huntington Conservative Allocation Fund, and Huntington Growth Allocation Fund (nine of the portfolios constituting The Huntington Funds, collectively referred to as the “Funds”), including the portfolios of investments, as of December 31, 2014 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Huntington Funds referred to above at December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio

February 26, 2015

Annual Shareholder Report

Supplemental Information (Unaudited)

Shareholder Expense Examples

Fund Expenses— As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees, distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period July 1, 2014 to December 31, 2014.

Actual Expenses—The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the “Actual” and “Hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value, July 1, 2014	Ending Account Value, December 31, 2014	Expenses Paid During Period(a)	Annualized Expense Ratio
Money Market Fund
Institutional Shares	Actual	$1,000.00	$1,000.10	$0.40	0.08%
	Hypothetical (b)	$1,000.00	$1,024.80	$0.41	0.08%
Class A Shares	Actual	$1,000.00	$1,000.10	$0.40	0.08%
	Hypothetical (b)	$1,000.00	$1,024.80	$0.41	0.08%
U.S. Treasury Money Market Fund
Institutional Shares	Actual	$1,000.00	$1,000.20	$0.15	0.03%
	Hypothetical (b)	$1,000.00	$1,025.05	$0.15	0.03%
Class A Shares	Actual	$1,000.00	$1,000.00	$0.30	0.06%
	Hypothetical (b)	$1,000.00	$1,024.90	$0.31	0.06%
Dividend Capture Fund
Institutional Shares	Actual	$1,000.00	$1,010.60	$4.46	0.88%
	Hypothetical (b)	$1,000.00	$1,020.77	$4.48	0.88%
Class A Shares	Actual	$1,000.00	$1,010.40	$5.73	1.13%
	Hypothetical (b)	$1,000.00	$1,019.51	$5.75	1.13%
Class C Shares	Actual	$1,000.00	$1,008.40	$8.25	1.63%
	Hypothetical (b)	$1,000.00	$1,016.99	$8.29	1.63%
Global Select Markets Fund
Institutional Shares	Actual	$1,000.00	$958.70	$6.91	1.40%
	Hypothetical (b)	$1,000.00	$1,018.15	$7.12	1.40%
Class A Shares	Actual	$1,000.00	$957.70	$8.14	1.65%
	Hypothetical (b)	$1,000.00	$1,016.89	$8.39	1.65%

Annual Shareholder Report

		Beginning Account Value, July 1, 2014	Ending Account Value, December 31, 2014	Expenses Paid During Period(a)	Annualized Expense Ratio
Real Strategies Fund
Institutional Shares	Actual	$1,000.00	$774.70	$4.65	1.04%
	Hypothetical (b)	$1,000.00	$1,019.96	$5.30	1.04%
Class A Shares	Actual	$1,000.00	$773.70	$5.77	1.29%
	Hypothetical (b)	$1,000.00	$1,018.70	$6.56	1.29%
Situs Fund
Institutional Shares	Actual	$1,000.00	$963.50	$5.15	1.04%
	Hypothetical (b)	$1,000.00	$1,019.96	$5.30	1.04%
Class A Shares	Actual	$1,000.00	$962.80	$6.38	1.29%
	Hypothetical (b)	$1,000.00	$1,018.70	$6.56	1.29%
Class C Shares	Actual	$1,000.00	$959.80	$8.84	1.79%
	Hypothetical (b)	$1,000.00	$1,016.18	$9.10	1.79%
Balanced Allocation Fund
Class A Shares	Actual	$1,000.00	$989.60	$3.51	0.70%
	Hypothetical (b)	$1,000.00	$1,021.68	$3.57	0.70%
Conservative Allocation Fund
Class A Shares	Actual	$1,000.00	$969.40	$3.47	0.70%
	Hypothetical (b)	$1,000.00	$1,021.68	$3.57	0.70%
Growth Allocation Fund
Class A Shares	Actual	$1,000.00	$999.30	$3.28	0.65%
	Hypothetical (b)	$1,000.00	$1,021.93	$3.31	0.65%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratios reflect reimbursement of expenses by the Fund’s Advisor for the period beginning July 1, 2014 to December 31, 2014. The “Financial Highlights” tables in the Fund’s financial statements, included in the report, also show the gross expense ratios, without such reimbursements.

(b)	Hypothetical assumes 5% annual return before expenses.

Annual Shareholder Report

Board of Trustees and Trust Officers (Unaudited)

Independent Trustees Background

Name Age Positions Held with Trust Date Service Began with Huntington Complex	Principal Occupation(s) During Past Five Years, Previous Position(s) and Other Directorships Held
Thomas J. Westerfield Age: 59 CHAIRMAN OF THE BOARD and TRUSTEE Began Serving: January 2001 and Chairman since February 2013

Principal Occupation(s): Chairman of the Board and Of Counsel, Dinsmore & Shohl LLP (law firm) (August 2005 to present).

Previous Position(s): Of Counsel, Cors & Bassett LLC (law firm) (1993-2005).

Other Directorships Held: Board Member, Huntington Strategy Shares.

Mark D. Shary Age: 54 TRUSTEE Began Serving: November 2010

Principal Occupation(s): Managing Director, ET Partner (consulting) (2008 to present); Private investor (2007 to present).

Previous Position(s): Chief Executive Officer and President, BestTransport.com, Inc. (2003 to 2007); President, Bostech Corporation (2000 to 2002).

Other Directorships Held: Board Member, Huntington Strategy Shares; Director, SafeWhite, hc1.com, Updox, MBA Focus, InnerApps, and Vantage Point Logistics (all private companies); Trustee, TechColumbus (non-profit); Director, Healthcare.com (1998-2000) (public company).

William H. Zimmer, III Age: 61 TRUSTEE Began Serving: December 2006

Principal Occupation(s): Chief Executive Officer, Cintel Federal Credit Union, (January 2011 to present); Consultant, WHZIII, LLC (January 2014 to present).

Previous Position(s): Consultant, WHZIII, LLC (March 2009 to January 2011); Assistant Treasurer, Dana Holding Corp. (September 2006 to February 2009) (manufacturing); Vice President and Manager, Global Treasury Management, National City Bank (January 2004 to March 2006); Vice President, Treasury Management Operations, Provident Bank (June 2003 to January 2004); Financial Consultant (April 2001 to June 2003).

Other Directorships Held: Board Member, Huntington Strategy Shares.

Officers(a)

Name Age Positions Held with Trust Address Date Service Began with Huntington Complex	Principal Occupation(s) and Previous Position(s)
Joseph L. Rezabek Age: 45 PRESIDENT 37 West Broad Street Columbus, OH 43215 Began Serving: February 2013

Principal Occupation(s): President, Huntington Asset Services, Inc. (“HASI”) (March 2012 to present); President, Huntington Strategy Shares (February 2013 to present).

Previous Position(s): Managing Director and Head of Fund Services, Citi (2006 to 2012); Chief Operating Officer (Milan, Italy), State Street Corporation (1999 to 2006).

R. Jeffrey Young Age: 50 CHIEF EXECUTIVE OFFICER 37 West Broad Street Columbus, OH 43215 Began Serving: February 2010

Principal Occupation(s): Senior Vice President, HASI (January 2010 to present); Chief Executive Officer, Huntington Strategy Shares (November 2010 to present); Chairman of the Board, Valued Advisers Trust (June 2010 to present); Chief Executive Officer and President, Valued Advisers Trust (January 2010 to present); Chairman of the Board, Capitol Series Trust (September 2013 to present).

Previous Position(s): President and Chief Executive Officer, Dreman Contrarian Funds (March 2011 to February 2013); Independent Chair, Valued Advisers Trust (August 2008 to January 2010); Managing Director, WealthStone (2007 to 2009); Senior Vice President, Operations, BISYS Fund Services (2006 to 2007); Senior Vice President/Vice President, Client Services, BISYS Fund Services (1994 to 2006).

Annual Shareholder Report

Name Age Positions Held with Trust Address Date Service Began with Huntington Complex	Principal Occupation(s) and Previous Position(s)
Martin R. Dean Age: 51 ANTI-MONEY LAUNDERING OFFICER AND CHIEF COMPLIANCE OFFICER 37 West Broad Street Columbus, OH 43215 Began Serving: July 2013

Principal Occupation(s): Senior Vice President and Compliance Group Manager, HASI (July 2013 to present); Anti-Money Laundering Officer and Chief Compliance Officer, Huntington Strategy Shares (July 2013 to present).

Previous Position(s): Director and Fund Accounting and Fund Administration Product Manager, Citi (2008 to June 2013); Senior Vice President/Vice President, Fund Administration, Citi (formerly, BISYS Fund Services) (May 1994 to 2008).

Matthew J. Miller Age: 38 VICE PRESIDENT 2960 N. Meridian St., Ste 300 Indianapolis, IN 46208 Began Serving: February 2010	Principal Occupation(s): Vice President, Relationship Management, HASI (2008 to present). Previous Position(s): Vice President, Transfer Agency Operations, HASI (2002 to 2008).
Bryan W. Ashmus Age: 42 TREASURER 37 West Broad Street Columbus, OH 43215 Began Serving: November 2013

Principal Occupation(s): Vice President, Financial Administration, HASI (September 2013 to present); Principal Financial Officer and Treasurer, Valued Advisers Trust (December 2013 to present); Treasurer, Huntington Strategy Shares (November 2013 to present).

Previous Position(s): Vice President, Fund Administration, Citi Fund Services, Ohio, Inc. (May 2005 to September 2013).

Jay S. Fitton Age: 44 SECRETARY 3805 Edwards Road Cincinnati, OH 45209 Began Serving: February 2012

Principal Occupation(s): Vice President of Legal Administration, HASI (November 2011 to present); Secretary, Huntington Strategy Shares (October 2012 to present).

Previous Position(s): Vice President and Senior Counsel, J.P. Morgan Chase (April 2007 to November 2011).

(a)	Officers do not receive any compensation from the Trust.

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 800-253-0412 to request a copy of the SAI or to make shareholder inquiries.

Annual Shareholder Report

Investment Contract Review Disclosure (Unaudited)

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AGREEMENTS FOR THE HUNTINGTON FUNDS (the “Funds”)

The Board of Trustees is responsible for determining whether to approve the Funds’ investment advisory agreements. At a meeting held on August 19, 2014, the Board unanimously approved the investment advisory agreements (the “Advisory Agreements”) between Huntington Asset Advisors, Inc. (the “Advisor”) and the Funds. Pursuant to the Advisory Agreements between the Advisor and the Funds, the Advisor provides advisory services to the Funds.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each of the Advisory Agreements, the Board, including a majority of the independent Trustees, considered many factors, the most significant of which were: (1) the nature of the services provided to the Funds by the Advisor in relation to the advisory fees; (2) the individual performance of the Funds; (3) the Advisor’s costs and the profits realized through providing the Funds with advisory services; (4) whether the Advisor has realized or may realize economies of scale in providing services to the Funds and, if so, whether these economies are shared with the Funds; and (5) a comparison of the fees and performance of comparable funds.

Nature, Extent and Quality of Services in Relation to the Advisory Fees—In considering the nature, extent and quality of the services provided by the Advisor, the Board reviewed information relating to the Advisor’s operations and personnel. Among other things, the Advisor provided descriptions of its organizational and management structure, biographical information on its supervisory and portfolio management staff on a fund-by-fund basis, and financial information. The Trustees also took into account the financial condition of the Advisor with respect to its ability to provide the services required under the Advisory Agreements. The Board determined that the nature, extent and quality of the services provided by the Advisor, in relation to the advisory fees, were acceptable.

Individual Performance of the Funds—The Board reviewed the Funds’ short-term and long-term performance records and the Advisor’s management styles in relation to comparable funds and appropriate benchmarks. The Board noted that it reviews detailed information about the Funds’ performance on a quarterly basis. The Board also reviewed various comparative data for each of the Funds provided to them in connection with their consideration of the renewal of the Advisory Agreements, including, among other information, each Fund’s performance compared to similar funds based on information provided by Lipper Inc. (“Lipper”) for the one-, three-, five and ten-year periods, as applicable, ending March 31, 2014, as well as each Fund’s performance compared to its benchmark index for the one-, three-, five-, and ten-year and since-inception periods, as applicable, ending March 31, 2014.

Advisor’s Costs and the Profits Realized Through Providing the Funds With Advisory Services—In considering the reasonableness of the advisory fees, the Board reviewed information provided by the Advisor setting forth all revenues and other benefits, both direct and indirect, received by the Advisor and its affiliates attributable to managing each of the Funds individually, the cost of providing such services and the resulting profitability to the Advisor and its affiliates from these relationships. The Trustees determined that the profitability of the Advisor was acceptable in relation to the nature and quality of services provided to the Funds. The Board took into consideration the Advisor’s agreement with the Trust with respect to the Huntington Real Strategies Fund and Huntington Situs Fund, whereby the Advisor agreed to waive all or a portion of its advisory fee in order to limit each Fund’s total annual fund operating expenses through April 30, 2015. The Board also considered the Advisor’s agreement with the Trust with respect to the Huntington Dividend Capture Fund, whereby the Advisor agreed to waive all or a portion of its advisory fee in order to limit the Fund’s total annual fund operating expenses through April 30, 2016. The Board also considered the Advisor’s agreement with the Trust with respect to the Huntington Global

Annual Shareholder Report

Select Markets Fund, whereby the Advisor agreed to waive all or a portion of its advisory fee in order to limit the Fund’s total annual fund operating expenses through April 30, 2017. The Board also took into consideration the Advisor’s agreement with the Trust with respect to the Huntington Balanced Allocation Fund, Huntington Conservative Allocation Fund and Huntington Growth Allocation Fund (the “Allocation Funds”), whereby the Advisor agreed to waive all or a portion of its advisory fee in order to limit each Allocation Fund’s total annual fund operating expenses through April 30, 2015. In addition, the Board considered that, with respect to the Huntington Money Market Fund (“Money Market Fund”), the Advisor voluntarily agreed to waive or reimburse all or a portion of its advisory fee. The Board also considered that the Advisor entered into an agreement with the Trust on behalf of the Huntington U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”) whereby the Advisor agreed to waive or reimburse all or a portion of its advisory fee in order to limit the Fund’s total operating expenses through April 30, 2015. In addition, the Board considered the Advisor’s agreement with the Money Market Fund and U.S. Treasury Money Market Fund, whereby the Advisor agreed to waive all or a portion of its investment advisory fee and/or reimburse certain operating expenses of the Funds to the extent necessary to ensure that Money Market Fund maintains a positive yield of at least 0.01% and that the U.S. Treasury Money Market Fund maintains a positive yield of at least 0.00%.

Economies of Scale in Providing Services to the Funds and Whether These Economies Are Shared With the Funds—The Board also considered the effect of the Funds’ growth and size on their performance and fees. The Board noted that, with the exception of the Allocation Funds and the Huntington U.S. Treasury Money Market Fund, all of the Funds’ Advisory Agreements reflect the implementation of investment advisory fee breakpoints for the Funds. The Board further noted that the administration fee charged to all Funds included fee breakpoints, which allowed the Funds to realize economies of scale as the assets of the Funds increased over time.

Comparison of the Fees and Performance of Comparable Funds—With respect to the Funds’ performance and fees, the Board considered comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board used Lipper peer group information provided by Strategic Insight, Inc. with respect to its comparable fee and performance analysis for the Funds. The Board considered that the data for the fee and performance analysis was generated on an aggregate portfolio level since not all Funds offer the same types of share classes. The Board noted that the Advisor does not provide services to other accounts. The Board also considered updated fee and expense information from management which reflected the impact of certain waivers and reimbursements.

Other Considerations—The Board also requests and receives substantial and detailed information about the Funds and the Advisor on a regular basis. The Advisor provides much of this information at each regular meeting of the Board and furnishes additional reports in connection with the Board’s formal review of the Advisory Agreements. The Board may also receive information between regular meetings relating to particular matters as the need arises. The Board’s evaluation of the Advisory Agreements is informed by reports covering such matters as: the Advisor’s investment philosophy, personnel, and processes; operating strategies; the Funds’ short- and long term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitive funds and/or other benchmarks, as appropriate) and comments on reasons for performance. The Board also considered reports concerning the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Funds’ portfolio securities; the nature and extent of the advisory and other services provided to the Funds by the Advisor and its affiliates; compliance and audit reports

Annual Shareholder Report

Investment Contract Review Disclosure (Unaudited) (Continued)

concerning the Funds (including communications from regulatory agencies), as well as the Advisor’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Funds and the Advisor are responding to them.

The Board based its decision to approve the Advisory Agreements on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to each of the Funds, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board’s decision to approve the Advisory Agreements reflects its determination that the Advisor’s performance and actions provide an acceptable basis to support the decision to continue the existing arrangements.

While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decisions. In each case, the Board concluded that the Funds’ performance was acceptable and expenses were reasonable in light of the quality and nature of services provided by the Advisor and its affiliates.

I.	HUNTINGTON MONEY MARKET FUNDS

Huntington Money Market Fund

Among other data considered, the Board noted that the Fund was equal to the average and median of its Lipper peer group for the one-year period ended March 31, 2014, and underperformed the average and was equal to the median of its Lipper peer group for the three-year period ended March 31, 2014. The Board also noted that the Fund underperformed the average and median of its Lipper peer group for the five-year period ended March 31, 2014 and outperformed the average and was equal to the median of its Lipper peer group for the ten-year period ended March 31, 2014. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board noted that the Fund’s combined advisory/administrative fee was above the average and median of its Lipper peer group. The Board noted that total net expenses were below the average and median of its Lipper peer group.

Huntington U.S. Treasury Money Market Fund

Among other data considered, the Board noted that the Fund outperformed the average and median of its Lipper peer group for the one-, three- and five-year periods ended March 31, 2014. The Board also noted that the Fund outperformed the average and underperformed the median of its Lipper peer group for the ten-year period ended March 31, 2014. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board took into consideration the Advisor’s agreement to waive all or a portion of its advisory fee and/or reimburse operating expenses of the Fund and noted that the Fund’s combined advisory/administrative fee was above the average and median of its Lipper peer group. The Board noted that total net expenses were below the average and above the median of its Lipper peer group.

II.	HUNTINGTON EQUITY FUNDS

Huntington Dividend Capture Fund

Among other data considered, the Board noted that the Fund underperformed the median and average of its Lipper peer group for the one-, three-, five- and ten-year periods ended March 31, 2014. The Board also noted that the Fund underperformed its benchmark index for the one-, three-, five and ten-year periods ended March 31, 2014, and outperformed its benchmark index for the since-inception period ended March 31, 2014. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board took into consideration the Advisor’s agreement to waive all or a portion of its advisory fee and/or reimburse operating expenses of the Fund, and noted that the Fund’s combined

Annual Shareholder Report

advisory/administrative fee and total net expenses were above the average and median of its Lipper peer group, respectively. The Board took into account the Advisor’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance, and management’s continued close monitoring of the Fund’s performance.

Huntington Global Select Markets Fund

Among other data considered, the Board noted that the Fund outperformed the average and median of its Lipper peer group for the one- and three-year periods ended March 31, 2014. The Board noted that the Fund outperformed its benchmark index for the one- and three-year periods ended March 31, 2014, and underperformed its benchmark index for the since-inception period ended March 31, 2014. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board took into consideration the Advisor’s agreement to waive all or a portion of its advisory fee and/or reimburse operating expenses of the Fund and noted that the Fund’s combined advisory/administrative fee was below the average and above the median of its Lipper peer group. The Board noted that total net expenses were above the average and median of its Lipper peer group.

Huntington Real Strategies Fund

Among other data considered, the Board noted that the Fund underperformed the average and median of its Lipper peer group for the one-year period ended March 31, 2014, and outperformed the average and median of its Lipper peer group for the three- and five-year periods ended March 31, 2014. The Board also noted that the Fund outperformed its benchmark index for the one-, three- and five-year and since-inception periods ended March 31, 2014. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board took into consideration the Advisor’s agreement to waive all or a portion of its advisory fee and/or reimburse operating expenses of the Fund and noted that the Fund’s combined advisory/administrative fee was below the average and at the median of its Lipper peer group. The Board noted that the Fund’s total net expenses were below the average and median of its Lipper peer group.

Huntington Situs Fund

Among other data considered, the Board noted that the Fund underperformed the average and median of its Lipper peer group for the one-year period ended March 31, 2014, and outperformed the average and median of its Lipper peer group for the three-, five- and ten- year periods ended March 31, 2014. The Board also noted that the Fund underperformed its benchmark index for the one-, three- and five-year periods ended March 31, 2014, and outperformed its benchmark index for the ten-year and since-inception periods ended March 31, 2014. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board took into consideration the Advisor’s agreement to waive all or a portion of its advisory fee and/or reimburse operating expenses of the Fund and noted that the Fund’s combined advisory/administrative fee and total net expenses were above the average and median of its Lipper peer group, respectively. The Board took into account the Advisor’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance, and management’s continued close monitoring of the Fund’s performance.

III.	HUNTINGTON ASSET ALLOCATION FUNDS

Huntington Balanced Allocation Fund

Among other data considered, the Board noted that the Fund underperformed the average and median of its Lipper peer group for the one- and three-year periods ended March 31, 2014. The Board also noted that the Fund underperformed its benchmark index for the one- and three-year and since-inception periods ended March 31, 2014. The Board also considered the Fund’s advisory fee and total expenses,

Annual Shareholder Report

Investment Contract Review Disclosure (Unaudited) (Continued)

which included the administrative fee. The Board took into consideration the Advisor’s agreement to waive all or a portion of its advisory fee and/or reimburse operating expenses of the Fund and noted that the Fund’s combined advisory/administrative fee was below the average and above the median of its Lipper peer group. The Board noted that total net expenses were below the average and median of its Lipper peer group. The Board took into account the Advisor’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance, and management’s continued close monitoring of the Fund’s performance.

Huntington Conservative Allocation Fund (a)

Among other data considered, the Board noted that the Fund underperformed the average and median of its Lipper peer group for the one- and three-year periods ended March 31, 2014. The Board also noted that the Fund outperformed its benchmark index for the one-year period ended March 31, 2014, and underperformed its benchmark index for the three-year period ended March 31, 2014. In addition, the Board noted that the Fund’s performance was equal to its benchmark index for the since-inception period ended March 31, 2014. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board took into consideration the Advisor’s agreement to waive all or a portion of its advisory fee and/or reimburse operating expenses of the Fund and noted that the Fund’s combined advisory/administrative fee was below the average and above the median of its Lipper peer group. The Board noted that total net expenses were above the average and median of its Lipper peer group. The Board took into account the Advisor’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance, and management’s continued close monitoring of the Fund’s performance.

Huntington Growth Allocation Fund (a)

Among other data considered, the Board noted that the Fund underperformed the average and median of its Lipper peer group for the one- and three-year periods ended March 31, 2014. The Board also noted that the Fund underperformed its benchmark index for the one- and three-year and since-inception periods ended March 31, 2014. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board took into consideration the Advisor’s agreement to waive all or a portion of its advisory fee and/or reimburse operating expenses of the Fund and noted that the Fund’s combined advisory/administrative fee and total net expenses were below the average and median of its Lipper peer group, respectively. The Board took into account the Advisor’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance, and management’s continued close monitoring of the Fund’s performance.

(a)	The Conservation Allocation Fund and Growth Allocation Fund are scheduled for liquidation on March 6, 2015.

Annual Shareholder Report

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios, as well as a record of how the Funds voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling 1-800-253-0412 or at www.huntingtonfunds.com. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on “Form N-Q.” These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (call 202-551-8090 for information on the operation of the Public Reference Room.) You may also access this information at www.huntingtonfunds.com by selecting “Form N-Q.” The Huntington National Bank, a subsidiary of Huntington Bancshares, Inc., is the Custodian of The Huntington Funds. Huntington Asset Services, Inc. serves as the Administrator, Transfer Agent and Fund Accountant and is affiliated with the Huntington National Bank. Additionally, Brown Brothers Harriman & Co. is the Sub-Custodian of certain of the Funds. Huntington Asset Advisors, Inc., a subsidiary of the Huntington National Bank, serves as Investment Advisor to the Funds. Unified Financial Securities, Inc. serves as the Distributor of The Huntington Funds and is affiliated with the Huntington National Bank.

Mutual funds, including money market funds, are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

The S&P 500 Index®, S&P Goldman Sachs Commodity Index®, S&P SmallCap 600 Index® and S&P MidCap 400 Index® are products of S&P Dow Jones Indices LLX (“SPDJI”), and have been licensed for use by Huntington Asset Advisors, Inc. Standard and Poor’s® and S&P® are registered trademarks of Standard and Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Huntington Funds are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and none of such parties make any representations regarding the advisability of investing in Huntington Funds nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index®, S&P SmallCap 600 Index® and S&P MidCap 400 Index®.

Huntington Shareholder Services: 800-253-0412	27057 12/14

Annual Shareholder Report

DECEMBER 31, 2014

EQUITY FUNDS

Huntington VA Dividend Capture Fund

Huntington VA International Equity Fund

Huntington VA Situs Fund

Huntington

VA Dividend Capture Fund

Management’s Discussion of Fund Performance

Portfolio Managers:

Kirk Mentzer, MBA Director of Fund Research	Peter Sorrentino, CFA Senior Vice President

Average Annual Total Return for the Period Ended 12/31/14
1 Year	10.16%
3 Year	13.78%
5 Year	12.67%
10 Year	6.36%

Expense Ratio
0.99%

The above expense ratio is from the Fund’s prospectus dated April 30, 2014. Huntington Asset Advisors, Inc. (the “Advisor”) has contractually agreed to waive all or a portion of its investment advisory fee (based on average daily net assets) and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 0.99% of the Fund’s daily net assets through April 30, 2015.

The graph above illustrates the hypothetical investment of $10,000(a) in the Huntington VA Dividend Capture Fund from December 31, 2004 to December 31, 2014, compared to the S&P 500 Value, S&P 500 and DCIB.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Additional information pertaining to the Fund’s expense ratio as of December 31, 2014 can be found in the financial highlights. For the fiscal year ended December 31, 2014, Fund shares were available only through variable annuity contracts or variable life insurance policies offered by participating insurance companies. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

(a)	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 Value, S&P 500 and DCIB have been adjusted to reflect reinvestment of dividends on securities in the indices.

The composition of the Fund’s holdings is subject to change.

For the fiscal year ended December 31, 2014, the Huntington VA Dividend Capture Fund (“Fund”) reported a total return of 10.16% based on net asset value. The Fund underperformed relative to the 12.36% total return of the Standard & Poor’s 500 Value Index® (“S&P 500 Value”)(b), its benchmark, and the 13.69% total return of the Standard & Poor’s 500 Index® (“S&P 500”)(b), its previous benchmark for the same period. The Fund underperformed its benchmark by 2.20%. The Fund underperformed relative to the 16.74% total return of the Dividend Capture Indices Blend (“DCIB”)(c) for the same period.

The Fund is managed using our top-down style and portfolio construction techniques, which are aimed at producing a high level of stable income and low volatility by investing in three distinct asset classes highlighted below:

¢

Value-Style Common Stocks: Domestic equity market returns were nearly zero for the year in early October, but managed to rally during the fourth quarter to produce strong gains for all of 2014. Seasonal factors, improving economic growth (US), low inflation, plentiful liquidity and plummeting oil prices and bond yields all factored prominently into rising stock markets. Stocks as measured by the S&P 500 Value ended the year with a 12.36% total return. The Fund was overweight common stocks for the entire period versus the DCIB unmanaged custom index. Within this class, sector allocation subtracted 83 basis points and security selection detracted 299 basis points from performance. As a result, the common stocks in the Fund underperformed the overall market. The Fund’s common stock total return for 2014 was 7.84% trailing the S&P 500 Value for the year. The three largest positive contributors to performance were: Intel Corp. (+0.76%), Hawaiian Electric Industries, Inc. (+0.72%) and Cisco Systems, Inc. (+0.70%). The three largest detractors were: Noble Corporation PLC (-0.66%), Marathon Oil Corp. (-0.40%) and International Business Machines Corp. (-0.36%).

¢

Real Estate Investment Trusts (REITs)(d): Falling interest rates helped propel REIT markets in 2014, making them the best performing asset class. The Fund’s REIT holdings produced a total return of 26.77%, which slightly underperformed the benchmark NAREIT Index total return of 27.20%. The three largest positive contributors to performance were: Camden Property Trust (+2.55%), Lexington Realty Trust (+2.50%) and Highwoods Properties, Inc. (+2.42%). The three largest detractors were Ramco-Gershenson Properties Trust (-0.05%), CBL & Associates Properties, Inc. (-0.01%) and Healthcare Realty Trust Inc. (-0.01%), which were sold during the year.

¢

Preferred Stocks(e): Declining yields likewise gave preferred stocks a tail wind for the year, making it second best performing asset class of the Fund. The Fund’s preferred share holdings produced a total return of 16.18%, which outperformed the benchmark BofA Merrill Lynch U.S. Preferred Stock Fixed Rate Index total return of 15.44%. The three largest positive contributors to performance were: PS Business Parks, Series S, 6.45% (+0.42%), BB&T Corp., 5.85% (+0.38%) and Charles Schwab Corp., Series B, 6.00% (+0.37%). The three largest underperforming issues were: Vornado Realty LP, 7.875% (+0.01%), Ameriprise Financial, Inc., 7.75% (+0.01%) and NextEra Energy Capital Holdings, Inc., Series F, 8.75% (Called at 100%) (0.00%), which were sold during the year.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

(b)

Effective 11/18/2014, the VA Dividend Capture Fund’s benchmark was updated from the S&P 500 Index® to the S&P 500 Value Index® as it was determined to more closely reflect the investment strategy of the Fund. The S&P 500 Index® is an unmanaged index generally representing the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 Value Index® is an unmanaged market-capitalization-weighted index consisting of those stocks within the S&P 500 Index® that exhibit strong value characteristics. It uses a numerical ranking system based on four value factors and three growth factors to determine the constituents and their weightings. Investments cannot be made in an index.

(c)	The DCIB is a custom, blended index comprised of the following three indices with their noted respective weightings: S&P 500 Value Index (40%), Merrill Lynch Fixed Rate Preferred Index (40%) and NAREIT Index (20%). This custom, blended index and its respective weightings are reflective of the Fund’s sector diversification. Indices are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an Index.

(d)	REIT returns represented by the NAREIT Index. The NAREIT Index represents returns for the National Association of Real Estate Investment Trust Equity Index. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an Index.

(e)	Preferred returns represented by BofA Merrill Lynch U.S. Preferred Stock Fixed Rate Index.

There are no guarantees that dividend paying stocks will continue to pay dividends. In addition, dividend paying stocks may not experience the same capital appreciation potential as non-dividend paying stocks.

For a full discussion of the principal investment risks of investing in this fund, please see the Fund’s prospectus.

H U N T I N G T O N      F U N D S

1

Huntington

VA International Equity Fund

Management’s Discussion of Fund Performance

Portfolio Managers:

Paul W. Attwood, CFA Senior Vice President	Martina Cheung, CFA, MBA Vice President

Average Annual Total Return for the Period Ended 12/31/14
1 Year	(6.63)%
3 Year	9.38%
5 Year	4.79%
10 Year	5.15%

Expense Ratio
Gross	1.03%
With Contractual Waivers	1.00%

The above expense ratios are from the Fund’s prospectus dated April 30, 2014. Huntington Asset Advisors, Inc. (the “Advisor”) has contractually agreed to waive all or a portion of its investment advisory fee (based on average daily net assets) and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 0.98% of the Fund’s daily net assets through April 30, 2015.

The graph above illustrates the hypothetical investment of $10,000(a) in the Huntington VA International Equity Fund from December 31, 2004 to December 31, 2014, compared to the MSCI-EAFE.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Additional information pertaining to the Fund’s expense ratio as of December 31, 2014 can be found in the financial highlights. For the fiscal year ended December 31, 2014, Fund shares were available only through variable annuity contracts or variable life insurance policies offered by participating insurance companies. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

For the fiscal year ended December 31, 2014, the Huntington VA International Equity Fund (“Fund”) produced a total return of -6.63% based on net asset value. The Fund underperformed relative to the -4.90% total return of the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI-EAFE”)(b), its benchmark, for the same time period. The Fund underperformed the benchmark by -1.73%.

One of the primary factors that produced the underperformance of the Fund relative to its benchmark was the Fund’s exposure to both French and German equities, which had a weak 2014 due to economic growth concerns. With the exception of a few countries, most members of the MSCI-EAFE declined for the year. The Fund’s overweight exposure in the Healthcare sector was beneficial, but the relative overweight in the Industrials sector negatively affected performance.

Once again, the weakest performing sectors were Materials and Energy. Energy stocks had a particularly big decline in the fourth quarter as oil prices collapsed. The three stocks that contributed the most to performance were Murata Manufacturing (a Japanese technology company), Celgene Corp. (a US based healthcare company) and Novartis AG (a Swiss based pharmaceutical company). Their combined contribution to performance was 1.77%. The three stocks that detracted the most from performance were Rolls Royce PLC (a UK based industrial company), Svenska Cellulosa Aktiebolaget (a Swedish consumer company) and Stada Arzneimitte (a German based healthcare company). Their total negative contribution to performance amounted to 2%.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

The composition of the Fund’s holdings is subject to change.

(a)	The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE has been adjusted to reflect reinvestment of all dividends on securities in the index.

(b)	The MSCI-EAFE is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

International investing involves special risks including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more than the prices of securities in developed countries and currency risk and political risks are accentuated in emerging markets.

For a full discussion of the principal investment risks of investing in this fund, please see the Fund’s prospectus.

2

Huntington

VA Situs Fund

Management’s Discussion of Fund Performance

Portfolio Managers:

B. Randolph Bateman, CFA Chief Investment Officer	Kirk Mentzer, MBA Director of Fund Research

Average Annual Total Return for the Period Ended 12/31/14
1 Year	(2.06%)
3 Year	16.58%
5 Year	15.27%
10 Year	8.08%

Expense Ratio
0.94%

The above expense ratio is from the Fund’s prospectus dated April 30, 2014. Huntington Asset Advisors, Inc. (the “Advisor”) has contractually agreed to waive all or a portion of its investment advisory fee (based on average daily net assets) and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.00% of the Fund’s daily net assets through April 30, 2015.

The graph above illustrates the hypothetical investment of $10,000(a) in the Huntington VA Situs Fund from December 31, 2004 to December 31, 2014, compared to the S&P 600 and the S&P 400.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Additional information pertaining to the Fund’s expense ratio as of December 31, 2014 can be found in the financial highlights. For the fiscal year ended December 31, 2014, Fund shares were available only through variable annuity contracts or variable life insurance policies offered by participating insurance companies. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

For the fiscal year ended December 31, 2014, the Huntington VA Situs Fund (“Fund”) reported a total return of -2.06%, based on net asset value. The Fund underperformed relative to the 5.76% total return of the Standard and Poor’s SmallCap 600 Index® (“S&P 600®”)(b), its benchmark, and the 9.77% total return of the Standard and Poor’s MidCap 400 Index® (“S&P 400”)(b) for the same period. The Fund underperformed the benchmark by -7.82%.

During the year, the Huntington VA Mid Corp America Fund was merged into the Fund. Much of the portfolio structure underperformance was as a result of the integration of the VA Mid Corp America Fund as its capitalization has always been benchmarked to the Mid Cap marketplace. The Huntington VA Situs Fund’s underperformance was primarily the result of certain stocks that fell along with the drop in the price of oil. With overproduction and a commitment by OPEC to maintain current production levels, oil prices fell precipitously during the final quarter of 2014 and GeoSpace Technologies and Carbo Ceramics were both heavily impacted by the energy price change.

One of the major drivers of performance from a stock selection perspective was TASER, which rose 1.96% during the fourth quarter and had been a minor holding until early autumn. However, the Fund made a major commitment to the holding following the events in Ferguson, Missouri. In the aftermath of the incident, a large number of police departments made commitments to TASER’s body cameras. This was duplicated internationally and the stock rose accordingly. Currently the company is the largest single holding of the Fund. In addition to TASER, four other companies moved into the top ten holdings of the Fund. Watts Water, South State Bank, Sanderson Farms and Tyler Technologies were among the major structural changes in the Fund’s efforts to expand into earnings driven corporations for the coming quarters.

The markets in 2014 were primarily impacted by activities surrounding the monetary policies of the Federal Reserve System (“Fed”), international turmoil, the Ebola virus scare and the change in Congressional makeup. The Fed ended its QE monetary policy in October and the markets handled the news in stride. In fact, much of the performance of the markets for the entire year occurred following the Fed’s withdrawal from its bond purchase program. This was particularly evident in the S&P 600®, which was down 3.74% for the first nine months of the year then recovered with a 9.83% rebound in the fourth quarter, allowing the index to increase 5.76% for the entire year.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

The composition of the Fund’s holdings is subject to change.

(a)	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 600 and S&P 400 have been adjusted to reflect reinvestment of all dividends on securities in the index.

(b)	The S&P 600 is a capitalization-weighted index representing all major industries in the small-cap range of the U.S. stock market. The S&P 400 is a capitalization-weighted index comprised of common stocks representing all major industries in the mid-range of the U.S. stock market. The indices are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

International investing involves special risks, including currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards.

Small company stocks may be less liquid and subject to greater price volatility than large company stocks.

Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified. In addition, the Fund may be subject to specific risks of the information technology sector, such as obsolescence.

For a full discussion of the principal investment risks of investing in this fund, please see the Fund’s prospectus.

H U N T I N G T O N      F U N D S

3

Huntington VA Dividend Capture Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2014

Asset Allocation	Percentage of Market Value
Financials	32.2%
Real Estate Investment Trusts	14.4%
Energy	8.6%
Information Technology	6.9%
Health Care	6.7%
Industrials	6.2%
Consumer Staples	5.9%
Utilities	3.9%
Exchange-Traded Funds	3.8%
Cash(a)	2.8%
Consumer Discretionary	2.7%
Telecommunication Services	2.5%
Materials	2.0%
Short-Term Securities Held as Collateral for Securities Lending	1.4%

Total	100.0%

(a)	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2014, percentages in the table above are based on total investments. Such total investments may differ from the percentage set forth below in the Portfolio of Investments which are computed using the Fund’s net assets.

The Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2014

Shares		Fair Value

	Common Stocks — 68.9%
	Consumer Discretionary — 2.8%
1,750	Comcast Corp., Class A	$101,518
10,000	Ford Motor Co.	155,000
12,000	International Game Technology	207,000
1,750	McDonalds Corp.	163,975
4,250	Starwood Hotels & Resorts Worldwide, Inc.	344,547

		972,040

	Consumer Staples — 6.0%
12,750	Campbell Soup Co.	561,000
2,500	Colgate-Palmolive Co.	172,975
6,750	Flowers Foods, Inc.	129,533
6,300	Kellogg Co.	412,272
3,750	Kimberly-Clark Corp.	433,275
3,500	Philip Morris International, Inc.	285,075
1,500	Wal-Mart Stores, Inc.	128,820

		2,122,950

	Energy — 8.7%
5,500	ConocoPhillips	379,830
5,400	Enterprise Products Partners LP	195,048
10,000	Exxon Mobil Corp.	924,500
12,000	Marathon Oil Corp.	339,480
5,950	Murphy Oil Corp.	300,594
15,000	Noble Corp. PLC	248,550
4,750	Occidental Petroleum Corp.	382,897
5,500	Peabody Energy Corp. (a)	42,570
7,750	Suncor Energy, Inc.	246,295

		3,059,764

Shares		Fair Value

	Financials — 15.4%
40,750	Apollo Investment Corp. (b)	$302,365
8,500	Ares Capital Corp. (b)	132,643
7,000	Bank of Nova Scotia/The	399,560
2,800	BB&T Corp.	108,892
7,250	Eaton Vance Corp.	296,742
33,250	Fulton Financial Corp.	410,970
3,625	Healthcare Trust of America, Inc.	97,658
9,950	JPMorgan Chase & Co.	622,671
14,000	Northern Trust Corp., Series C	350,700
4,750	Royal Bank of Canada	328,082
14,750	TCF Financial Corp.	234,378
6,250	Toronto-Dominion Bank/The	298,625
3,000	Travelers Cos., Inc./The	317,550
8,500	U.S. Bancorp	382,075
10,500	Unum Group	366,240
7,250	Waddell & Reed Financial, Inc., Class A	361,195
7,584	Wells Fargo & Co.	415,755

		5,426,101

	Health Care — 6.7%
3,450	AbbVie, Inc.	225,768
5,750	Baxter International, Inc.	421,417
750	Becton, Dickinson and Co.	104,370
4,750	GlaxoSmithKline PLC ADR	203,015
2,350	Johnson & Johnson	245,740
2,500	Medtronic, Inc.	180,500

(See notes which are an integral part of the Financial Statements)

4

Huntington VA Dividend Capture Fund

Portfolio of Investments (continued)

December 31, 2014

Shares		Fair Value

	Common Stocks — (continued)
	Health Care — (continued)
7,250	Merck & Co., Inc.	$411,727
18,700	Pfizer, Inc.	582,505

		2,375,042

	Industrials — 4.6%
7,750	ADT Corp./The (a)	280,783
2,350	CSX Corp.	85,141
34,750	General Electric Co.	878,132
3,500	United Parcel Service, Inc., Class B	389,095

		1,633,151

	Information Technology — 7.0%
2,250	Accenture PLC, Class A	200,948
8,500	CA, Inc.	258,825
14,500	Cisco Systems, Inc.	403,317
12,700	Intel Corp.	460,883
1,750	International Business Machines Corp.	280,770
7,000	Microchip Technology, Inc.	315,770
3,750	Paychex, Inc.	173,138
8,750	Symantec Corp.	224,481
3,750	Xilinx, Inc.	162,338

		2,480,470

	Materials — 2.0%
9,000	Bemis Co., Inc.	406,890
6,750	Sonoco Products Co.	294,975

		701,865

	Real Estate Investment Trusts — 9.6%
5,250	Camden Property Trust	387,660
9,500	Equity One, Inc.	240,920
9,000	HCP, Inc.	396,270
7,000	Highwoods Properties, Inc.	309,960
9,250	Kimco Realty Corp.	232,545
33,750	Lexington Realty Trust	370,575
34,242	Medical Properties Trust, Inc.	471,855
28,250	Piedmont Office Realty Trust, Inc. (a)	532,230
20,250	Retail Properties of America, Inc.	337,972
2,750	UDR, Inc.	84,755

		3,364,742

	Telecommunication Services — 2.1%
12,250	AT&T, Inc.	411,477
7,140	Verizon Communications, Inc.	334,009

		745,486

	Utilities — 4.0%
13,250	CenterPoint Energy, Inc.	310,447
15,000	Hawaiian Electric Industries, Inc.	502,200
21,250	Questar Corp.	537,200
1,000	TransCanada Corp.	49,100

		1,398,947

	Total Common Stocks (Cost $21,963,613)	24,280,558

	Preferred Stocks — 24.3%
	Financials — 17.2%
15,000	Allstate Corp./The, 5.100%	379,950
12,500	American Financial Group, Inc., 7.000%	324,375
24,331	Axis Capital Holdings Ltd., Series C, 6.875%	650,124

Shares		Fair Value

	Financials — (continued)
20,000	BB&T Corp., 5.850%	$501,000
21,500	Charles Schwab Corp./The, Series B, 6.000%	550,400
30,500	JPMorgan Chase Capital XXIX, 6.700%	774,700
15,500	KKR Financial Holdings LLC, 8.375%	430,280
17,500	PartnerRe Ltd., Series E, 7.250%	466,200
6,000	Prudential Financial, Inc., 5.700%	149,880
18,000	Raymond James Financial, Inc., 6.900%	491,220
17,000	State Street Corp., Series C, 5.250%	389,810
32,500	Wells Fargo & Co., Series J, 8.000%	948,025

		6,055,964

	Industrials — 1.6%
23,000	Stanley Black & Decker, Inc., 5.750%	580,980

	Real Estate Investment Trusts — 5.1%
18,493	Kimco Realty Corp., Series H, 6.900%	474,715
16,000	PS Business Parks, Inc., Series S, 6.450%	410,240
9,500	Public Storage, Inc., Series V, 5.375%	223,060
22,500	Realty Income Corp., Series F, 6.625%	589,950
3,854	Senior Housing Properties Trust, 5.625%	92,843

		1,790,808

	Telecommunication Services — 0.4%
5,000	Verizon Communications, Inc., 5.900%	130,900

	Total Preferred Stocks (Cost $8,473,684)	8,558,652

	Exchange-Traded Funds — 3.9%

17,250	SPDR S&P Dividend ETF	1,359,300

	Total Exchange-Traded Funds (Cost $1,306,269)	1,359,300

	Cash Equivalents — 2.9%
1,005,371	Huntington Money Market Fund, Institutional Shares, 0.040% (c) (d)	1,005,371

	Total Cash Equivalents ( Cost $1,005,371)	1,005,371

	Short-Term Securities Held as Collateral for Securities Lending — 1.4%

496,352	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.110% (d)	496,352

	Total Short-Term Securities Held as Collateral for Securities Lending (Cost $496,352)	496,352

	Total Investments (Cost $33,245,289) — 101.4%	35,700,233

	Liabilities in Excess of Other Assets — (1.4)%	(485,243)

	Net Assets — 100.0%	$35,214,990

H U N T I N G T O N      F U N D S

(See notes which are an integral part of the Financial Statements)

5

Huntington VA Dividend Capture Fund

Portfolio of Investments (continued)

December 31, 2014

(a)	All or a portion of the security was on loan as of December 31, 2014. The total value of securities on loan as of December 31, 2014 was $482,936.

(b)	Business Development Company

(c)	Investment in affiliate.

(d)	Rate disclosed is the seven day yield as of December 31, 2014.

ADR	—American Depositary Receipt

ETF	—Exchange-Traded Fund

SPDR	—Standard & Poor’s Depositary Receipts

(See notes which are an integral part of the Financial Statements)

6

Huntington VA International Equity Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2014

Asset Allocation	Percentage of Market Value
Japan	22.4%
United Kingdom	17.4%
Switzerland	12.4%
Germany	10.7%
France	8.9%
Sweden	5.3%
Canada	4.0%
United States	2.8%
Belgium	2.5%
Australia	2.3%
Spain	2.2%
Hong Kong	2.1%
Cash(a)	1.9%
Denmark	1.8%
Singapore	1.7%
Italy	1.6%

Total	100.0%

(a)	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2014, percentages in the table above are based on total investments. Such total investments may differ from the percentage set forth below in the Portfolio of Investments which are computed using the Fund’s net assets.

The Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2014

Shares		Fair Value

	Common Stocks — 98.0%
	Australia — 2.3%
	Financials — 2.3%
26,000	Suncorp Group Ltd.	$297,053
10,000	Westpac Banking Corp.	268,989

		566,042

	Belgium — 2.5%
	Consumer Staples — 2.5%
5,400	Anheuser-Busch InBev NV	607,769

	Canada — 4.0%
	Consumer Discretionary — 2.1%
10,000	Dollarama, Inc.	511,276

	Industrial — 1.9%
6,600	Canadian National Railway Co.	454,581

		965,857

	Denmark — 1.8%
	Health Care — 1.8%
10,500	Novo-Nordisk A/S ADR	444,360

	France — 8.9%
	Energy — 0.5%
2,400	Total SA	122,966

	Financials — 4.0%
24,509	AXA SA ADR	561,011
32,000	Credit Agricole SA	413,104

		974,115

Shares		Fair Value

	Health Care — 1.9%
5,000	Sanofi-Aventis	$455,887

	Industrials — 2.5%
9,700	Safran SA	598,486

		2,151,454

	Germany — 10.7%
	Financials — 2.3%
3,400	Allianz SE	563,171

	Health Care — 3.8%
4,300	Bayer AG	586,170
11,000	Stada Arzneimittel AG	333,795

		919,965

	Industrials — 4.6%
17,200	GEA Group AG	756,275
300	OSRAM Licht AG	11,779
3,000	Siemens AG	336,637

		1,104,691

		2,587,827

	Hong Kong — 2.1%
	Industrials — 2.1%
45,000	Hutchison Whampoa Ltd.	514,424

	Italy — 1.6%
	Energy — 1.6%
22,200	Eni SpA	388,895

(See notes which are an integral part of the Financial Statements)

H U N T I N G T O N      F U N D S

7

Huntington VA International Equity Fund

Portfolio of Investments (continued)

December 31, 2014

Shares		Fair Value

	Common Stocks — (continued)
	Japan — 22.3%
	Consumer Staples — 2.7%
18,000	Unicharm Corp.	$431,498
7,400	Welcia Holdings Co. Ltd.	219,129

		650,627

	Financials — 2.7%
18,000	Mitsubishi Estate Co. Ltd.	379,323
7,700	Sumitomo Mitsui Financial Group, Inc.	278,411

		657,734

	Industrials — 7.4%
46,000	KUBOTA Corp.	667,763
12,500	Makita Corp.	563,345
130,000	NTN Corp.	574,178

		1,805,286

	Information Technology — 7.3%
1,870	KEYENCE Corp.	833,367
8,600	Murata Manufacturing Co. Ltd.	938,558

		1,771,925

	Telecommunication Services — 2.2%
8,800	Softbank Corp.	523,871

		5,409,443

	Singapore — 1.7%
	Industrials — 1.6%
60,300	Keppel Corp Ltd.	401,898

	Real Estate Investment Trusts — 0.1%
16,884	Keppel REIT	15,506

		417,404

	Spain — 2.2%
	Financials — 2.2%
55,873	Banco Bilbao Vizcaya SA	527,727
28	Banco Santander SA ADR	233

		527,960

	Sweden — 5.3%
	Consumer Discretionary — 2.8%
16,600	Hennes & Mauritz AB	689,627

	Materials — 2.5%
27,700	Svenska Cellulosa AB	597,158

		1,286,785

	Switzerland — 12.4%
	Financials — 5.1%
5,600	ACE Ltd.	643,328
23,780	Credit Suisse Group AG	597,443

		1,240,771

	Health Care — 7.3%
9,000	Novartis AG	834,775
6,000	Novartis AG ADR	555,960
1,400	Roche Holding AG	379,357
		1,770,092

		3,010,863

Shares		Fair Value

	United Kingdom — 17.4%
	Consumer Discretionary — 4.1%
44,200	Greene King PLC	$511,022
5,000	Liberty Global PLC, Class A *	251,025
5,000	Liberty Global PLC, Class C *	241,550

		1,003,597

	Consumer Staples — 1.6%
4,660	Reckitt Benckiser Group PLC	377,462

	Health Care — 3.4%
5,200	AstraZeneca PLC ADR	365,976
10,645	GlaxoSmithKline PLC ADR	454,967
4,660	Indivior PLC *	10,852

		831,795

	Industrials — 2.4%
41,900	Rolls-Royce Holdings PLC	562,923
3,771,000	Rolls-Royce Holdings PLC, Class C	5,878

		568,801

	Telecommunication Services — 4.2%
107,000	BT Group PLC	665,600
105,818	Vodafone Group PLC	362,840

		1,028,440

	Utilities — 1.7%
16,100	SSE PLC	406,833

		4,216,928

	United States — 2.8%
	Health Care — 1.8%
3,900	Celgene Corp. *	436,254

	Telecommunication Services — 1.0%
5,102	Verizon Communications, Inc.	239,896

		676,150
	Total Common Stocks (Cost $19,129,824)	23,772,161

	Cash Equivalents — 1.9%
462,587	Huntington Money Market Fund, Institutional Shares, 0.040% (a) (b)	462,587

	Total Cash Equivalents (Cost $462,587)	462,587

	Total Investments (Cost $19,592,411) — 99.9%	24,234,748

	Other Assets in Excess of Liabilities — 0.1%	27,783

	Net Assets — 100.0%	$24,262,531

(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2014.

*	Non-income producing security.

ADR	—American Depositary Receipt

(See notes which are an integral part of the Financial Statements)

8

Huntington VA Situs Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2014

Asset Allocation	Percentage of Market Value
Short-Term Securities Held as Collateral for Securities Lending	19.4%
Industrials	19.0%
Information Technology	18.0%
Financials	11.1%
Health Care	10.2%
Consumer Discretionary	8.9%
Materials	4.7%
Consumer Staples	3.3%
Energy	2.0%
Utilities	1.3%
Exchange-Traded Funds	0.9%
Real Estate Investment Trusts	0.8%
Telecommunication Services	0.3%
Cash(a)	0.1%

Total	100.0%

(a)	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2014, percentages in the table above are based on total investments. Such total investments may differ from the percentage set forth below in the Portfolio of Investments which are computed using the Fund’s net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2014

Shares		Fair Value

	Common Stocks — 98.6%
	Bermuda — 2.4%
	Financials — 2.4%
25,000	Arch Capital Group Ltd. *	$1,477,500

	Chile — 0.0%
	Materials — 0.0%
800	Sociedad Quimica y Minera de Chile SA ADR	19,104

	Finland — 0.7%
	Industrials — 0.7%
2,000	Cargotec Oyj	61,393
8,400	Kone Oyj (a)	382,462

		443,855

	Germany — 0.1%
	Health Care — 0.1%
1,900	Stada Arzneimittel AG	57,656

	Hong Kong — 0.1%
	Consumer Discretionary — 0.1%
13,000	Television Broadcasts Ltd.	75,656

	Japan — 0.3%
	Industrials — 0.1%
3,500	Sato Corp.	79,569

	Information Technology — 0.2%
14,800	Furuno Electric Co. Ltd.	118,831

		198,400

Shares		Fair Value

	Sweden — 0.1%
	Consumer Discretionary — 0.1%
4,800	Haldex AB	$62,211

	Switzerland — 0.3%
	Consumer Discretionary — 0.3%
3,500	Garmin Ltd. (a)	184,905

	United Kingdom — 0.6%
	Industrials — 0.6%
4,800	Concentric AB	56,911
26,424	Halma PLC	281,489

		338,400

	United States — 94.0%
	Consumer Discretionary — 10.5%
40,300	Cabela’s, Inc., Class A (a) *	2,124,213
1,200	EZCORP, Inc., Class A *	14,100
7,000	Papa John’s International, Inc.	390,600
30,000	Sonic Corp.	816,900
40,000	Tractor Supply Co.	3,152,800

		6,498,613

	Consumer Staples — 4.1%
10,700	Darling Ingredients, Inc. (a) *	194,312
15,100	Fresh Del Monte Produce, Inc.	506,605
22,000	Sanderson Farms, Inc.	1,848,550

		2,549,467

	Energy — 2.5%
25,000	CARBO Ceramics, Inc. (a)	1,001,250
7,000	Denbury Resources, Inc.	56,910

(See notes which are an integral part of the Financial Statements)

H U N T I N G T O N      F U N D S

9

Huntington VA Situs Fund

Portfolio of Investments (continued)

December 31, 2014

Shares		Fair Value

	Common Stocks — (continued)
	Energy — (continued)
3,500	Dril-Quip, Inc. *	$268,555
1,000	Matrix Service Co. *	22,320
5,000	SM Energy Co.	192,900

		1,541,935

	Financials — 11.4%
25,000	Cullen/Frost Bankers, Inc.	1,766,000
40,000	Evercore Partners, Inc.	2,094,800
22,000	International Bancshares Corp.	583,880
27,250	Raymond James Financial, Inc.	1,561,152
13,000	South State Corp.	872,040
10,000	Umpqua Holdings Corp.	170,100

		7,047,972

	Health Care — 12.6%
15,000	Abaxis, Inc. (a)	852,450
30,000	AmSurg Corp. *	1,641,900
650	Bio-Rad Laboratories, Inc., Class A *	78,364
20,000	Cerner Corp. *	1,293,200
10,000	Edwards LifeSciences Corp. *	1,273,800
8,000	Luminex Corp. *	150,080
70,000	Myriad Genetics, Inc. (a) *	2,384,200
7,000	Osiris Therapeutics, Inc. (a) *	111,930
1	PharMerica Corp. *	21

		7,785,945

	Industrials — 22.1%
6,000	B/E Aerospace, Inc. *	348,120
17,000	EnPro Industries, Inc. (a) *	1,066,920
19,600	Flowserve Corp.	1,172,668
3,000	KLX, Inc. *	123,750
20,000	Lindsay Corp. (a)	1,714,800
4,500	Old Dominion Freight Line, Inc. *	349,380
12,000	Quanta Services, Inc. *	340,680
1,000	Ryder System, Inc.	92,850
230,000	TASER International, Inc. (a) *	6,090,400
34,000	Trinity Industries, Inc.	952,340
20,000	Watts Water Technologies, Inc., Class A	1,268,800
5,000	Werner Enterprises, Inc.	155,750

		13,676,458

	Information Technology — 22.1%
85,000	ACI Worldwide, Inc. *	1,714,450
9,500	Anixter International, Inc. *	840,370
20,000	Cardtronics, Inc. *	771,600
40,000	Diodes, Inc. *	1,102,800
3,000	Exlservice Holdings, Inc. *	86,130
5,000	Fiserv, Inc. *	354,850
95,000	Geospace Technologies Corp. *	2,517,500
33,000	Jabil Circuit, Inc.	720,390
8,600	NVIDIA Corp.	172,430
21,000	Red Hat, Inc. *	1,451,940
15,000	ScanSource, Inc. *	602,400
9,300	Synopsys, Inc. *	404,271

Shares		Fair Value

	Information Technology — (continued)
50,000	Trimble Navigation Ltd. *	$1,327,000
15,000	Tyler Technologies, Inc. *	1,641,600

		13,707,731

	Materials — 5.8%
12,000	Albemarle Corp. (a)	721,560
8,500	Eagle Materials, Inc.	646,255
10,000	Quaker Chemical Corp.	920,400
10,800	Scotts Miracle-Gro Co./The, Class A	673,056
8,500	United States Lime & Minerals, Inc.	619,310

		3,580,581

	Real Estate Investment Trusts — 1.0%
3,500	Camden Property Trust	258,440
8,500	Equity One, Inc.	215,560
5,000	Weingarten Realty Investors (a)	174,600

		648,600

	Telecommunication Services — 0.3%
15,000	General Communication, Inc., Class A *	206,250

	Utilities — 1.6%
15,900	Portland General Electric Co.	601,497
11,250	UGI Corp.	427,275

		1,028,772

		58,272,324

	Total Common Stocks (Cost $43,926,244)	61,130,011

	Exchange-Traded Funds — 1.1%
3,500	iShares China Large-Cap ETF	145,670
9,040	RevenueShares Small Cap Fund (a)	515,822

	Total Exchange-Traded Funds (Cost $588,748)	661,492

	Cash Equivalents — 0.1%
81,083	Huntington Money Market Fund, Institutional Shares, 0.040% (b) (c)	81,083

	Total Cash Equivalents (Cost $81,083)	81,083

	Short-Term Securities Held as Collateral for Securities Lending — 23.9%
14,805,531	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.110% (c)	14,805,531

	Total Short-Term Securities Held as Collateral for Securities Lending (Cost $14,805,531)	14,805,531

	Total Investments (Cost $59,401,606) — 123.7%	76,678,117

	Liabilities in Excess of Other Assets — (23.7)%	(14,706,012)

	Net Assets — 100.0%	$61,972,105

(See notes which are an integral part of the Financial Statements)

10

Huntington VA Situs Fund

Portfolio of Investments (continued)

December 31, 2014

(a)	All or a portion of the security was on loan as of December 31, 2014. The total value of securities on loan as of December 31, 2014 was $14,350,288.

(b)	Investment in affiliate.

(c)	Rate disclosed is the seven day yield as of December 31, 2014.

*	Non-income producing security.

ADR	—American Depositary Receipt

ETF	—Exchange-Traded Fund

H U N T I N G T O N      F U N D S

(See notes which are an integral part of the Financial Statements)

11

Huntington Funds

Statements of Assets and Liabilities

December 31, 2014

	Huntington VA Dividend Capture Fund	Huntington VA International Equity Fund	Huntington VA Situs Fund
Assets:
Investments, at cost	$33,245,289	$19,592,411	$59,401,606

Investments, at value	$34,694,862	$23,772,161	$76,597,034
Investments in affiliated securities, at value	1,005,371	462,587	81,083

Total investments	35,700,233	24,234,748	76,678,117
Foreign currencies, at value (Cost $-, $22 and $-)	—	27	—
Dividends receivable	108,872	28,958	38,618
Receivable for investments sold	—	—	354,807
Receivable for shares sold	—	135	—
Receivable from affiliate	—	5,087	—
Tax reclaims receivable	2,912	36,433	905
Prepaid expenses and other assets	4,441	4,174	5,441

Total assets	35,816,458	24,309,562	77,077,888
Liabilities:
Payable for return of collateral on loaned securities	496,352	—	14,805,531
Payable for return of short-term borrowings	—	—	117,110
Payable for shares redeemed	54,109	7,908	107,754
Accrued expenses and other payables:
Investment advisory	13,428	7,562	28,236
Administration	5,480	3,865	9,543
Custodian	1,651	2,653	3,402
Professional	18,963	14,210	17,765
Printing and postage	3,089	2,094	8,901
Transfer and dividend disbursing agent	3,338	2,591	3,147
Compliance services	538	290	923
Other	4,520	5,858	3,471

Total Liabilities	601,468	47,031	15,105,783

Net Assets	$35,214,990	$24,262,531	$61,972,105

Net Assets consist of:
Paid in capital	$33,080,826	$19,633,015	$38,786,039
Net unrealized appreciation of investments and translations of assets and liabilities in foreign currency	2,454,944	4,637,679	17,276,403
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,430,678)	(438,624)	5,778,338
Accumulated net investment income	1,109,898	430,461	131,325

Net Assets	$35,214,990	$24,262,531	$61,972,105

Shares Outstanding (unlimited number of shares authorized, no par value)	2,682,527	1,537,983	2,799,817

Net Asset Value, Redemption Price and Offering Price Per Share	$13.13	$15.78	$22.13

(See notes which are an integral part of the Financial Statements)

12

Huntington Funds

Statements of Operations

Year Ended December 31, 2014

	Huntington VA Dividend Capture Fund	Huntington VA International Equity Fund	Huntington VA Situs Fund
Investment Income:
Dividend income	$1,444,954	$898,071	$583,920
Dividend income from affiliated securities	219	268	380
Income from securities lending, net(a)	24,593	3,499	173,791
Foreign dividend taxes withheld	(7,996)	(124,518)	(1,365)

Total investment income	1,461,770	777,320	756,726

Expenses:
Investment advisory	220,420	178,172	369,697
Administration	67,120	54,156	112,353
Custodian	8,648	15,438	20,262
Transfer and dividend disbursing agent	11,773	11,312	12,825
Trustee	3,315	2,796	5,675
Professional	34,674	16,921	30,166
Printing and postage	20,355	9,660	57,318
Insurance premiums	3,075	3,492	4,199
Compliance services	1,609	1,216	2,789
Line of credit	836	629	1,273
Interest expense	74	54	417
Other	13,480	19,803	15,330

Total expenses	385,379	313,649	632,304

Investment advisory fees waived	(25,787)	(23,256)	(23,917)

Net expenses	359,592	290,393	608,387

Net investment income	1,102,178	486,927	148,339

Net Realized/Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Long term capital gain dividends from investment companies	19,582	—	—
Net realized gain on investment transactions	3,520,768	1,261,979	6,343,941
Net realized loss on foreign currency transactions	(2,913)	(7,603)	(873)

Net realized gain on investments and translation of assets and liabilities in foreign currency transactions	3,537,437	1,254,376	6,343,068

Net change in unrealized depreciation of investments, options and translation of assets and liabilities in foreign currency	(1,338,293)	(3,756,619)	(8,314,538)

Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	2,199,144	(2,502,243)	(1,971,470)

Change in net assets resulting from operations	$3,301,322	$(2,015,316)	$(1,823,131)

(a)   Income from securities lending is net of ($23,667, $2,300 and $50,916) expenses paid to Huntington National Bank.

H U N T I N G T O N      F U N D S

(See notes which are an integral part of the Financial Statements)

13

Huntington Funds

Statements of Changes in Net Assets

	Huntington VA Dividend Capture Fund		Huntington VA International Equity Fund		Huntington VA Situs Fund
	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,102,178	$1,462,687	$486,927	$543,059	$148,339	$233,572
Long term capital gain dividends from investment companies	19,582	—	—	—	—	—
Net realized gain on investments, options and foreign currency transactions	3,517,855	6,505,851	1,254,376	2,240,355	6,343,068	3,788,12643
Net change in unrealized appreciation/depreciation of investments, options and foreign currency transactions	(1,338,293)	(1,055,802)	(3,756,619)	4,212,464	(8,314,538)	11,282,454

Change in net assets resulting from operations	3,301,322	6,912,736	(2,015,316)	6,995,878	(1,823,131)	15,304,152

Distributions to Shareholders:
From net investment income	(1,450,837)	(1,203,200)	(551,930)	(490,901)	(273,158)	(186,069)
From net realized gain on investments	—	—	—	—	(2,815,787)	—

Change in net assets resulting from distributions to shareholders	(1,450,837)	(1,203,200)	(551,930)	(490,901)	(3,088,945)	(186,069)

Change in net assets resulting from capital transactions	(7,744,648)	2,623,976	(9,930,362)	(815,638)	4,656,690	1,707,110

Change in net assets	(5,894,163)	8,333,512	(12,497,608)	5,689,339	(255,386)	16,825,193
Net Assets:
Beginning of year	41,109,153	32,775,641	36,760,139	31,070,800	62,227,491	45,402,298

End of year	$35,214,990	$41,109,153	$24,262,531	$36,760,139	$61,972,105	$62,227,491

Accumulated net investment income included in net assets at end of year	$1,109,898	$1,378,508	$430,461	$503,067	$131,325	$269,009

Capital Transactions:
Fund Shares sold	$2,704,460	$3,169,584	$3,834,962	$5,566,334	$8,414,032	$17,670,048
Shares issued in connection with merger	11,894,194	8,124,507	—	—	16,321,997	—
Dividends reinvested	1,450,837	1,203,200	551,930	490,901	3,088,945	186,069
Shares redeemed	(23,794,139)	(9,873,315)	(14,317,254)	(6,872,873)	(23,168,284)	(16,149,007)

Net change resulting from capital transactions	$(7,744,648)	$2,623,976	$(9,930,362)	$(815,638)	$4,656,690	$1,707,110

Share Transactions:
Shares sold	209,536	268,467	228,028	356,756	374,374	875,054
Shares issued in connection with merger	922,746	688,657	—	—	714,623	—
Dividends reinvested	112,906	97,425	32,736	29,290	135,302	7,901
Shares redeemed	(1,838,368)	(819,446)	(854,282)	(438,619)	(1,022,652)	(777,770)

Net change resulting from share transactions	(593,180)	235,103	(593,518)	(52,573)	201,647	105,185

(See notes which are an integral part of the Financial Statements)

14

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H U N T I N G T O N      F U N D S

15

Huntington Funds

Financial Highlights

(For a share outstanding throughout each year ended December 31)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investment Transactions	Total Distributions
Huntington VA Dividend Capture Fund
2010	$8.87	0.38		0.91	1.29	(0.41)	—	(0.41)
2011	$9.75	0.44		0.25	0.69	(0.38)	—	(0.38)
2012	$10.06	0.45		0.70	1.15	(0.43)	—	(0.43)
2013	$10.78	0.43		1.72	2.15	(0.38)	—	(0.38)
2014	$12.55	0.39	(c)	0.87	1.26	(0.68)	—	(0.68)
Huntington VA International Equity Fund
2010	$13.42	0.14		1.06	1.20	(0.16)	—	(0.16)
2011	$14.46	0.17		(1.84)	(1.67)	(0.16)	—	(0.16)
2012	$12.63	0.23		1.54	1.77	(0.17)	—	(0.17)
2013	$14.23	0.26		2.99	3.25	(0.23)	—	(0.23)
2014	$17.25	0.28	(c)	(1.40)	(1.12)	(0.35)	—	(0.35)
Huntington VA Situs Fund
2010	$11.62	0.01		3.41	3.42	(0.05)	—	(0.05)
2011	$14.99	(0.01)		(0.13)	(0.14)	— (d)	—	— (d)
2012	$14.85	0.09		3.27	3.36	—	—	—
2013	$18.21	0.08		5.73	5.81	(0.07)	—	(0.07)
2014	$23.95	0.07		(0.52)	(0.45)	(0.12)	(1.25)	(1.37)

(a)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these were included, the returns would be lower.
(b)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Calculated using average shares for the year.
(d)	Amount is less than $0.005.
(e)	Rounds to less than 0.005%.

(See notes which are an integral part of the Financial Statements)

16

Net Asset Value, End of Year	Total Return(a)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)	Net Assets, End of Year (000 Omitted)	Portfolio Turnover Rate

$9.75	15.12%	0.98%	3.54%	0.98%	$33,625	120%
$10.06	7.07%	0.97%	3.74%	0.97%	$31,826	142%
$10.78	11.47%	0.95%	3.85%	0.95%	$32,776	110%
$12.55	19.96%	0.98%	3.63%	0.98%	$41,109	118%
$13.13	10.16%	0.98%	3.00%	1.05%	$35,215	103%

$14.46	9.18%	1.10%	1.42%	1.10%	$22,648	35%
$12.63	(11.55)%	1.03%	1.77%	1.03%	$26,085	36%
$14.23	14.04%	1.00%	1.79%	1.00%	$31,071	25%
$17.25	22.90%	0.99%	1.62%	1.01%	$36,760	57%
$15.78	(6.63)%	0.98%	1.64%	1.06%	$24,263	9%

$14.99	29.61%	1.02%	0.13%	1.02%	$23,683	19%
$14.85	(0.91)%	0.99%	— (e)	0.99%	$35,271	14%
$18.21	22.63%	0.96%	0.55%	0.96%	$45,402	10%
$23.95	31.92%	0.94%	0.42%	0.94%	$62,227	26%
$22.13	(2.06)%	0.99%	0.24%	1.03%	$61,972	21%

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17

Huntington Funds

Notes to Financial Statements

December 31, 2014

(1)	Organization

The Huntington Funds (the “Trust”) was organized as a Delaware statutory trust on June 23, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2014, the Trust operated 12 separate series, or mutual funds, each with its own investment objective and strategy. This report contains financial statements and financial highlights of the funds listed below (individually referred to as a “Fund”, or collectively as the “Funds”):

Huntington VA Dividend Capture Fund (“VA Dividend Capture Fund”)

Huntington VA International Equity Fund (“VA International Equity Fund”)

Huntington VA Situs Fund (“VA Situs Fund”)

The prospectus provides a description of each Fund’s investment objectives, policies and strategies along with information on the classes of shares currently being offered. The price at which the Funds will offer or redeem shares is the net asset value (“NAV”) per share next determined after the order is considered received. The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held.

The Trust accounts for the assets, liabilities and operations of each Fund separately. Shares of the Funds are not offered directly to the public, but pursuant to an exemptive order granted by the Securities and Exchange Commission and procedures adopted by the Trust’s Board of Trustees (the “Trustees”), the Funds were sold during the year only to separate accounts of Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company, Lincoln Insurance Company, Nationwide Insurance Company, Delaware Life Insurance Company, Forethought Life Insurance Company, and Transamerica Life Insurance Company for use with their respective variable insurance contracts and policies.

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

A.	Fund Mergers

On June 20, 2014, the VA Dividend Capture Fund acquired all of the assets and assumed all of the liabilities of the Huntington VA Income Equity Fund (“VA Income Equity Fund”), and the VA Situs Fund acquired all of the assets and assumed all of the liabilities of the Huntington VA Mid Corp America Fund (“VA Mid Corp America Fund”), pursuant to an agreement and plan of reorganization approved by the Trustees on January 30, 2014. The reorganization provides shareholders of the VA Income Equity Fund and VA Mid Corp America Fund access to a larger and more diversified portfolio with a similar investment strategy and lower expenses. The reorganizations qualified as tax-free reorganizations for federal income tax purposes with no gain or loss recognized to the funds or their shareholders.

With respect to the VA Dividend Capture Fund and VA Income Equity Fund merger, the acquisition was accomplished by a tax-free exchange of 922,746 shares of the VA Dividend Capture Fund (valued at $11,894,194) for 1,090,350 shares of the VA Income Equity Fund outstanding on June 20, 2014. The investment portfolio of the VA Income Equity Fund, with a fair value of $11,491,112 and identified cost of $10,018,073, was the principal asset acquired by the VA Dividend Capture Fund. For financial reporting purposes, assets received and shares issued by the VA Dividend Capture Fund were recorded at fair value; however, the identified cost of the investments received from the VA Income Equity Fund was carried forward to align ongoing reporting of the VA Dividend Capture Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the VA Dividend Capture Fund immediately before the acquisition were $28,867,249. The net assets of the VA Income Equity Fund at that date of $11,894,194, including $1,473,039 of unrealized appreciation, were combined with those of the VA Dividend Capture Fund, resulting in combined net assets of $40,761,443.

Assuming the acquisition had been completed on January 1, 2014, the beginning of the annual reporting period of the VA Dividend Capture Fund, the VA Dividend Capture Fund’s pro forma results of operations for the year ended December 31, 2014, are as follows:

Net Investment Income(a)	$1,440,834
Net Realized and Unrealized Gain on Investments	2,778,239
Net Increase in Net Assets Resulting From Operations	4,219,073

(a)	Net Investment Income includes $16,800 of pro forma additional merger expenses.

18

Huntington Funds

Notes to Financial Statements (continued)

December 31, 2014

With respect to the VA Situs Fund and VA Mid Corp America Fund merger, the acquisition was accomplished by a tax-free exchange of 714,623 shares of the VA Situs Fund (valued at $16,321,997) for 1,952,602 shares of the VA Mid Corp America Fund outstanding on June 20, 2014. The investment portfolio of the VA Mid Corp America Fund, with a fair value of $15,896,411 and identified cost of $12,865,034, was the principal asset acquired by the VA Situs Fund. For financial reporting purposes, assets received and shares issued by the VA Situs Fund were recorded at fair value; however, the identified cost of the investments received from the VA Mid Corp America Fund was carried forward to align ongoing reporting of the VA Situs Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the VA Situs Fund immediately before the acquisition were $54,403,068. The net assets of the VA Mid Corp America Fund at that date of $16,321,997, including $3,031,377 of unrealized appreciation, were combined with those of the VA Situs Fund, resulting in combined net assets of $70,725,065.

Assuming the acquisition had been completed on January 1, 2014, the beginning of the annual reporting period of the VA Situs Fund, the VA Situs Fund’s pro forma results of operations for the year ended December 31, 2014, are as follows:

Net Investment Income(a)	$178,639
Net Realized and Unrealized Loss on Investments	(1,512,182)
Net Decrease in Net Assets Resulting From Operations	(1,333,543)

(a)	Net Investment Income includes $16,800 of pro forma additional merger expenses.

Because the investment portfolios of VA Dividend Capture Fund and VA Situs Fund have each been managed as single portfolios since their respective acquisitions were completed, it is not practicable to separate the amounts of revenue and earnings of the VA Income Equity Fund and VA Mid Corp America Fund that have been included in the accompanying relevant Statements of Operations since June 20, 2014.

(2)	Significant Accounting Policies

The Funds are each an investment company and each follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.	Investment Valuations

The Trust calculates the NAV for each of the Funds by valuing securities held based on fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

• Level 1	- quoted prices in active markets for identical assets.

• Level 2	- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3	- significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust recognizes transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

In computing the NAV of the Funds, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Trustee-approved policies, the Trust relies on certain security pricing services to provide the current market value of securities. Those security pricing services value equity securities (including foreign equity securities, exchange-traded funds and closed-end funds) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ official closing price. If there is no

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19

Huntington Funds

Notes to Financial Statements (continued)

December 31, 2014

reported sale on the principal exchange, and in the case of over-the counter securities, equity securities are valued at a bid price estimated by the security pricing service. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Option contracts are generally valued using the closing price based on quote data from the six major U.S. options exchanges on which such options are traded which are typically categorized as Level 1 in the fair value hierarchy.

Securities for which market quotations are not readily available are valued at fair value under Trust procedures approved by the Trustees. In these cases, a Pricing Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors including, but not limited to the following: dealer quotes, published analyses by dealers or analysts regarding the security, transactions which provide implicit valuation of the security (such as a merger or tender offer transaction), the value of other securities or contracts which derive their value from the security at issue, and the implications of any other circumstances which have caused trading in the security to halt. With respect to certain categories of securities, the procedures utilized by the Pricing Committee detail specific valuation methodologies to be applied in lieu of considering the aforementioned list of factors. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the NYSE, which is when each Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant securities market movements occurring between the time the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of good faith fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Good faith fair valuations generally remain unchanged until new information becomes available. Consequently, changes in good faith fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

The Funds’ Trustees have authorized the use of an independent fair valuation service. If the movement in a designated U.S. market index, after foreign markets close, is greater than predetermined levels, the Funds may use a systematic valuation model provided from that independent third party to fair value its international equity securities. Securities which are fair value according to this model are then typically categorized as Level 2 in the fair value hierarchy.

20

Huntington Funds

Notes to Financial Statements (continued)

December 31, 2014

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2014 based on the three levels defined previously:

	LEVEL 1	LEVEL 2	LEVEL 3	Total
VA Dividend Capture Fund
Investment Securities:
Common Stocks	$24,280,558	$—	$—	$24,280,558
Preferred Stocks	8,558,652	—	—	8,558,652
Exchange-Traded Funds	1,359,300	—	—	1,359,300
Cash Equivalents	1,005,371	—	—	1,005,371
Short-Term Securities Held as Collateral for Securities Lending	496,352	—	—	496,352

Total Investment Securities	35,700,233	—	—	35,700,233

VA International Equity Fund
Investment Securities:
Common Stocks	5,177,147	18,595,014	—	23,772,161
Cash Equivalents	462,587	—	—	462,587

Total Investment Securities	24,234,748	18,595,014	—	24,234,748

VA Situs Fund
Investment Securities:
Common Stocks	59,953,833	1,176,178	—	61,130,011
Exchange-Traded Funds	661,492	—	—	661,492
Cash Equivalents	81,083	—	—	81,083
Short-Term Securities Held as Collateral for Securities Lending	14,805,531	—	—	14,805,531

Total Investment Securities	75,501,939	1,176,178	—	76,678,117

Transfers from Level 1 to Level 2 are due to significant movement of a designated U.S. market index, triggering a systematic valuation model provided by an independent third party to fair value the international equity securities at reporting period end. Transfers from Level 2 to Level 1 indicate that the fair value of international equity securities used at the previous reporting period end did not occur as of the current reporting period end.

For the year ended December 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end. The following is a summary of the transfers between Level 1 and Level 2 of the fair value hierarchy for the year ended December 31, 2014:

	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1
VA International Equity Fund
Investment Securities:
Common Stocks	$17,506,413	$—
VA Situs Fund
Investment Securities:
Common Stocks	1,176,178	—

B.	Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions.

C.	Derivative Instruments

Certain of the Funds may be subject to equity price risk and foreign currency exchange risk in the normal course of pursuing their investment objectives. Certain of the Funds may invest in various financial instruments including positions in foreign currency contracts and written option contracts to gain exposure to or hedge against changes in the value of equities or foreign currencies.

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21

Huntington Funds

Notes to Financial Statements (continued)

December 31, 2014

The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposure related to each instrument type.

Foreign Exchange Contracts—VA International Equity Fund and VA Situs Fund may enter into forward foreign exchange contracts. A forward foreign exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Such contracts are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to provide the desired currency exposure. The contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When a forward foreign currency contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These unrealized and realized gains and losses are reported on the Statement of Operations. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. As of December 31, 2014, VA International Equity Fund and VA Situs Fund did not have any forward foreign exchange contracts outstanding.

Written Options Contracts—Certain of the Funds may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

The following is a summary of VA Situs Fund’s written option activity for the year ended December 31, 2014:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2013	350	$81,954
Options exercised	(350)	(81,954)

Outstanding at 12/31/2014	—	$—

The following tables identify the location and fair value of derivative instruments on the Statements of Assets and Liabilities as of December 31, 2014, and the effect of derivative instruments on the Statements of Operations for the year ended December 31, 2014.

The effect of Derivative Instruments on the Statements of Operations for the year ended December 31, 2014 was as follows:

Primary Risk Exposure	Location of Gain (Loss) on Derivatives Recognized in Income	Fund	Realized Gain (Loss) on Derivatives Recognized from Operations	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized from Operations
Option Contracts	Net realized gain (loss) on written option transactions/net change in unrealized appreciation (depreciation) of investments and written options	VA Situs Fund	$—	$117,921

22

Huntington Funds

Notes to Financial Statements (continued)

December 31, 2014

Balance Sheet Offsetting Information

The following tables provide a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statements of Assets and Liabilities as of December 31, 2014.

Securities Loaned

				Gross Amounts Not Offset in Statements of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount (not less than 0)
VA Dividend Capture Fund	$496,352	$—	$496,352	$(496,352)	$—	$—
VA Situs Fund	14,805,531	—	14,805,531	(14,805,531)	—	—

The notional value of the written options contracts outstanding as of December 31, 2014 and the month-end average notional amount for the year ended December 31, 2014 are detailed in the table below:

Fund	Average Month-End Notional Amount	December 31, 2014 Notional Amount
VA Situs Fund	$116,667	$—

Derivative positions open during the period and at period end are reflected for each Fund in the previous tables. The volume of these positions relative to each Fund’s net assets at the close of the reporting period is generally higher than the volume of such positions at the beginning of the reporting period. The Funds value derivative instruments at fair value and recognize changes in fair value currently in the results on operations.

Netting Agreements—During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows a Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of December 31, 2014, the Funds were not invested in any portfolio securities or derivatives that could be netted subject to the netting agreements.

D.	Securities Lending

To generate additional income, the Funds may lend a certain percentage of their total assets, to the extent permitted by the 1940 Act or the rules or regulations thereunder, on a short-term basis to certain brokers, dealers or other financial institutions pursuant to a securities lending agreement with Morgan Stanley & Co. LLC. In determining whether to lend to a particular broker, dealer or financial institution, Huntington Asset Advisors, Inc. (the “Advisor”) will consider all relevant facts and circumstances, including the size, creditworthiness and reputation of the borrower. Any loans made will be continuously secured by collateral in cash at least equal to 100% of the value of the securities on loan for the Funds, based on the prior day’s closing price. When the collateral falls below specified amounts the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Funds receive payments from the borrowers equivalent to the dividends and interest that would have been earned on securities on loan. In addition, the Funds lending securities receive an annual minimum securities lending fee and retain a portion of the interest, dividends and other distributions received on investment of cash collateral. Collateral is marked-to market daily. One of the risks in lending portfolio securities, as with other extensions of credit, is the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although the loan is fully collateralized, if a borrower defaults, a Fund could lose money. There is also the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. Loans are subject to termination by the Funds or the borrower at any time and, therefore, are not considered to be illiquid investments. Huntington National Bank (“Huntington”) serves as the custodian for related collateral and receives an annual securities lending fee for collateral monitoring and recordkeeping services.

H U N T I N G T O N      F U N D S

23

Huntington Funds

Notes to Financial Statements (continued)

December 31, 2014

As of December 31, 2014, the following Funds had securities with the following market values on loan and related activity for the year ended December 31, 2014:

Fund	Value of Loaned Securities	Value of Collateral	Average Loan Outstanding During the Year	Securities Lending Income Received by the Funds	Fees Paid by the Funds to Huntington from Securities Lending
VA Dividend Capture Fund	$482,936	$496,352	$2,048,983	$48,260	$23,667
VA International Equity Fund	—	—	1,138,188	5,799	2,300
VA Situs Fund	14,350,288	14,805,531	14,636,698	224,707	50,916

E.	Security Transactions and Related Income

During the period, investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding (if any), are recorded on the ex-dividend date.

F.	Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and paid annually by the Funds. Net realized capital gains, if any, are distributed at least annually. The amount of dividends from net investment income and net realized gains are determined in accordance with the federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. tax treatment of foreign currency gain/loss, distributions and income received from pass through investments and net investment loss adjustments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Temporary differences are primarily attributable to losses deferred due to wash sales and straddles, capital loss carryfowards, non-taxable distributions from underlying investments and the tax treatment of passive foreign investment companies.

The Funds may own shares of real estate investments trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from investments in REITs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost of the individual REIT.

The Funds may invest in Master Limited Partnerships (“MLPs”), which generally are treated as partnerships for Federal income tax purposes. As a limited partner in the MLPs, the Fund includes its allocable share of the MLPs’ taxable income in computing its own taxable income.

G.	Expenses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various Funds or all Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis.

H.	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. In addition to complying with the federal tax requirements applicable to regulated investment companies, the Funds also plan to comply with certain diversification standards applicable to underlying assets of variable annuity contracts in order to avoid taxation on the variable contract owners with respect to earnings allocable to the contract from investments in the Funds.

Withholding taxes on foreign interest, dividends and capital gains with respect to the Funds have been provided for in accordance with each applicable country’s tax rules and rates.

24

Huntington Funds

Notes to Financial Statements (continued)

December 31, 2014

As of December 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)(a)
VA Dividend Capture Fund	$33,350,070	$3,068,698	$(718,535)	$2,350,163
VA International Equity Fund	19,611,466	5,511,580	(888,298)	4,623,282
VA Situs Fund	59,454,414	20,675,870	(3,452,167)	17,223,703

(a)

The differences between the book-basis unrealized appreciation/(depreciation) are attributable primarily to: tax deferral of losses on wash sales, the tax treatment of Trust Preferred securities, hybrid securities and Grantor trusts, differences related to partnership investments, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies and the return of capital adjustments from real estate investment trusts.

The tax character of distributions paid during the fiscal year ended December 31, 2014, was as follows:

	Distributions Paid From(a)
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions
VA Dividend Capture Fund	$1,450,837	$—	$1,450,837
VA International Equity Fund	551,930	—	551,930
VA Situs Fund	273,158	2,815,787	3,088,945

(a)

The tax character of distributions paid may differ from the character of distributions shown on the statements of changes in net assets due to short-term capital gains being treated as ordinary income for tax purposes.

The tax character of distributions paid during the fiscal year ended December 31, 2013, was as follows:

	Distributions Paid From(a)
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions
VA Dividend Capture Fund	$1,203,200	$—	$1,203,200
VA International Equity Fund	490,901	—	490,901
VA Situs Fund	186,069	—	186,069

(a)

The tax character of distributions paid may differ from the character of distributions shown on the statements of changes in net assets due to short-term capital gains being treated as ordinary income for tax purposes.

As of December 31, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
VA Dividend Capture Fund	$1,152,597	$—	$1,152,597	$(1,368,596)	$2,350,163	$2,134,164
VA International Equity Fund	449,516	—	449,516	(438,624)	4,618,624	4,629,516
VA Situs Fund	555,453	5,766,948	6,322,401	(359,930)	17,223,595	23,186,066

As of December 31, 2014, for federal income tax purposes and the treatment of distributions payable, the following Funds had capital loss carryforwards available to offset future gains, if any, to the extent provided by the Treasury regulations:

Fund	2015	2017	2018	No Expiration Short-Term(a)	No Expiration Long-Term(b)	Total
VA Dividend Capture Fund	$—	$1,070,854	$—	$—	$—	$1,070,854
VA International Equity Fund	—	—	438,624	—	—	438,624
VA Situs Fund	359,930	—	—	—	—	359,930

(a)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. The provisions of the Act were effective for the Funds’ fiscal year ending December 31, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers may be utilized. Under the Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law, where capital losses could be carried forward for up to eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

(b)	Future utilization is limited under current tax law.

As of December 31, 2014, the following Funds had capital loss carryforwards subject to expiration that are limited as a result of changes in Fund ownership during the year and in prior years:

Fund	2017
VA Dividend Capture Fund	$297,742

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Huntington Funds

Notes to Financial Statements (continued)

December 31, 2014

During the fiscal year ended December 31, 2014, the following Funds utilized capital loss carryforwards:

Fund	Utilized Amount
VA Dividend Capture Fund	$3,534,715
VA International Equity Fund	1,261,974
VA Situs Fund	191,305

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

(3)	Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee—Huntington Asset Advisors, Inc. (the “Advisor”), a subsidiary of The Huntington National Bank (“Huntington”), serves as the Funds’ investment advisor. The Advisor receives a fee for its services, computed daily and paid monthly, at an annual rate of 0.60% of the average daily net assets of each Fund.

The Advisor has agreed to contractually waive all or a portion of its investment advisory fee for the following funds (based on average daily net assets) to which it is otherwise entitled to receive and/or to reimburse certain operating expenses in order to limit each Fund’s total annual fund expenses (after fee waivers, and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) (“Expense Cap”) to the following:

Fund	Expense Cap	Expense Cap Effective Date	Expense Cap Expiration Date
VA Dividend Capture Fund	0.99%	April 30, 2014	April 30, 2015
VA International Equity Fund(a)	0.98%	April 30, 2014	April 30, 2015
VA Situs Fund	1.00%	April 30, 2014	April 30, 2015

(a)

Prior to April 30, 2014, the Advisor had agreed to contractually waive all or a portion of its investment advisory fee for the VA International Equity Fund (based on average daily net assets) to which it is otherwise entitled to receive and/or to reimburse certain operating expenses in order to limit the total direct net annual operating expenses and acquired (underlying) fund operating expenses to not more than 1.00% through April 30, 2014.

Amounts waived or reimbursed in the contractual period may be recouped by the Advisor within three years of the waiver and/or reimbursement. As of December 31, 2014, the following amounts have been waived or reimbursed by the Advisor and are subject to repayment by the respective Fund:

Fund	Amount Waived or Reimbursed	Expires December 31,
VA Dividend Capture Fund	$25,787	2017
VA International Equity Fund	9,266	2016
	23,256	2017
VA Situs Fund	23,917	2017

Administrative Fees—Huntington Asset Services, Inc. (“HASI”), a wholly owned subsidiary of Huntington Bancshares, Incorporated, serves as Administrator to the Trust. The fees paid for administrative services are based on the level of average net assets of each Fund for the period, subject to minimum fees in certain circumstances.

Maximum Administrative Fee	Average Daily Net Assets of the Trust
0.1822%	On the first $4 billion
0.1650%	On the next $2 billion
0.1575%	On the next $2 billion
0.1450%	On assets in excess of $8 billion

There is no minimum annual fee per fund or class of shares.

Transfer and Dividend Disbursing Agent Fees and Expenses—HASI is the transfer and dividend disbursing agent for the Funds. For its services, HASI receives a yearly fixed amount per shareholder account, subject to a yearly minimum of $6,000 for each of the Funds. HASI is also entitled to receive additional amounts that may be activity or time-based charges, plus reimbursement for out-of-pocket expenses.

26

Huntington Funds

Notes to Financial Statements (continued)

December 31, 2014

Custodian Fees—Huntington serves as custodian for each of the Funds. Brown Brothers Harriman serves as sub-custodian for the foreign assets of VA International Equity Fund and VA Situs Fund. Huntington and Brown Brothers Harriman receive fees based on the level of a Fund’s average daily net assets for the period, plus out-of-pocket expenses.

General—Certain officers of the Trust are Officers and/or Directors or Trustees of the above companies.

Each Trustee who is not an “interested person” of the Trust, as such term is defined in the 1940 Act, receives a $25,000 annual retainer plus $2,500 per regular Board meeting. The Audit Committee Chairman receives $33,000 annual retainer plus $2,500 per regular Board meeting. The Independent Chairman of the Board receives a $50,000 annual retainer plus $2,500 per regular Board meeting. The Board or a committee may establish ad hoc committees or sub-committees. Any committee or sub-committee member may be compensated by the Funds for incremental work outside of the regular meeting process based on the value added to the Funds. In addition, the Funds reimburse Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings. For the year ended December 31, 2014, actual Trustee compensation was $299,000 in aggregate from the Trust.

Affiliated Funds—Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may invest in certain affiliated money market funds which are managed by the Advisor. Income distributions earned from investments in these funds are recorded as income from affiliates in the accompanying financial statements. A summary of each Fund’s investment in such affiliated money market funds is set forth below:

Money Market Fund	12/31/13 Market Value	Purchases	Sales	12/31/14 Market Value	Income
VA Dividend Capture Fund	$—	$1,625,863	$(620,492)	$1,005,371	$43
VA International Equity Fund	—	1,019,142	(556,555)	462,587	13
VA Situs Fund	—	1,871,538	(1,790,455)	81,083	9

U.S. Treasury Money Market Fund	12/31/13 Market Value	Purchases	Sales	12/31/14 Market Value	Income
VA Dividend Capture Fund	$152,351	$17,989,288	$(18,141,639)	$—	$176
VA International Equity Fund	1,564,721	10,436,171	(12,000,892)	—	255
VA Situs Fund	2,628,213	20,960,231	(23,588,444)	—	371

(4)	Investment Transactions

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2014, were as follows:

Fund	Purchases	Sales
VA Dividend Capture Fund	$37,013,258	$56,964,819
VA International Equity Fund	2,513,673	11,351,263
VA Situs Fund	12,545,722	24,915,955

There were no purchases or sales of long-term U.S. government obligations during the year ended December 31, 2014.

(5)	Foreign Investment Risk

Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have severe effect on security prices and impair the Fund’s ability to bring its capital or income back to the U.S. Exchange rate. Fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to government collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts, and financial reporting standards or regulatory requirements may not be comparable to those applicable to U.S. companies.

(6)	Line of Credit

The Trust participates in a short-term credit agreement (“Line of Credit”) with Huntington. Prior to December 18, 2014, the Trust’s short-term credit agreement was with Citibank, N.A.. Under the terms of the agreement, the Funds may borrow up to

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Huntington Funds

Notes to Financial Statements (continued)

December 31, 2014

$30 million at an interest rate of LIBOR plus 135 basis points. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Huntington receives an annual facility fee of 0.125% on $30 million as well as an additional annual fee of 0.125% on any unused portion of the credit facility for providing the Line of Credit. Each Fund in the Trust pays a pro-rata portion of this facility fee, and unused fee, plus any interest on amounts borrowed. For the year ended December 31, 2014, the following Funds had borrowings under this, and the previous agreement with Citibank, N.A., Line of Credit.

Fund	Average Loan Balance	Weighted Average Interest Rate	Number of Days Outstanding(a)	Interest Expense Accrued	Maximum Loan Outstanding
VA Dividend Capture Fund	$378,057	1.41%	5	$74	$1,232,304
VA International Equity Fund	347,466	1.41	4	54	1,000,000
VA Situs Fund	373,697	1.43	33	417	1,767,697

(a)	Number of Days Outstanding represents the total days during the year ended December 31, 2014 that each Fund utilized the Line of Credit.

As of December 31, 2014, the VA Situs Fund had $117,110 in outstanding borrowings at an interest rate of 1.51% under this Line of Credit.

(7)	Subsequent Event

At a meeting of the Board of Trustees of the Trust held on October 30, 2014, the Trustees considered and approved the recommendation of the Advisor to dissolve and liquidate the VA International Equity Fund on or about the close of business on March 6, 2015. Accordingly, the Advisor will prepare a Plan of Liquidation for execution by the Trust.

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Huntington Funds

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

of the Huntington Funds:

We have audited the accompanying statements of assets and liabilities of the Huntington VA Dividend Capture Fund, Huntington VA International Equity Fund and Huntington VA Situs Fund (three of the portfolios constituting The Huntington Funds, collectively referred to as the “Funds”), including the portfolios of investments, as of December 31, 2014 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Huntington Funds referred to above at December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio

February 16, 2015

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Huntington Funds

Supplemental Information (Unaudited)

Shareholder Expense Examples

Fund Expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six-month period from July 1, 2014 to December 31, 2014.

Actual Expenses. The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this line together with the amount you invested to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as withdrawal charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the separate accounts, variable annuity contracts or variable life insurance policies. Therefore, the “Actual” and “Hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value, July 1, 2014	Ending Account Value, December 31, 2014	Expenses Paid During Period(a)	Annualized Expense Ratio
VA Dividend Capture Fund
Actual	$1,000.00	$1,017.00	$5.05	0.99%
Hypothetical(b)	$1,000.00	$1,020.19	$5.06	0.99%
VA International Equity Fund
Actual	$1,000.00	$926.20	$4.77	0.98%
Hypothetical(b)	$1,000.00	$1,020.25	$5.00	0.98%
VA Situs Fund
Actual	$1,000.00	$965.10	$5.01	1.01%
Hypothetical(b)	$1,000.00	$1,020.11	$5.15	1.01%

(a)

Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratios reflect reimbursement of expenses by the Fund’s Advisor for the period beginning July 1, 2014 to December 31, 2014. The “Financial Highlights” tables in the Fund’s financial statements, included in the report, also show the gross expense ratios, without such reimbursements.

(b)	Hypothetical assumes 5% annual return before expenses.

30

Huntington Funds

Board of Trustees and Trust Officers (Unaudited)

INDEPENDENT TRUSTEES BACKGROUND

Name Age Positions Held with Trust Date Service Began with Huntington Complex	Principal Occupation(s) During Past Five Years, Previous Position(s) and Other Directorships Held
Thomas J. Westerfield Age: 59 CHAIRMAN OF THE BOARD and TRUSTEE Began Serving: January 2001 and Chairman since February 2013

Principal Occupation(s): Chairman of the Board and Of Counsel, Dinsmore & Shohl LLP (law firm) (August 2005 to present).

Previous Position(s): Of Counsel, Cors & Bassett LLC (law firm) (1993-2005).

Other Directorships Held: Board Member, Huntington Strategy Shares.

Mark D. Shary Age: 54 TRUSTEE Began Serving: November 2010

Principal Occupation(s): Managing Director, ET Partner (consulting) (2008 to present); Private investor (2007 to present).

Previous Position(s): Chief Executive Officer and President, BestTransport.com, Inc. (2003 to 2007); President, Bostech Corporation (2000 to 2002).

Other Directorships Held: Board Member, Huntington Strategy Shares; Director, SafeWhite, hc1.com, Updox, MBA Focus, InnerApps, and Vantage Point Logistics (all private companies); Trustee, TechColumbus (non-profit); Director, Healthcare.com (1998-2000) (public company).

William H. Zimmer, III Age: 61 TRUSTEE Began Serving: December 2006

Principal Occupation(s): Chief Executive Officer, Cintel Federal Credit Union, (January 2011 to present); Consultant, WHZIII, LLC (January 2014 to present).

Previous Position(s): Consultant, WHZIII, LLC (March 2009 to January 2011); Assistant Treasurer, Dana Holding Corp. (September 2006 to February 2009) (manufacturing); Vice President and Manager, Global Treasury Management, National City Bank (January 2004 to March 2006); Vice President, Treasury Management Operations, Provident Bank (June 2003 to January 2004); Financial Consultant (April 2001 to June 2003).

Other Directorships Held: Board Member, Huntington Strategy Shares.

Officers(a)

Name Age Positions Held with Trust Address Date Service Began with Huntington Complex	Principal Occupation(s) and Previous Position(s)
Joseph L. Rezabek Age: 45 PRESIDENT 37 West Broad Street Columbus, OH 43215 Began Serving: February 2013

Principal Occupation(s): President, Huntington Asset Services, Inc. (“HASI”) (March 2012 to present); President, Huntington Strategy Shares (February 2013 to present).

Previous Position(s): Managing Director and Head of Fund Services, Citi (2006 to 2012); Chief Operating Officer (Milan, Italy), State Street Corporation (1999 to 2006).

R. Jeffrey Young Age: 50 CHIEF EXECUTIVE OFFICER 37 West Broad Street Columbus, OH 43215 Began Serving: February 2010

Principal Occupation(s): Senior Vice President, HASI (January 2010 to present); Chief Executive Officer, Huntington Strategy Shares (November 2010 to present); Chairman of the Board, Valued Advisers Trust (June 2010 to present); Chief Executive Officer and President, Valued Advisers Trust (January 2010 to present); Chairman of the Board, Capitol Series Trust (September 2013 to present).

Previous Position(s): President and Chief Executive Officer, Dreman Contrarian Funds (March 2011 to February 2013); Independent Chair, Valued Advisers Trust (August 2008 to January 2010); Managing Director, WealthStone (2007 to 2009); Senior Vice President, Operations, BISYS Fund Services (2006 to 2007); Senior Vice President/Vice President, Client Services, BISYS Fund Services (1994 to 2006).

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Huntington Funds

Board of Trustees and Trust Officers (continued)

Name Age Positions Held with Trust Address Date Service Began with Huntington Complex	Principal Occupation(s) and Previous Position(s)
Martin R. Dean Age: 51 ANTI-MONEY LAUNDERING OFFICER AND CHIEF COMPLIANCE OFFICER 37 West Broad Street Columbus, OH 43215 Began Serving: July 2013

Principal Occupation(s): Senior Vice President and Compliance Group Manager, HASI (July 2013 to present); Anti-Money Laundering Officer and Chief Compliance Officer, Huntington Strategy Shares (July 2013 to present).

Previous Position(s): Director and Fund Accounting and Fund Administration Product Manager, Citi (2008 to June 2013); Senior Vice President/Vice President, Fund Administration, Citi (formerly, BISYS Fund Services) (May 1994 to 2008).

Matthew J. Miller Age: 38 VICE PRESIDENT 2960 N. Meridian St., Ste 300 Indianapolis, IN 46208 Began Serving: February 2010	Principal Occupation(s): Vice President, Relationship Management, HASI (2008 to present). Previous Position(s): Vice President, Transfer Agency Operations, HASI (2002 to 2008).
Bryan W. Ashmus Age: 42 TREASURER 37 West Broad Street Columbus, OH 43215 Began Serving: November 2013

Principal Occupation(s): Vice President, Financial Administration, HASI (September 2013 to present); Principal Financial Officer and Treasurer, Valued Advisers Trust (December 2013 to present); Treasurer, Huntington Strategy Shares (November 2013 to present).

Previous Position(s): Vice President, Fund Administration, Citi Fund Services, Ohio, Inc. (May 2005 to September 2013).

Jay S. Fitton Age: 44 SECRETARY 3805 Edwards Road Cincinnati, OH 45209 Began Serving: February 2012

Principal Occupation(s): Vice President of Legal Administration, HASI (November 2011 to present); Secretary, Huntington Strategy Shares (October 2012 to present).

Previous Position(s): Vice President and Senior Counsel, J.P. Morgan Chase (April 2007 to November 2011).

(a)	Officers do not receive any compensation from the Trust.

32

Huntington Funds

Board of Trustees’ Consideration of Investment Advisory Agreement for the

Huntington VA Funds (the “Funds”) (Unaudited)

The Board of Trustees is responsible for determining whether to approve the Funds’ investment advisory agreements. At a meeting held on August 19, 2014, the Board unanimously approved the investment advisory agreements (the “Advisory Agreements”) between Huntington Asset Advisors, Inc. (the “Advisor”) and the Funds. Pursuant to the Advisory Agreements between the Advisor and the Funds, the Advisor provides advisory services to the Funds.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each of the Advisory Agreements, the Board, including a majority of the independent Trustees, considered many factors, among the most significant of which are: (1) the nature of the services provided to the Funds by the Advisor in relation to the advisory fees; (2) the individual performance of the Funds; (3) the Advisor’s costs and the profits realized through providing the Funds with advisory services; (4) whether the Advisor has realized or may realize economies of scale in providing services to the Funds and, if so, whether these economies are shared with the Funds; and (5) a comparison of the fees and performance of comparable funds.

Nature, Extent and Quality of Services in Relation to the Advisory Fee. In considering the nature, extent and quality of the services provided by the Advisor, the Board reviewed information relating to the Advisor’s operations and personnel. Among other things, the Advisor provided descriptions of its organizational and management structure, biographical information on its supervisory and portfolio management staff on a fund-by-fund basis, and financial information. The Trustees also took into account the financial condition of the Advisor with respect to its ability to provide the services required under the Advisory Agreements. The Board determined that the nature, extent and quality of the services provided by the Advisor in relation to the advisory fees were acceptable.

Individual Performance of the Funds. The Board reviewed the Funds’ performance record and the Advisor’s management styles in relation to comparable funds and appropriate benchmarks. The Board noted that the Board reviews on a quarterly basis detailed information about each Funds’ performance. The Board also reviewed various comparative data for each of the Funds provided to them in connection with their consideration of the renewal of the Advisory Agreements, including, among other information, each Fund’s performance compared to similar funds based on information provided by Strategic Insight Inc. (“Strategic Insight”) for the one-, three-, five- and ten-year periods ending March 31, 2014, as applicable, as well as each Fund’s performance compared to its benchmark index for the one-, three-, five-, and ten-year and since-inception periods ending March 31, 2014, as applicable.

Advisor’s Costs and the Profits Realized Through Providing the Funds With Advisory Services. In considering the reasonableness of the advisory fees, the Board reviewed information provided by the Advisor setting forth all revenues and other benefits, both direct and indirect, received by the Advisor and its affiliates attributable to managing each of the Funds individually, the cost of providing such services and the resulting profitability to the Advisor and its affiliates from these relationships. The Board also took into account the Advisor’s agreement to limit the total direct net annual operating expenses of the VA Dividend Capture Fund to not more than 0.99% of its average daily net assets through April 30, 2015. The Board also took into account the Advisor’s agreement to limit the total direct net annual operating expenses of the VA International Equity Fund to not more than 0.98% of its average daily net assets through April 30, 2015(a). The Board also took into account the Advisor’s agreement to limit the total direct net annual operating expenses of the VA Situs Fund to not more than 1.00% of its average daily net assets through April 30, 2015. The Trustees determined that the profitability of the Advisor was acceptable in relation to the nature and quality of services provided to the Funds.

Economies of Scale in Providing Services to the Funds and Whether These Economies are Shared With the Funds. The Board also considered the effect of the Funds’ growth and size on their performance and fees. The Board considered the fees under the Advisory Agreements for each Fund and possible economies of scale that may be realized as the assets of the Funds grow. The Board noted that none of the Funds was currently large enough to have realized economies of scale. However, the Board noted that the administrative fee charged to the Funds included fee breakpoints, which allowed the Funds to realize economies of scale as the assets of the Funds increased over time.

Comparison of the Fees and Performance of Comparable Funds. With respect to the Funds’ performance and fees, the Board considered comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board used peer group information provided by Strategic Insight with respect to its comparable fee and performance analysis for the Funds. The data for the fee and performance analysis was generated on an aggregate portfolio level since not all Funds offer the same types of share classes. The Board noted that the Advisor does not provide services to other accounts. The Board also took into account updated fee and expense information from management which reflected the impact of certain waivers and reimbursements.

Other Considerations. The Board also requests and receives substantial and detailed information about the Funds and the Advisor on a regular basis. The Advisor provides much of this information at each regular meeting of the Board and furnishes additional reports in connection with the Board’s formal review of the Advisory Agreements. The Board may also receive information between regular meetings relating to particular matters as the need arises. The Board’s evaluation of the Advisory Agreements is informed by reports covering such matters as the Advisor’s investment philosophy, personnel, and processes; operating strategies; each Fund’s short- and

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Huntington Funds

long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitive funds and/or other benchmarks, as appropriate) and comments on reasons for performance; the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Funds’ portfolio securities; the nature and extent of the advisory and other services provided to the Funds by the Advisor and its affiliates; compliance and audit reports concerning the Funds (including communications from regulatory agencies), as well as the Advisor’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Funds and the Advisor are responding to them. In the course of their deliberations regarding the Advisory Agreements, the Board also evaluated, among other things, the Advisor’s ability to supervise each of the Fund’s other service providers and their compliance programs.

The Board based its decision to approve the Advisory Agreements on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to each of the Funds, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board’s decision to approve the Advisory Agreements reflects its determination that the Advisor’s performance and actions provide an acceptable basis to support the decision to continue the existing arrangements.

While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decisions. In each case, the Board concluded that the Funds’ performance was acceptable and that the Funds’ advisory fee and total expenses, which included the administrative fee, were reasonable in light of the quality and nature of services provided by the Advisor and its affiliates.

Huntington VA Dividend Capture Fund

Among other data considered, the Board noted that the Fund underperformed the average and median of its peer group for the one-, three- and ten-year periods ended March 31, 2014, and the Fund outperformed the average and median of its peer group for the five-year period ended March 31, 2014. The Board also noted that the Fund underperformed its benchmark index for the one-, three-, five- and ten-year periods ended March 31, 2014, and outperformed its benchmark index for the since-inception period ended March 31, 2014. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board noted that the Fund’s combined advisory/administrative fee and total net expenses were above the average and median of its peer group, respectively. The Board took into consideration the Advisor’s discussion regarding the Fund’s performance, including the impact of market conditions on the Fund’s performance, and management’s continued close monitoring of the Fund’s performance.

Huntington VA International Equity Fund(a)

Among other data considered, the Board noted that the Fund underperformed the average and median of its peer group for the one-, three- and five-year periods ended March 31, 2014. The Board also noted that the Fund underperformed its benchmark index for the one-, three- and five- year periods ended March 31, 2014, and outperformed its benchmark index for the since-inception period ended March 31, 2014. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board noted that the Fund’s combined advisory/administrative fee was below the average and at the median of its peer group and total net expenses were above the average and median of its peer group.

Huntington VA Situs Fund

Among other data considered, the Board noted that the Fund outperformed the average and median of its peer group for the three- and five-year periods ended March 31, 2014. The Board also noted that the Fund underperformed the average and median of its peer group for the one-year period ended March 31, 2014. The Board also noted that the Fund underperformed its benchmark index for the one-, three- and five-year and since-inception periods ended March 31, 2014. The Board also considered the Fund’s advisory fee and total expenses, which included the administrative fee. The Board noted that the Fund’s combined advisory/administrative fee was above the average and below the median of its peer group and total net expenses were above the average and median of its peer group.

(a)	The VA International Equity Fund is scheduled for liquidation on March 6, 2015.

34

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus, which contains facts concerning each Fund’s objective and policies, management fees, expenses and other information.

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios, as well as a record of how the Funds voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling 1-800-253-0412 or at www.huntingtonvafunds.com. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the first and third quarters of their fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-551-8090 for information on the operation of the Public Reference Room.) You may also access this information at www.huntingtonvafunds.com by selecting “Form N-Q.” The Huntington National Bank, a subsidiary of Huntington Bancshares, Inc., is the Custodian of The Huntington Funds. Huntington Asset Services, Inc. serves as the Administrator, Transfer Agent and Fund Accountant and is affiliated with the Huntington National Bank. Additionally, Brown Brothers Harriman & Co. is the Sub-Custodian of certain of the Funds. Huntington Asset Advisors, Inc., a subsidiary of the Huntington National Bank, serves as Investment Advisor to the Funds. Unified Financial Securities, Inc. serves as the Distributor of The Huntington Funds and is affiliated with the Huntington National Bank.

The S&P 500 Index®, S&P 500 Value Index®, S&P SmallCap 600 Index® and S&P MidCap 400 Index® are products of S&P Dow Jones Indices LLX (“SPDJI”), and have been licensed for use by Huntington Asset Advisors, Inc. Standard and Poor’s® and S&P® are registered trademarks of Standard and Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Huntington Funds are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and none of such parties make any representations regarding the advisability of investing in Huntington Funds nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index®, S&P 500 Value Index®, S&P SmallCap 600 Index® and S&P MidCap 400 Index®.

Huntington Shareholder Services: 800-253-0412

Item 2. Code of Ethics.

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b)	Not applicable.

(c) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(d) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(e)	Not applicable.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Mark D. Shary, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2014: $284,344

Fiscal year ended 2013: $436,815

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2014: $0

Fiscal year ended 2013: $6,630

Fees for 2014 and 2013 related to the agreed-upon review of items within the Management’s Discussion of Fund Performance sections of the Funds’ Form N-CSR filing. Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2014: $223,360

Fiscal year ended 2013: $197,117

Fees for 2014 and 2013 related to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2014: $0

Fiscal year ended 2013: $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit and Non-Audit Services Pre-Approval Policies and Procedures

I. Purpose

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committees of the Board of Trustees of The Huntington Funds and Huntington Strategy Shares (each a “Trust” and collectively, the “Trusts”) is responsible for the appointment, compensation and oversight of the work of the Trust’s independent auditor. As part of this responsibility, the Audit Committee is required to grant approval for audit and non-audit services performed by the independent auditor for the Trust in order assure that they do not impair the auditor’s independence from the Trust. In addition, the Audit Committee also must pre-approve its independent auditor’s engagement for non-audit services with the Trust’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the engagement relates directly to the operations and/or financial reporting of the Trust.

To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that the Trust’s independent auditor may not provide to the Trust, as well as the Audit Committee’s administration of the engagement of the independent auditor. Under these rules, the SEC has provided that a permissible approval of audit and non-audit services can take the form of either (i) a general pre-approval, or (ii) a specific pre-approval (where a specific type of service is authorized, generally subject to a fee maximum). General pre-approvals are authorized by SEC rules only subject to detailed policies and procedures. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Accordingly, the Audit Committee has adopted these Audit and Non-Audit Services Pre-Approval Policies and Procedures, which set forth the procedures and the conditions pursuant to which services for the Trust may be performed by the independent auditor under pre-approvals.

II. General Pre-Approval Policies

It is the policy of the Audit Committee that audit and non-audit services to be performed by the Trust’s independent auditor be pre-approved only when in the best interests of the Trust’s shareholders and fully consistent with applicable law and, particularly, the maintenance of the auditor’s independence. In granting any pre-approval, consideration shall be given to:

1.	the qualifications of the auditor to perform the services involved;

2.	the proposed costs (which may be presented as an estimate or based on professional time charges subject to a ceiling) of the services and the reasonableness thereof;

3.	the permissibility of the services under applicable rules and guidance of the SEC;

4.	the effect, if any, of the performance of the proposed services on the auditor’s independence;

5.	the effect of the compensation for the proposed services on the auditor’s independence; and

6.	the effect, if any, of the proposed services on the Trust’s ability to manage or control risk or to improve audit quality.

In accordance with SEC rules, non-audit services performed by the Trust’s independent auditor may not include the following:

1.	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

2.	Financial information systems design and implementation;

3.	Appraisal or valuation services, fairness opinions or contribution-in-kind reports;

4.	Actuarial services;

5.	Internal audit outsourcing services;

6.	Management functions or human resources;

7.	Broker-dealer, investment adviser or investment banking services; and

8.	Legal services and expert services unrelated to the audit.

III. Procedures for Pre-Approval by the Audit Committee

1.	Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

2.	All requests for pre-approval shall be made to the full Audit Committee at regularly scheduled meetings thereof (or at a special meeting of the Audit Committee set to coincide with regular meetings of the Trust’s Board of Trustees) whenever practicable.

3.	Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.	If consideration of a request for pre-approval on the dates identified in Section III(2) would not be timely, the requesting party shall notify the Chairman of the Audit Committee. The Chairman of the Audit Committee shall then determine whether to schedule a special meeting of the Audit Committee (which may be conducted telephonically) on an alternative date or whether the request may appropriately be presented to a delegate of the Audit Committee under procedures set forth in Section IV below.

5.	Requests for pre-approval may include, but are not limited to, the following services:

a.	audit engagement, particularly for interim periods;

b.	tax compliance, tax planning, and tax advice;

c.	review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

d.	review of IRS shareholder materials;

e.	review and validation of Trust procedures (e.g., valuation, interTrust lending, etc.), and

f.	market research and strategic insights.

6.	Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

7.	In accordance with PCAOB Rule 3524, requests for pre-approval of permissible tax services by the independent auditor must have the following items described in writing for the audit committee:

a.	the scope of the proposed tax service,

b.	the fee structure for the engagement,

c.	any side letters, amendments to the engagement letter or any other agreements, whether oral, written, or otherwise, relating to the service between the audit firm and the Trusts, and

d.	any compensation arrangements or other agreements between the audit firm and any third party with respect to promoting, marketing, or recommending a transaction covered by the proposed tax service.

The audit firm should discuss with the Audit Committee the potential effect of the proposed tax service(s) on the audit firm’s independence.

8.	Requests for pre-approval must include an assessment by the independent auditor of its independence should the request be granted and the proposed services rendered.

9.	The Audit Committee’s action on a request for pre-approval shall be recorded in the Audit Committee’s minutes.

10.	The Audit Committee’s action on a request for pre-approval shall be communicated in writing to the independent auditor and, under normal circumstances, a copy of this communication shall be provided to the Trust’s management.

11.	The Audit Committee’s action on a request for pre-approval shall be reported to the full Board of Trustees.

12.	Pre-approvals will be granted for a period of no more than one year.

IV. Procedures for Pre-Approval by a Delegate of the Audit Committee

1.	Where it has been determined by the Chairman of the Audit Committee that consideration of a request for pre-approval by the full Audit Committee would not be timely, the Chairman may determine that the request be presented to a member(s) of the Audit Committee appointed by the Audit Committee as its delegate (the “Delegate”) for this purpose. (As of the date of the adoption of these guidelines and procedures, the Chairman of the Audit Committee has been so appointed, and such appointment may be revoked or modified by the Audit Committee at any time.)

2.	Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

3.	Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.	Requests for pre-approval may include, but are not limited to, the following services:

a.	audit engagement, particularly for interim periods;

b.	tax compliance, tax planning, and tax advice;

c.	review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

d.	review of IRS shareholder materials;

e.	review and validation of Trust procedures (e.g., valuation, interfund lending, etc.); and

f.	market research and strategic insights.

5.	Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

6.	Requests for pre-approval must include an assessment by the independent auditor of its independence should the request be granted and the proposed services rendered.

7.	The Delegate’s action on a request for pre-approval shall be communicated in writing to the independent auditor, with a copy to each other member of the Audit Committee and, under normal circumstances, to the Trust’s management.

8.	Pre-approvals by the Delegate shall be reviewed by the Audit Committee at a meeting held no later than the next scheduled meeting of the Board of Trustees or the Audit Committee, whichever occurs sooner. An earlier review shall be conducted upon the written request of one or more Audit Committee members addressed to the Chairman of the Audit Committee.

9.	Pre-approvals by the Delegate may be modified or revoked by the Audit Committee, but will not absolve the Trust of its responsibility to compensate the independent auditor for services rendered prior to such modification or revocation.

10.	The results of the Audit Committee’s review of the Delegate’s action on a request for pre-approval shall be recorded in the Audit Committee’s minutes and reported to the full Board of Trustees.

11.	Pre-approvals will be granted by the Delegate for a period of no more than one year.

V. Procedures for Monitoring Engagements Authorized Under Pre-Approval Procedures

The independent auditor shall inform the Audit Committee in writing upon the commencement of services rendered under a pre-approval. The independent auditor shall thereafter provide the Audit Committee with written quarterly progress reports within one month of the close of each calendar quarter detailing the work done and fees and other charges incurred during said calendar quarter. Should fees and expenses exceed those specified in a pre-approval (or appear likely to do so prior to completion of the work), the independent auditor or management shall so apprise the Audit Committee and an additional express approval or pre-approval must be obtained.

VI. Amendment

These Policies and Procedures may be amended or revoked at any time by the Audit Committee and shall be reviewed at least annually in conjunction with review of the Audit Committee Charter.

Adopted October 23, 2007 (The Huntington Funds)

November 11, 2010 (Huntington Strategy Shares)

Revised February 14, 2014

(e)(2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (C)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Fiscal year ended 2014- 100%

Fiscal year ended 2013- 100%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s audit committee pursuant to paragraph (C)(7)(i)(C) of Rule 2-01 of Regulation S-X, 100% and 100% respectively.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Ernst and Young LLP for the Funds and certain entities (including the adviser (excluding sub-adviser) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (Funds)), totaled $248,360 and $260,550 in 2014 and 2013, respectively.

(h) The registrant’s Audit Committee has considered whether the provision of non audit services that were rendered to registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provide ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Huntington Funds

By (Signature and Title)	/s/ Jeffrey Young
R. Jeffrey Young, Chief Executive Officer and Principal Executive Officer

Date	2/27/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jeffrey Young
R. Jeffrey Young, Chief Executive Officer and Principal Executive Officer

Date	2/27/2015

By (Signature and Title)	/s/ Bryan W. Ashmus
Bryan W. Ashmus, Treasurer and Principal Financial Officer

Date	2/27/2015